Exhibit 10.3

EXECUTION VERSION

SECOND WAIVER AND CONSENT AGREEMENT TO CREDIT AGREEMENT

This SECOND WAIVER AND CONSENT AGREEMENT TO CREDIT AGREEMENT, dated as of June 8, 2016 (this “Agreement”) is entered into by and among Kadmon Pharmaceuticals, LLC, a Pennsylvania limited liability company (the “Borrower”), the guarantors party hereto and each of the lenders listed on the signature pages hereof under the heading “LENDERS”.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement (defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Perceptive Credit Opportunities Fund, LP, as Collateral Representative, have entered into that certain Credit Agreement, dated as of August 28, 2015, as amended by that certain Amendment to Credit Agreement, dated as of October 27, 2015 (the “Existing Credit Agreement”, and as amended by this Agreement and as the same may be further amended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the guarantors from time to time party thereto, the lenders party thereto and Macquarie US Trading LLC, as administrative agent, collateral agent and custodian for the lenders have entered into that certain Third Amended and Restated Senior Secured Convertible Credit Agreement, dated as of August 28, 2015, as amended by that certain First Amendment to Credit Agreement, dated as of October 27, 2015 (the “Existing Class B Credit Agreement”, and as the same may be further amended or otherwise modified from time to time, the “Class B Credit Agreement”; and the loans issued thereunder, the “Class B Loans”);

WHEREAS, the Borrower has requested that the Majority Lenders waive Section 9.12(c) of the Existing Credit Agreement to the extent (but only to the extent) necessary to permit the Class B Credit Agreement to be amended in form and substance reasonably satisfactory to the Majority Lenders and attached hereto as Exhibit A to, among other things, change the definition of “Qualified IPO” (as defined therein) and “Conversion Price” (as defined therein), and amend Section 15.08(c) thereof (such amendment, the “Class B Amendment”);

WHEREAS, the Borrower has also requested that the Majority Lenders waive Section 9.12(d) of the Existing Credit Agreement to the extent (but only to the extent) necessary to permit the Holdings LLC Agreement to be amended in form and substance reasonably satisfactory to the Majority Lenders and attached hereto as Exhibit B (the “Holdings LLC Agreement Amendment”);

WHEREAS, the Borrower has further requested that the Majority Lenders consent to (i) the entry into the Exchange Agreement by Holdings and the Borrower in form and substance reasonably satisfactory to the Majority Lenders, (ii) the Conversion and (iii) the amendment and restatement of those certain Second-Lien Convertible PIK Notes of the Borrower due 2019 in form and substance reasonably satisfactory to the Majority Lenders and attached hereto as Exhibit C (as so amended and restated, the “Second-Lien Notes”);

WHEREAS, the Majority Lenders are willing to agree to such requests subject to the terms and conditions set forth herein; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.          Certain Terms.  The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Agreement” is defined in the preamble.

“Borrower” is defined in the preamble.

“Class B Amendment” is defined in the third recital.

“Class B Credit Agreement” is defined in the second recital.

“Class B Loans” is defined in the second recital.

“Condition Subsequent” is defined in clause (i) of the proviso to Section 4.1.

“Conversion” means (i) the conversion of $30,000,000 in aggregate principal amount of Class B Loans into Preferred Stock, (ii) the conversion of $25,000,000 in aggregate principal amount of Class B Loans into common stock of Holdings at a conversion price equal to 80% of the initial public offering price per share, (iii) the conversion of 125% of $20,000,000 in aggregate principal amount of Class B Loans into common stock of Holdings at a conversion price equal to the initial public offering price per share, and (iv) the payment of the Make-Whole Amount (as defined in the Exchange Agreement) through a number of shares of common stock of Holdings obtained by dividing the Make-Whole Amount by a conversion price equal to 80% of the initial public offering price per share, each in accordance with the terms and conditions of the Exchange Agreement and the Class B Loan Documents.

“Conversion Effective Date” is defined in Section 4.2.

“Credit Agreement” is defined in the first recital.

“Exchange Agreement” means that certain Exchange Agreement in form and substance reasonably satisfactory to the Majority Lenders and attached hereto as Exhibit D, dated as of June [8], 2016, among Holdings, the Borrower and each investor identified on the signature pages thereto, which provides for, among other things, the Conversion.

“Existing Class B Credit Agreement” is defined in the second recital.

“Existing Credit Agreement” is defined in the first recital.

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“Holdings LLC Amendment Agreement” is defined in the fourth recital.

“Preferred Stock” means the 5% convertible preferred stock of Holdings, par value $0.001 per share, having the rights and preferences set forth in the Preferred Stock Certificate of Designation.

“Preferred Stock Certificate of Designation” means the Certificate of Designation governing the Preferred Stock, in form and substance reasonably satisfactory to the Majority Lenders, which is attached hereto as Exhibit E.

“Second-Lien Notes” is defined in the fifth recital.

“Waiver and Consent Effective Date” is defined in Section 4.1.

ARTICLE II
WAIVERS AND CONSENTS TO EXISTING CREDIT AGREEMENT

The provisions of the Existing Credit Agreement referred to below are hereby waived and the following consents are hereby given in accordance with this Article II.  Except as expressly so waived or consented to, as applicable, the parties hereto expressly acknowledge and agree that (a) all other terms and provisions of the Existing Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with its terms and (b) the following is a limited waiver and consent, and shall not be deemed to constitute a waiver of any Default or Event of Default or any future breach of the Credit Agreement or any of the other Loan Documents, whether or not similar to the breaches referred to herein.

SECTION 2.1.          Waiver to Section 9.12(c).  Effective on (and subject to the occurrence of) the Waiver and Consent Effective Date, the Majority Lenders hereby agree to waive Section 9.12(c) of the Existing Credit Agreement to the extent (but only to the extent) necessary to permit the parties to the Class B Amendment to enter into the Class B Amendment.

SECTION 2.2.          Waiver to Section 9.12(d).  Effective on (and subject to the occurrence of) the Waiver and Consent Effective Date, the Majority Lenders hereby agree to waive Section 9.12(d) of the Existing Credit Agreement to the extent (but only to the extent) necessary to permit the parties to the Holdings LLC Agreement Amendment to enter into the Holdings LLC Agreement Amendment.

SECTION 2.3.          Consent to Entry into Exchange Agreement and Amendment and Restatement of the Second-Lien Notes.  Effective on (and subject to the occurrence of) the Waiver and Consent Effective Date, the Majority Lenders hereby consent to the extent (but only to the extent necessary) to permit (a) the parties to the Exchange Agreement to enter into the Exchange Agreement and (b) the parties to enter into the amendment and restatement of the Second-Lien Notes on the terms and conditions of this Agreement.

SECTION 2.4.          New Defined Terms.  In furtherance of the foregoing waivers and consents, effective on (and subject to the occurrence of) the Waiver and Consent Effective Date, Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new defined terms in the appropriate alphabetical order:

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“First Amendment” means that certain Amendment to Credit Agreement, dated as of October 27, 2015, among the Borrower, the Guarantors, the Collateral Representative and the Lenders party thereto.

“First Amendment Effective Date” means October 27, 2015.

“Conversion Effective Date” means the “Conversion Effective Date”, as defined in the Second Waiver and Consent.

“Second Waiver and Consent” means that certain Second Waiver and Consent to Credit Agreement, dated as of June [8], 2016, among the Borrower, the Guarantors, the Collateral Representative and the Lenders party thereto.

“Second Waiver and Consent Effective Date” means the “Waiver and Consent Effective Date”, as defined in the Second Waiver and Consent.

SECTION 2.5.          Amendments to Existing Defined Terms.  In furtherance of the foregoing waivers and consents, effective on (and subject to the occurrence of) the Waiver and Consent Effective Date, Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Second Lien Note Documents” in its entirety to read as follows:

“Second Lien Note Documents” means (i) those certain Second-Lien Convertible PIK Notes due 2019, dated on or after August 28, 2015 and on or before December 26, 2015, by the Borrower in favor of the investors named therein, as amended, restated, supplemented or otherwise modified from time to time and (ii) the “Securities Documents” as defined therein.

ARTICLE III
CONSENT TO CONVERSION

The following consents are hereby given in accordance with this Article III.  Except as expressly so consented to or otherwise waived by this Agreement, the parties hereto expressly acknowledge and agree that (a) all other terms and provisions of the Existing Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with its terms and (b) the following is a limited consent and shall not be deemed to constitute a waiver of any Default or Event of Default or any future breach of the Credit Agreement or any of the other Loan Documents, whether or not similar to the breaches referred to herein.

SECTION 3.1.          Consent to Conversion.  Effective on (and subject to the occurrence of) the Conversion Effective Date, the Majority Lenders hereby agree to consent to the extent (but only to the extent) necessary to permit the consummation of the Conversion in accordance with the terms of the Exchange Agreement and the Class B Loan Documents.

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ARTICLE IV
CONDITIONS TO EFFECTIVENESS

SECTION 4.1.          Conditions to Effectiveness of Article II.  Article II shall become effective upon, and shall be subject to, the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Majority Lenders (the date when all such conditions are so satisfied being the “Waiver and Consent Effective Date”):

(a)     the Lenders shall have received counterparts of this Agreement duly executed by each of the Obligors and the Majority Lenders;

(b)     the Lenders shall have received complete and correct copies of the definitive documentation for the Class B Amendment;

(c)     the Lenders shall have received complete and correct copies of the definitive documentation for the Holdings LLC Agreement Amendment;

(d)     the Lenders shall have received complete and correct copies of the definitive documentation for the Exchange Agreement;

(e)     the Lenders shall have received a certificate, dated as of the date hereof and duly executed and delivered by a Responsible Officer of the Borrower certifying as to the matters set forth in Articles V and VI hereof;

(f)      the Lenders shall have received an opinion, dated as of the date hereof and addressed to the Collateral Representative and all Lenders party hereto, from DLA Piper LLP (US) and Tucker Arensberg, P.C.;

(g)     and all legal matters incident to the effectiveness of this Agreement shall be reasonably satisfactory to the Collateral Representative and its counsel;

provided, that (i) the effectiveness of Article II is also subject to the condition subsequent that the Lenders shall have received in form and substance satisfactory to the Majority Lenders complete and correct copies of the definitive documentation for the amendment and restatement Second-Lien Notes no later than three Business Days after the date hereof (the “Condition Subsequent”), and (ii) (x) if the Obligors fail to satisfy the Condition Subsequent in accordance with clause (i) above, then Article II shall be deemed to be ineffective ab initio, and the Waiver and Consent Effective Date shall be deemed to have not occurred, and (y) such failure shall constitute an Event of Default under Section 11.01 of the Existing Credit Agreement without any notice, cure period or remedy period.

SECTION 4.2.          Conditions to Effectiveness of Article III.  Article III shall become effective upon, and shall be subject to, the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Majority Lenders (the date when all such conditions are so satisfied being the “Conversion Effective Date”):

(a)     the Waiver and Consent Effective Date shall have occurred;

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(b)     the Lenders shall have received complete and correct copies of the definitive documentation for the Preferred Stock Certificate of Designation;

(c)     the Lenders shall have received a certificate of a Responsible Officer of the Borrower and Holdings, dated as of the Conversion Effective Date, certifying that the Conversion shall be consummated substantially concurrently with the effectiveness of the Majority Lenders’ consent to the Conversion in accordance with the terms of the Exchange Agreement and the Class B Loan Documents; and

(d)     the Collateral Representative and the Lenders shall have received all fees, costs and expenses due and payable pursuant to Section 13.03 of the Existing Credit Agreement (including without limitation the fees and expenses of Morrison & Foerster LLP, special New York counsel to the Collateral Representative), together with all other reasonable fees as may be separately agreed to by the Borrower and any of the Collateral Representative or the Lenders (or any of their respective Affiliates).

ARTICLE V
REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into this Agreement, each Obligor represents and warrants to the Collateral Representative and the Lenders as set forth below.

SECTION 5.1.          Validity, etc.  This Agreement, the Existing Credit Agreement and the other Loan Documents (both before and after giving effect to this Agreement) constitute the legal, valid and binding obligation of such Obligor enforceable in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 5.2.          Representations and Warranties, etc.  Immediately prior to, and immediately after giving effect to, this Agreement, the following statements shall be true and correct:

(a)     the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(b)     no Default or Event of Default shall have then occurred and be continuing.

ARTICLE VI
CONFIRMATION

SECTION 6.1.          Guarantees, Security Interest, Continued Effectiveness.  Each Obligor hereby consents to the modifications made to the Loan Documents pursuant to this Agreement and hereby agrees that, after giving effect to this Agreement, each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified in all

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respects, except that upon the occurrence of the Waiver and Consent Effective Date, all references in such Loan Documents to the “Credit Agreement”, “Loan Documents”, “thereunder”, “thereof”, or words of similar import shall mean the Existing Credit Agreement and the other Loan Documents, as amended or otherwise modified by this Agreement.

ARTICLE VII
MISCELLANEOUS

SECTION 7.1.          Cross-References.  References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 7.2.          Loan Document Pursuant to Existing Credit Agreement.  This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Section 13 thereof.

SECTION 7.3.          Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

SECTION 7.4.          Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

SECTION 7.5.          Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION; PROVIDED THAT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY.

SECTION 7.6.          Full Force and Effect; Limited Waiver and Consent.  Except as expressly amended hereby, the Obligors each jointly and severally agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments, consents and other waivers and modifications set forth in this Agreement shall be limited precisely as provided for herein to the provisions expressly amended herein or otherwise modified or waived hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement, the Credit Agreement or any of the Loan Documents.

SECTION 7.7.          No Waiver.  Except as otherwise specified herein, this Agreement is not, and shall not be deemed to be, a waiver or consent to any Default or Event of Default, or other

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non-compliance now existing or hereafter arising under the Existing Credit Agreement, the Credit Agreement and the other Loan Documents.

[Signature pages to follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by a Responsible Officer as of the date first above written.

BORROWER:
KADMON PHARMACEUTICALS, LLC

By:	/s/ Steven N. Gordon
	Name:	Steven N. Gordon
	Title:	Executive Vice President and General Counsel

GUARANTORS:
KADMON CORPORATION, LLC

By:	/s/ Steven N. Gordon
	Name:	Steven N. Gordon
	Title:	Executive Vice President and General Counsel

KADMON HOLDINGS, LLC

By:	/s/ Steven N. Gordon
	Name:	Steven N. Gordon
	Title:	Executive Vice President and General Counsel

KADMON RESEARCH INSTITUTE, LLC

By:	/s/ Steven N. Gordon
	Name:	Steven N. Gordon
	Title:	Executive Vice President and General Counsel

THREE RIVERS RESEARCH INSTITUTE I, LLC

By:	/s/ Steven N. Gordon
	Name:	Steven N. Gordon
	Title:	Executive Vice President and General Counsel

[Signature Page to Second Waiver and Consent to Non-Convertible Credit Agreement]

THREE RIVERS BIOLOGICS, LLC

By:	/s/ Steven N. Gordon
	Name:	Steven N. Gordon
	Title:	Executive Vice President and General Counsel

THREE RIVERS GLOBAL PHARMA, LLC

By:	/s/ Steven N. Gordon
	Name:	Steven N. Gordon
	Title:	Executive Vice President and General Counsel

[Signature Page to Second Waiver and Consent to Non-Convertible Credit Agreement]

COLLATERAL REPRESENTATIVE:

PERCEPTIVE CREDIT OPPORTUNITIES FUND, LP
By: Perceptive Credit Opportunities GP, LLC, its general partner

By	/s/ James Mannix
	Name:	James Mannix
	Title:	COO

[Signature Page to Second Waiver and Consent to Non-Convertible Credit Agreement]

LENDERS:

PERCEPTIVE CREDIT OPPORTUNITIES FUND, LP
By: Perceptive Credit Opportunities GP, LLC, its general partner

By	/s/ Sandeep Dixit
	Name:	Sandeep Dixit
	Title:	Chief Credit Officer

[Signature Page to Second Waiver and Consent to Non-Convertible Credit Agreement]

PCOF PHOENIX II FUND, LP
By: Perceptive Credit Opportunities GP, LLC, its general partner

By	/s/ James Mannix
	Name:	James Mannix
	Title:	COO

[Signature Page to Second Waiver and Consent to Non-Convertible Credit Agreement]

GoldenTree Credit Opportunities, LP

By: GoldenTree Asset Management, LP

By	/s/ Sandeep Dixit
	Name:	Sandeep Dixit
	Title:	Chief Credit Officer

[Signature Page to Second Waiver and Consent to Non-Convertible Credit Agreement]

GoldenTree Credit Opportunities, Ltd.

By	/s/ James Mannix
	Name:	James Mannix
	Title:	COO

[Signature Page to Second Waiver and Consent to Non-Convertible Credit Agreement]

GT NM, L.P.

By: GoldenTree Asset Management, LP

By	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

[Signature Page to Second Waiver and Consent to Non-Convertible Credit Agreement]

SAN BERNARDINO COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

By: GoldenTree Asset Management, LP

By	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

[Signature Page to Second Waiver and Consent to Non-Convertible Credit Agreement]

GOLDENTREE INSURANCE FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, LP By: GoldenTree Asset Management, LP

By	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

[Signature Page to Second Waiver and Consent to Non-Convertible Credit Agreement]

Exhibit A — Class B Amendment

[Exhibits to Non-Convertible Credit Agreement]

Execution Version

AMENDMENT #2 TO CREDIT AGREEMENT

This Amendment #2, dated as of June 8, 2016 (this “Amendment”), is made among KADMON PHARMACEUTICALS, LLC, a Pennsylvania limited liability company (the “Borrower”), the Guarantors party hereto, and the lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”), with respect to the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower and the Lenders are parties to a Third Amended and Restated Senior Secured Convertible Credit Agreement, dated as of August 28, 2015, as amended from time to time (the “Credit Agreement”), with the Guarantors from time to time party thereto.

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

WHEREAS, the Lenders party hereto desire to consent to (i) an amendment to the Holdings LLC Agreement, (ii) an exchange, repurchase, redemption, defeasance, or other acquisition of those certain Second-Lien Convertible PIK Notes of the Borrower due 2019 (the “Second-Lien Notes”), and (iii) the amendment and restatement of the Second-Lien Notes, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1.                         Definitions; Interpretation.

(a)                                 Terms Defined in Credit Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b)                                 Interpretation.  The rules of interpretation set forth in Section 1.03 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2.                         Amendments.  Subject to Section 4, the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Qualified IPO” set forth therein to read in its entirety as follows (with deletions indicated by strikethrough and additions indicated by double underline):

“Qualified IPO” means ~~a~~ the initial Public Offering ~~at an implied aggregate~~ of equity ~~valuation~~ of Holdings~~’~~ (or a successor entity) ~~of at least $1.0 billion~~.

(b)                                 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Subordinated Junior Loan Documents” set forth therein to read in its entirety as follows (with additions indicated by double underline):

“Subordinated Junior Loan Documents” means (i) those certain Second-Lien Convertible PIK Notes due 2019, dated on or after August 28, 2015 and on or before December 26, 2015, by the Borrower in favor of the investors named therein, as amended, restated, supplemented or otherwise modified from time to time and (ii) the “Securities Documents” as defined therein.”

(c)                                  The Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order in Section 1.01 thereof:

“Amendment #2” means Amendment #2 to the Credit Agreement, dated as of June 8, 2016, as amended from time to time.

“Registration Rights Agreement” has the meaning set forth in Section 15.08(c).

(d)                                 Section 15.08 of the Credit Agreement is hereby amended by amending and restating Section 15.08(c) in its entirety to read as follows:

“If an IPO has been consummated then the Company shall take all steps necessary to approve for listing (on the same exchange as any other Class A Units (or Other Securities) are listed) all of the Class A Units issuable hereunder (it being understood that the Company shall not have any obligation to register any such Class A Units except to the extent provided in the following sentence).  If an IPO has been consummated Holdings shall grant customary piggyback registration rights to the Lenders on substantially the same terms as those granted to Holdings’ members pursuant to the Holdings LLC Agreement, provided that effective with Amendment #2, Holdings shall concurrently enter into a registration rights agreement in the form attached as Exhibit J (“Registration Rights Agreement”) with respect to the resale of Class A Units issuable on conversion of up to $20 million in principal amount of the Loans, such Registration Rights Agreement to provide that Holdings must cause the registration statement covering such shares to be declared effective by the Securities and Exchange Commission concurrently with the registration statement for any Qualified IPO; provided further that in no event shall the Lenders have any piggyback rights with respect to the Qualified IPO or rights to participate in the underwritten offering contemplated by the Qualified IPO.  Notwithstanding anything to the contrary set forth herein, this Section 15.08(c) shall survive any termination of this Agreement.”

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(e)                                  Section 15.14 of the Credit Agreement is hereby amended by amending and restating the definition of “Conversion Price” set forth therein to read in its entirety as follows (with deletions indicated by strikethrough and additions indicated by double underline):

“Conversion Price” means the conversion price Class A Unit, initially set at $12.00, subject to adjustment as provided in Section 15.04; provided, however, that in the event of any underwritten public offering of common equity shares or units of Holdings or any successor thereto, the Conversion Price shall be adjusted to be the lesser of the then Conversion Price and ~~eighty four and three quarters of one percent (84.75%)~~ 80% of the per share price in such offering.

SECTION 3.                         Consent.  Notwithstanding anything to the contrary in the Credit Agreement, subject to Section 5, the Lenders hereby consent to:

(a)                                 an amendment to the Holdings LLC Agreement in the form attached hereto as Exhibit A; and

(b)                                 the amendment and restatement of the Second-Lien Notes in the form attached hereto as Exhibit B.

SECTION 4.                         Conditions of Effectiveness of Section 2.  The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a)                                 The representations and warranties in Section 6 shall be true and correct on the date hereof.

(b)                                 Solely as to Section 2(a) and (e), the Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 13.03(a)(i) of the Credit Agreement.

(c)                                  Solely as to Section 2(a) and (e), the transactions contemplated by that certain exchange agreement, dated on or about the date hereof, by and among Holdings, the Borrower, and the investors listed on Annex I thereto, shall be consummated substantially concurrently with the effectiveness of Section 2(a) and (e).

For the avoidance of doubt, the conditions required to be satisfied in order for the effectiveness to be deemed to occur with respect to Section 2(b), (c) and (d) of this Agreement shall be solely those set forth in Section 4(a).

SECTION 5.                         Conditions of Effectiveness of Section 3.  The effectiveness of Section 3 shall be subject to the following condition precedent:

(a)                                 The representations and warranties in Section 6 shall be true and correct on the date hereof.

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SECTION 6.                         Representations and Warranties; Reaffirmation.

(a)                                 Each Obligor hereby represents and warrants to each Lender as follows:

(i)                                     Such Obligor has full power, authority and legal right to make and perform this Amendment.  This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action.  This Amendment has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii)                                  No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii)                               There has been no Material Adverse Effect since the date of the Credit Agreement.

(b)                                 Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein.  By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 7.                         GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a)                                 Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b)                                 Submission to Jurisdiction.  Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in New York, New York or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment.  This Section 7 is for the benefit of the Lenders only

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and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction.  To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c)                                  Waiver of Jury Trial.  EACH OBLIGOR AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 8.                                                                         Acknowledgement and Consent.  Each Guarantor has read this Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which such Person is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid, binding, and enforceable, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by equitable principles relating to enforceability, and shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each Guarantor acknowledges and agrees that (i) such Person is not required by the terms of the Credit Agreement or any other Loan Document to consent to the supplements and amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Person to any future supplements or amendments to the Credit Agreement.

SECTION 9.                         Miscellaneous.

(a)                                 No Waiver.  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

(b)                                 Severability.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c)                                  Headings.  Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d)                                 Integration.  This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

5

(e)                                  Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f)                                   Controlling Provisions.  In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail.  Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

6

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

KADMON PHARMACEUTICALS, LLC

By
Harlan W. Waksal
President and Chief Executive Officer

GUARANTORS:

KADMON CORPORATION, LLC

By
Harlan W. Waksal
President and Chief Executive Officer

KADMON HOLDINGS, LLC

By
Harlan W. Waksal
President and Chief Executive Officer

KADMON RESEARCH INSTITUTE, LLC

By
Harlan W. Waksal
President and Chief Executive Officer

THREE RIVERS RESEARCH INSTITUTE I, LLC

By
Harlan W. Waksal
President and Chief Executive Officer

THREE RIVERS BIOLOGICS, LLC

By
Harlan W. Waksal
President and Chief Executive Officer

THREE RIVERS GLOBAL PHARMA, LLC

By
Harlan W. Waksal
President and Chief Executive Officer

ADMINISTRATIVE AGENT:

MACQUARIE US TRADING LLC

By
Name:
Title:

By
Name:
Title:

Address for Notices:

Macquarie US Trading LLC

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

Attention: Agency Services — Mike Fredian

Fax No.: (312) 262-6308

Email: MacquarieUST@cortlandglobal.com

With a copy (which shall not constitute effective notice) to:

Macquarie US Trading LLC

125 West 55th Street

New York, New York 10019

Attention: Arvind Admal

Fax No.: (212) 231-0629

Email: loan.admin@macquarie.com

LENDERS:

MACQUARIE BANK LIMITED

as a Lender

By
Name:
Title:

By
Name:
Title:

SPCP GROUP, LLC
as a Lender

By
Name:
Title:

SAN BERNADINO COUNTY EMPLOYEES RETIREMENT ASSOCIATION
as a Lender

By GoldenTree Asset Management, LP

By
Name:
Title:

GOLDENTREE 2004 TRUST
as a Lender

By GoldenTree Asset Management, LP
Its Investment Advisor

By
Name:
Title:

GT NM, L.P.
as a Lender

By GoldenTree Asset Management, LP

By
Name:
Title:

GN3 SIP, LIMITED
as a Lender

By GoldenTree Asset Management, LP

By
Name:
Title:

STELLAR PERFORMER GLOBAL SERIES:
SERIES G — GLOBAL CREDIT

as a Lender

By GoldenTree Asset Management, LP

By
Name:
Title:

Exhibit B — Holdings LLC Agreement Amendment

[Exhibits to Non-Convertible Credit Agreement]

AMENDMENT NO. 4 TO

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT OF

KADMON HOLDINGS, LLC

This Amendment No. 4 (“Amendment”), dated as of June 8, 2016 (the “Amendment Date”), to the Second Amended and Restated Limited Liability Company Agreement, dated as of June 27, 2014, as amended (the “Agreement”), of Kadmon Holdings, LLC, a Delaware limited liability company (the “Company”), is executed as of the Amendment Date by Members constituting the Required Holders (as defined below).  Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Agreement.

WHEREAS, Section 14.2 of the Agreement provides, in pertinent part, that the Agreement may be amended if such amendment is in writing and approved by the Board of Managers and, (a) in the case of an amendment that is specific to certain provisions of the Agreement, with the prior written consent of the holders satisfying the requirements for a Special Approval Vote and (b) in the case of an amendment that is specific to the rights, privileges or other characteristics of Class E Units as a whole, with the prior written consent of the holders of at least a majority of the outstanding Class E Units (the holders described in clauses (a) and (b), collectively, the “Required Holders”);

WHEREAS, the Board of Managers has approved this Amendment and the Members signatory hereto desire to amend the Agreement in accordance with Section 14.2 of the Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

Section 1.              Amendments to the Agreement.

(a)           Section 1 of the Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order:

“Exchange Agreement” shall mean that certain exchange agreement, dated as of June 8, 2016, by and among the Company, Kadmon Pharmaceuticals, LLC, and the investors listed on Annex I thereto.

(b)           Section 6.2(f) of the Agreement is hereby amended and restated in its entirety to read as follows (with deletions indicated by strikethrough and additions indicated by double underline):

(f)            The preemptive rights established by this Section 6.2 shall have no application to Membership Interests:

(i) issued pursuant to any warrants, options or other instruments convertible into or exchangeable for Units issued after the date of this Agreement, provided that the preemptive rights established by this Section 6.2 applied with respect to the initial sale or grant by the Company of such warrants, options or other instruments;

(ii) issued for consideration other than cash pursuant to the acquisition of another business pursuant to a merger, consolidation, acquisition or similar business combination;

(iii) issued to strategic partners, or in connection with the establishment of strategic relationships, in each case including any Affiliate of the Company;

(iv) issued or issuable to employees, advisors or consultants, including in connection with, or pursuant to, one or more of the Company’s incentive plans (including the Company’s Incentive Plan and 2011 Equity Incentive Plan) in effect from time to time, but not including those issued or issuable to advisors and consultants in (ix) below;

(v) issued to the holders of Class B Units, Class C Units and Class D Units upon conversion of such Class B Units or Class C Units or Class D Units in connection with a Conversion Event;

(vi) consisting of Class A Units issued concurrently with the funding of the term loans by the Lenders (as defined in the Credit Agreement) pursuant to the Credit Agreement;

(vii) consisting of the warrants entered into on June 17, 2013 (and Class A Units issuable upon exercise of such warrants) and senior secured convertible loans issued concurrently with the funding of a senior secured convertible credit agreement entered into on June 17, 2013 and amended to increase the original principal amount thereunder by $14 million on December 20, 2013 (and Class A Units issuable upon conversion of such senior secured convertible loans), provided that such warrants (and the warrant agreements entered into concurrently therewith) and such senior secured convertible loans (and the senior secured convertible credit agreement entered into concurrently therewith) shall not be further amended in any way that would increase the number of Units issuable thereunder or decrease the strike or conversion price therein other than (A) any such amendment to the senior secured convertible loans entered into on or prior to December 31, 2014 (as so amended, the “Amended Convertible Loan Agreement”) to provide for (x) additional senior secured convertible loans up to $10 million in original principal amount and (y) a reduction of the conversion price on the aggregate principal amount of all loans issued under the senior secured convertible loan agreement to the lesser of $12.00 and 84.75% of the price per unit (or equivalent security) in the Company’s initial public offering (the “IPO Price”), subject to further adjustment as provided in the Amended Convertible Loan Agreement and (B) any such amendment to the warrants and/or warrant agreements entered into on or prior to December 31, 2014 (the warrants as so amended, the “Amended Warrants”) to provide for the immediate vesting (in full) of such warrants and a reduction in the strike price of such warrants to the lesser of $9.50 and 85% of the IPO Price, subject to further adjustment as provided in such Amended Warrants (with any Class A Units issuable and issued under the Amended Warrants (and warrant agreements) and the senior secured convertible credit loans (and senior secured convertible credit agreement) as the result of such amendments and such additional senior secured convertible loans also being exempt from the pre-emptive rights established by Section 6.2);

(viii) issued in a transaction that values the equity of the Company (prior to such transaction) in excess of the greater of $500,000,000 or $10.00 per Class A Unit (appropriately adjusted for stock splits, stock dividends, recapitalizations, stock combinations or like transactions occurring after June 17, 2013);

(ix) consisting of those Class A Units issuable under (a) the Class A Unit Purchase Warrants No. 1 and No. 2, dated October 31, 2011, and (b) Class A Unit Purchase Warrant Nos. 4 through 35 each dated April 16, 2013 (including  in each case ((a) and (b)) the issuance of such Class A Unit Purchase Warrants), which in each case ((a) and (b)) shall not be amended after June 17, 2013 in any way that would increase the number of Units issuable thereunder or decrease the strike or conversion price therein;

(x) Class E Units of any series with an aggregate Class E Original Issue Price of up to $85~~75~~,000,000;

(xi) Class A Units issued to holders of Class E Units upon conversion of such Class E Units; ~~and~~

(xii) consisting of the warrants (and Class A Units issuable upon exercise of such warrants), senior secured convertible loans (and Class A Units issuable upon conversion of such senior secured convertible loans) which amend and restate certain loans described in clause (vii) above, and second-lien convertible PIK notes (and Class A Units issuable upon conversion of such notes), each entered into on or about August 28, 2015 (and any second-lien convertible PIK notes (the “Delayed PIK Notes”) issued within 120 days after such date on terms that are otherwise the same in all material respects as such initially issued second-lien convertible PIK notes), provided that such warrants (and the warrant agreements entered into concurrently therewith), such senior secured convertible loans (and the senior secured convertible credit agreement entered into concurrently therewith), and such second-lien convertible PIK notes shall not be amended after their initial issuance (except (1) to provide for the issuance of the Delayed PIK Notes, and (2) to reduce the conversion price for such senior secured convertible loans and such second-lien convertible PIK notes (including the Delayed PIK Notes) to the lesser of $12.00 and 80% of the IPO Price, subject to further adjustment as provided in such senior secured convertible credit agreement and such second-lien convertible PIK notes (the “Adjusted Conversion Price”)) in any way that would increase the number of Units issuable thereunder or decrease the strike or conversion price therein; and

(xiii)        issued or issuable pursuant to the Exchange Agreement (including the shares of 5% Convertible Preferred Stock of the corporate successor to the Company, and any shares of common stock of such corporate successor to the Company that are issued or issuable upon conversion of such preferred stock);

provided, however, that the Membership Interests issued pursuant to clauses (ii), (iii) and (iv) of this Section 6.2(f) shall not exceed, in the aggregate, 20% of the outstanding Class A Units on a Fully-Diluted Basis plus (solely under clause (iv)) 5,000,000 Class A Units; provided further, that the Membership Interests issued pursuant to clause (iv) of this Section 6.2(f) shall not (x) exceed, in the aggregate, 7.5% of the outstanding Class A Units on a Fully-Diluted Basis plus 5,000,000 Class A Units, (y) be issued in any form other than options to purchase Class A Units under the Company’s incentive plans at a strike price no less than the low range of the price per Class A Unit as determined by an independent third party appraisal firm of national repute within three months of any such issuance, (z) be issued or granted to any Person who is not an active employee or director of the Company at the time of such issuance or grant (provided that no such issuance or grant shall be made to Samuel D. Waksal), (aa) as to any Membership Interests issued or granted to the Company’s employees and directors of the Company, exceed, in the aggregate, 7.5% of the outstanding Class A Units on a Fully-Diluted Basis, and (bb) as to any Membership Interests issued or granted in 2015 to the Company’s chief executive officer, exceed, in the aggregate, 5,000,000 Class A Units.  In no event shall any Member, the Company or Affiliate of the Company or any Member be entitled to receive Membership Interests pursuant to items (ii) or (iii) without the approval of Members holding a majority of the outstanding Class A Units (including holders of Class E Units voting on an as-converted basis determined pursuant to Section 3.1(h)(ii)(B)(II)), excluding from such approval vote any holders of Class A Units or Class E Units who (or whose Affiliates) would receive Membership Interests under such issuance.

(c)           The ten Business Day prior notice requirement contained in the definition of “Special Approval Vote” is hereby waived, solely with respect to the matters approved in this Amendment, and such waiver shall be deemed an amendment of such definition solely with respect to the matters approved in this Amendment.

Section 2.              Additional Consents. To the extent that the consent of any Person signatory hereto is required in connection with this Amendment (or the issuance of any Units contemplated by this Amendment) pursuant to any agreement with the Company (whether in such Person’s capacity as a Member, a lender, a warrant holder, a note holder, or otherwise), such consent is hereby granted by such Person in all such capacities. To the extent that any Person signatory hereto would otherwise be entitled to preemptive rights, anti-dilution protection, or other similar rights as a result of the execution and delivery of this Amendment or the Company’s performance of the transactions contemplated thereby (including the issuance of any Units contemplated by this Amendment), such rights are hereby waived.

Section 3.              Full Force and Effect.  Except as expressly provided for in this Amendment, all of the terms and conditions of the Agreement shall continue in full force and effect.  This Amendment is limited as written and shall not be deemed to be an amendment, modification or supplement of, or a consent to or waiver of any other term or condition of the Agreement or any other document.

Section 4.              Conflict.  In the event of any conflict between the terms and conditions of this Amendment and the Agreement, this Amendment shall govern and prevail in all respects.

Section 5.              Effect of Amendment.  From and after the execution of this Amendment, any reference to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.

Section 6.              Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.  ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR) THE U.S. DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND THE

PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.

Section 7.              Headings and Captions.  All headings and captions contained in this Amendment are inserted for convenience only and shall not be deemed a part of this Amendment.

Section 8.              Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement.  This Amendment may be executed and delivered via telecopier machine or other form of electronic delivery by the parties, which shall be deemed for all purposes as an original.

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Next page is signature page.

5

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Amendment as of the day and year first above written.

Please print or type name of Member above

By:
Name:
Title:

Exhibit C — Amended and Restated Second-Lien Notes

[Exhibits to Non-Convertible Credit Agreement]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS SECURITY (1) REPRESENTS THAT (A) IT IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a) UNDER REGULATION D OF THE SECURITIES ACT (AN “AI”), (B) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (C) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(d)(1) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO KADMON HOLDINGS, LLC OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT PRIOR TO SUCH TRANSFER, THE ISSUER IS FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE AND PROVIDED THAT PRIOR TO SUCH TRANSFER, THE ISSUER IS FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT), (F) TO AN AI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE ISSUER A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE ISSUER) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $50,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST DELIVER TO THE ISSUER A TRANSFER INSTRUCTION, IN THE FORM ATTACHED HERETO, AND CHECK THE APPROPRIATE BOX SET FORTH ON THE DOCUMENTS INCLUDED IN SUCH TRANSFER INSTRUCTION (INCLUDED ON THE REVERSE HEREOF) RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THESE DOCUMENTS AND CERTIFICATES TO THE ISSUER. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE ISSUER SUCH ADDITIONAL CERTIFICATES AND OTHER INFORMATION AS THE ISSUER MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS AMENDED AND RESTATED NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT; PLEASE CONTACT KONSTANTIN POUKALOV, CHIEF FINANCIAL OFFICER, 450 EAST 29TH STREET, NEW YORK, NEW YORK 10016, TELEPHONE: (212) 308-6000 TO OBTAIN INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND THE YIELD TO MATURITY.

THE OBLIGATIONS EVIDENCED BY THIS AMENDED AND RESTATED NOTE ARE SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF (I) THE “OBLIGATIONS” (AS DEFINED IN THE NON-CONVERTIBLE CREDIT FACILITY AGREEMENT HEREINAFTER REFERRED TO) UNDER SUCH

NON-CONVERTIBLE CREDIT FACILITY AGREEMENT AND (II) THE “OBLIGATIONS” (AS DEFINED IN THE CONVERTIBLE CREDIT FACILITY AGREEMENT HEREINAFTER REFERRED TO) UNDER SUCH CONVERTIBLE CREDIT FACILITY AGREEMENT.

2

[SECOND] AMENDED AND RESTATED NOTE

THIS [SECOND] AMENDED AND RESTATED NOTE (this “Amended and Restated Note”) is made as of April [  ], 2016 by the undersigned, Kadmon Pharmaceuticals, LLC, a Pennsylvania limited liability company (the “Issuer”) for [INSERT ORIGINAL HOLDER NAME] (the “Original Holder”).

INTRODUCTION

A.                   The Issuer issued to the Original Holder a Note in the original principal amount of [INSERT ORIGINAL PRINCIPAL AMOUNT ($[                ]), dated as of [INSERT ORIGINAL ISSUE DATE] (the “Original Issue Date”), which [was amended and restated on October 27, 2015 and] continues to be outstanding as of the date hereof ([as so amended and restated,] the “Original Note”).

B.                   The Issuer, with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities, wishes to amend and restate the Securities pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Note shall be amended and restated in its entirety by this Amended and Restated Note.

No. 1

$[INSERT CURRENT AMOUNT (Original Amount plus PIK Interest to date)]

13.0% Second-Lien Convertible PIK Notes Due 2019

Issuer, promises to pay to the Original Holder, or registered transfers or assigns, the principal amount of $[INSERT CURRENT AMOUNT (Original Amount plus PIK Interest to date)] on August 28, 2019 (the “Maturity Date”).

Guarantors: Kadmon Holdings, LLC (“Holdings”), the Subsidiaries of Holdings party to the Guaranty and Security Agreement, all future parties to the Guaranty and Security Agreement, and any successor Person to the foregoing (collectively, the “Guarantors” and, together with the Issuer, the “Obligors”).

Original Issue Date: [                   ]

Interest Payment Dates: October 1 and April 1, commencing on [October 1, 2015/April 1, 2016]

Regular Record Dates: September 15 and March 15

Additional provisions of this Amended and Restated Note are set forth on the other side of this Amended and Restated Note. All Securities (as defined herein) have terms identical to those of this Amended and Restated Note in all material respects, except with respect to the principal amount represented by such Securities, in the case of PIK Notes (as defined herein), the date of original issuance and the first interest payment date and such changes as are permitted in accordance with the terms of this Amended and Restated Note and such other Securities.

3

IN WITNESS WHEREOF, this Amended and Restated Note has been duly executed by an officer of the Issuer.

KADMON PHARMACEUTICALS, LLC

By:
Name:
Title:

DATED:

NOTATION OF GUARANTEE

For value received, each Guarantor (which term includes any successor Person to such Guarantor) has unconditionally guaranteed, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the obligations of the Issuer under the 13.0% Second-Lien Convertible PIK Notes Due 2019, including this Amended and Restated Note, to the extent set forth in the Guaranty and Security Agreement, dated as of August 28, 2015 (as amended, supplemented or otherwise modified from time to time), among Kadmon Pharmaceuticals, LLC, as Issuer, Kadmon Holdings, LLC, as Holdings, and the other Guarantors party thereto from time to time. Any Subsidiary of Holdings that becomes a party to the Guaranty and Security Agreement after the Original Issue Date shall be a Guarantor with respect to 13.0% Second-Lien Convertible PIK Notes Due 2019, including this Amended and Restated Note, notwithstanding that it has not executed the Notation of Guarantee on any Notes, including the Notation of Guarantee on this Amended and Restated Note.

KADMON HOLDINGS, LLC

By:
Name:
Title:

KADMON CORPORATION, LLC

By:
Name:
Title:

KADMON RESEARCH INSTITUTE, LLC

By:
Name:
Title:

THREE RIVERS RESEARCH INSTITUTE I, LLC

By:
Name:
Title:

THREE RIVERS BIOLOGICS, LLC

By:
Name:
Title:

THREE RIVERS GLOBAL PHARMA, LLC

By:
Name:
Title:

REVERSE SIDE OF NOTE

13.0% Second-Lien Convertible PIK Notes Due 2019

This Amended and Restated Note is one of $114,760,000 aggregate initial principal amount of 13.0% Second-Lien Convertible PIK Notes Due 2019 issued by the Issuer on or prior to December 26, 2015 (the “Notes”), which, together with all PIK Notes issued from time to time and all 13.0% Second-Lien Convertible PIK Notes Due 2019 issued in connection with transfers, exchanges or otherwise as permitted by the terms hereof, form a single class of securities (the “Securities”) for all purposes, including, without limitation, waivers, amendments, redemptions and offers to purchase. The Securities, including this Amended and Restated Note, impose certain limitations (set forth herein and in each other Security) on Holdings, the Issuer and their respective Subsidiaries. “Subsidiary” refers, with respect to any Person (the “parent”), any corporation, partnership, joint venture, limited liability company, association or other entity (i) the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis (“GAAP”) as of such date, (ii) the securities of which or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (iii) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated, all references to “Subsidiary” hereunder shall mean a Subsidiary of Holdings. For the avoidance of doubt, MeiraGTx Limited, a company organized under the laws of England and Wales, shall not be considered a “Subsidiary” hereunder.

The aggregate principal amount of Securities, at any date of determination, shall be the principal amount of all outstanding Securities, including all PIK Notes issued at or prior to such date of determination, at such date of determination. With respect to any matter requiring consent, waiver, approval or other action of the Holders (as defined below) of a specified percentage of the principal amount of all the Securities, such percentage shall be calculated, on the relevant date of determination, by dividing (a) the principal amount, as of such date of determination, of Securities, the Holders of which have so consented, by (b) the aggregate principal amount, as of such date of determination, of the Securities then outstanding, in each case, as determined in accordance with the provisions of the Securities. “Holder” refers to a Person in whose name a Security is registered.

In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver, consent or other action, Securities owned by Holdings, the Issuer, the Guarantors or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with Holdings, the Issuer or the Guarantors shall be disregarded and deemed not to be outstanding. Only Securities outstanding at the time of such determination shall be considered in any such determination.

Terms used but not otherwise defined in the Securities shall have the meaning assigned to such terms in the Non-Convertible Credit Facility Agreement, as amended to the date hereof. Any reference to “Borrower” in the Non-Convertible Credit Facility Agreement shall be deemed to be a reference to “Issuer” for purposes of this Amended and Restated Note.

1. This Amended and Restated Note; the Notes; the Securities

(a)                The Securities are issued as registered notes without coupons in minimum denominations of $50,000, and increments of $5,000 in excess thereof, except as may be necessary to (1) reflect any PIK Interest (as defined herein) or (2) enable the registration of transfer by a Holder of its entire holding of Securities. The Issuer shall keep at its principal office a register (the “Register”) in which the Issuer shall provide for the registration of Securities and of transfers of Securities. No transfer of Securities, including this Amended and Restated Note, may be effected unless a valid transfer instruction in the form attached to each of the Securities (the “Transfer Instruction”), including this Amended and Restated Note, is delivered to the Issuer as provided in this Section 1. If the Issuer determines in good faith that a Transfer Instruction is not valid, it shall within ten (10) Business Days of receipt thereof notify the Holder submitting such Transfer Instruction of the defect (a “Defect Notice”). In the absence of a Defect Notice, any transfer shall be deemed to be effective at the end of the tenth (10th) Business Day following delivery of a Transfer Instruction. The entries in the Register shall be conclusive absent manifest error, and the Issuer and the Holders shall treat each Person whose name is recorded (or deemed to be recorded) in the

Register pursuant to the terms hereof as a Holder hereunder for all purposes of the Securities, including this Amended and Restated Note, notwithstanding notice to the contrary. A “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

(b)                The Register shall be available for inspection by the Holder of any Security, including this Amended and Restated Note, at any reasonable time and from time to time upon reasonable prior notice. This Amended and Restated Note shall be transferred only by surrendering this Amended and Restated Note to the Issuer and having a new Security or Securities reissued to the transferee.

(c)                 This Amended and Restated Note may be transferred to any transferee pursuant to a Transfer Instruction; provided that (i) such transfer shall be made in compliance with the restrictive legend on the face of this Amended and Restated Note, the Securities Act and any applicable securities laws, (ii) such transfer shall be in compliance with Section 11 hereof and this Section 1, (iii) such transfer shall be in compliance with the Second Amended and Restated Limited Liability Company Agreement of Holdings, dated as of June 27, 2014 (as amended, “Holdings’ LLC Agreement”) as amended to the date hereof (and for the avoidance of doubt, the Securities shall be considered Membership Interests (as defined in Holdings’ LLC Agreement) for purposes of the transfer restrictions contained therein) and (iv) such transfer shall be in a principal amount of not less than $1,000,000 (or such lesser amount as shall be the then outstanding principal amount of this Amended and Restated Note). The Holder of this Amended and Restated Note and its transferee shall deliver to the Issuer an appropriate IRS Form W-8 or W-9, as applicable, and/or any additional documentation that the Issuer may reasonably require in connection with any transfer of this Amended and Restated Note. Upon any transfer pursuant to a Transfer Instruction, the transferee shall, to the extent of such transfer, be entitled to exercise the rights of the Holder making such transfer and shall thereafter be deemed a “Holder” under this Amended and Restated Note for all purposes.

(d)                Upon surrender of this Amended and Restated Note for registration of transfer in the Register, the Issuer shall execute and deliver one or more new Securities of like tenor and of the principal amount transferred, registered in the name of such transferee or transferees and, if applicable, a new Security of like tenor to the transferor and of principal amount equal to the principal amount of this Amended and Restated Note remaining following such transfer. Any purported transfer of this Amended and Restated Note, or any portion hereof, to a transferee that does not comply with the requirements specified in this Amended and Restated Note will be of no force and effect and shall be null and void ab initio.

(e)                 If surrendered for registration of transfer or exchange, this Amended and Restated Note must be duly endorsed and be accompanied by a written Transfer Instruction duly executed, by the Holder of this Amended and Restated Note or such Holder’s attorney-in-fact duly authorized in writing. Any Securities issued in exchange for this Amended and Restated Note or upon transfer hereof shall carry the rights to unpaid interest and interest to accrue which were carried by this Amended and Restated Note, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the Holder of this Amended and Restated Note of the loss, theft, destruction or mutilation of this Amended and Restated Note and, in the case of any such loss, theft or destruction, upon receipt of such Holder’s indemnity agreement satisfactory to the Issuer, or in the case of any such mutilation upon surrender and cancellation of this Amended and Restated Note, the Issuer will make and deliver a new Security, of like tenor and principal amount, in lieu of the lost, stolen, destroyed or mutilated Note.

(f)                  If this Amended and Restated Note is transferred to the Issuer, Holdings or any Subsidiary of Holdings pursuant to this Section 1, this Amended and Restated Note shall for all purposes be deemed to be automatically and immediately cancelled and the indebtedness evidenced hereby shall no longer be outstanding for any purpose hereunder.

(g)                 In connection with any proposed transfer of this Amended and Restated Note from time to time, Holdings and the Issuer each covenants and agrees to use commercially reasonable efforts to cooperate, and to cause their respective Subsidiaries to cooperate, with the Holder of this Amended and Restated Note by (i) if at the time of such proposed transfer, neither Holdings nor the Issuer is subject to the reporting requirements of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), providing, upon request, customary information satisfying the requirements of Rule 144A(d)(4) under the Securities Act, (ii) facilitating any such transfers by making appropriate entry on the Register in accordance with the provisions of this Section 1, and (iii) providing such other ministerial items reasonably requested by the Holder of this Amended and Restated Note.

(h)                Unless the context otherwise requires, for all purposes of this Amended and Restated Note, references to the “principal amount” of this Amended and Restated Note (and references to the “principal amount” of the Notes or the Securities) include any increase or accretion in principal amount hereof or thereof, including as a result of the payment of PIK Interest (as defined herein) or Partial PIK Interest (as defined herein). The issuance of PIK Notes (as defined herein) and/or the increase in the principal amount of any Security, including this Amended and Restated Note, as a result of PIK Interest or Partial PIK Interest will be reflected in the Register by the Issuer on the date of such issuance and/or increase.

2. Interest

(a)                Issuer promises to pay interest on the principal amount of this Amended and Restated Note and on the principal amount of each other Security on each Interest Payment Date, as set forth herein, to the Holder of record of this Amended and Restated Note or such other Security, as applicable, at the close of business on the regular Record Date immediately preceding such Interest Payment Date, commencing on [October 1, 2015/April 1, 2016].

(b)                This Amended and Restated Note shall bear interest on the unpaid principal hereof from and including the Original Issue Date through but excluding the date on which such principal is paid (whether upon final maturity, by prepayment, acceleration or otherwise, in each case in accordance with the terms of this Amended and Restated Note) at a rate equal to 13.0% per annum (subject to any increases in accordance with the following sentence, the “Interest Rate”). If a Qualified IPO, as defined below, has not been consummated on or before March 31, 2016, the Interest Rate applicable to all Securities shall automatically increase as of, and including, April 1, 2016 by an additional 300 basis points and the Interest Rate shall subsequently increase by an additional 300 basis points as of each October 1 and April 1, inclusive, until the Interest Rate equals 21.0% per annum (the “Maximum Interest Rate”), which shall remain the applicable Interest Rate for all Securities so long as any Securities remain outstanding. Anything herein to the contrary notwithstanding, the obligations of the Issuer hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the Holders of the Securities, including this Amended and Restated Note, would be contrary to the provisions of any applicable law limiting the highest rate of interest which may be lawfully contracted for or received by such Holders, and in such event the Issuer shall pay such Holder interest at the highest rate permitted by applicable law (the “Maximum Lawful Rate”); provided, however, that if at any time thereafter the Interest Rate otherwise payable hereunder is less than the Maximum Lawful Rate, the Issuer shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by such Holders is equal to the total interest that would have been received by such Holders had the Interest Rate hereunder been payable without regard for the limitation imposed by this sentence.

(c)                 The Issuer may, at its option, elect to pay interest due on this Amended and Restated Note on any Interest Payment Date: (i) entirely in cash (“Cash Interest”) on such date; (ii) entirely by increasing the principal of this Amended and Restated Note or by issuing additional Securities in certificated form (“PIK Notes”) with the same rights and benefits as this Amended and Restated Note (“PIK Interest”) on such date; or (iii) partially in cash and partially by increasing the principal amount of this Amended and Restated Note or by issuing PIK Notes (“Partial PIK Interest”) on such date. In each case, PIK Interest shall be rounded up to the nearest $1.00. PIK Notes, if any are issued, will be dated as of the applicable Interest Payment Date and will bear interest from and after such date at the then applicable Interest Rate. All PIK Notes issued pursuant to a payment of PIK Interest will mature on the Maturity Date and will be governed by, and subject to, the terms, provisions and conditions set forth in such PIK Notes, which shall be identical to the provisions and conditions set forth in this Amended and Restated Note in all material respects. PIK Notes will be issued with the description “PIK” on the face of such PIK Note certificates.

(d)                Unless the Issuer otherwise notifies the Holder of this Amended and Restated Note at least three (3) Business Days prior to any Interest Payment Date, interest payable on such Interest Payment Date shall be payable entirely in PIK Interest, which PIK Interest shall be paid, at the option of the Issuer, by (A) the issuance of certificated PIK Notes on such Interest Payment Date or (B) by the increase in the outstanding principal amount of this Amended and Restated Note in the amount of such PIK Interest on such Interest Payment Date. If no PIK Notes are delivered on an Interest Payment Date, (i) the outstanding principal amount of this Amended and Restated Note will be automatically increased by the Issuer in the amount of such PIK Interest on such Interest Payment Date and such increase shall be reflected in the Register on such Interest Payment Date and (ii) the Issuer shall notify the Holder of this Amended and Restated Note of such increase promptly thereafter.

(e)                 The Issuer shall pay interest on overdue principal at the Interest Rate borne by this Amended and Restated Note, and it shall pay interest on overdue installments of interest at the same Interest Rate to the extent lawful. If the Issuer defaults in a payment of interest on this Amended and Restated Note, the Issuer shall pay the defaulted interest then borne by this Amended and Restated Note (plus interest on such defaulted interest to the extent lawful) in any lawful manner.

(f)              Any amounts due or otherwise payable in respect of Securities on the Maturity Date shall be payable entirely in cash.

(g)                 Interest on the Securities, including this Amended and Restated Note, shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Original Issue Date or, in the case of PIK Notes, from the date of their original issuance. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

3. Method of Payment; Tax Forms

(a)                The Issuer shall pay interest on the Securities, including this Amended and Restated Note, (except defaulted interest) to the Person who is the registered Holder at the close of business on September 15 or March 15 (each, a “Record Date”), whether or not a Business Day, immediately preceding the applicable Interest Payment Date even if this Amended and Restated Note is canceled after the Record Date and on or before the Interest Payment Date. If any Interest Payment Date is not a Business Day, payment shall be made on the next succeeding day that is a Business Day, and no interest shall accrue on any amount that would have been otherwise payable on such payment date if it were a Business Day for the intervening period. Each Holder of a Security must surrender such Security to the Issuer to collect principal payable on the Maturity Date.

(b)                The Issuer shall pay any defaulted interest with respect to a Security to the Holder of such Security on a subsequent special record date. No payment of defaulted interest may be made with respect to a Security unless a concurrent payment of defaulted interest is made on a pro rata basis to the Holders of all Securities for which defaulted interest is then payable. The Issuer shall fix or cause to be fixed any such special record date, which shall be a date no later than 15 days following the commencement of accrual of the defaulted interest, and shall promptly mail or cause to be mailed to the Holder of the Securities a notice that states the special record date, the payment date and the amount of defaulted interest to be paid to Holders of Securities.

(c)                 The Issuer shall pay principal, premium, if any, any cash interest, if elected, and all other monetary obligations payable hereunder, in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Cash payments in respect of Securities, including this Amended and Restated Note, (including principal, cash interest (if elected) and all other monetary obligations payable in cash) shall be made by wire transfer of immediately available funds to the account maintained with a bank in the United States specified in writing to the Issuer by the Holder of this Amended and Restated Note on the Original Issue Date (the “Cash Payment Account”). The Holder of this Amended and Restated Note may change the applicable Cash Payment Account by giving written notice to the Issuer to such effect designating such new account no later than 30 days immediately preceding the relevant payment date (or such other date as the Issuer may accept in its sole discretion).

(d)                Notwithstanding anything herein to the contrary, the payment of accrued interest in connection with any redemption of Securities, including this Amended and Restated Note, as described under Section 5 hereof or in connection with any repurchase of Securities, including this Amended and Restated Note, pursuant to Section 7 hereof shall be made solely in cash.

(e)                 The Issuer shall be entitled to deduct and withhold from the amounts otherwise payable hereunder, such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax law.  If the Issuer withholds any such amounts, the amounts so withheld shall be treated for all purposes of this Agreement as having been paid hereunder.

(f)                  On or before the date on which a Person becomes a Holder hereunder, such Person shall deliver to the Issuer (i) a properly completed applicable Internal Revenue Service Form W-9 or W-8 (together with appropriate attachments and, if applicable, a certificate(s) establishing that such Person is entitled to an exemption for portfolio interest under Code Section 881(c) and/or Code Section 871(h)). The Holder shall also provide the foregoing documentation promptly upon reasonable demand by the Issuer and promptly upon learning that any form previously provided by the Holder has become obsolete or incorrect.

4. Conversion

(a)                Upon the consummation of a firm commitment underwritten initial public offering of Equity Interests of Holdings (or a successor entity) in which (i) such Equity Interests are listed on a national securities exchange and (ii) combined primary and secondary gross proceeds of such offering equal not less than $50.0 million (such public offering, a “Qualified IPO”), Securities, including this Amended and Restated Note, shall be converted into Class A Units of Holdings (the “Conversion Units”), in accordance with the provisions of this Section 4 and the Issuer shall cause Holdings to issue such Conversion Units. Conversion Units issued pursuant to this Section 4 shall have the rights, preferences and privileges of Class A Units of Holdings, as set forth in Holdings’ LLC Agreement. If Class A Units of Holdings are converted into other Equity Interests (“Conversion Equity Interests”) in connection with any conversion of Holdings into a Delaware corporation (whether by conversion, merger, consolidation or otherwise), then all references herein to Conversion Units and/or Class A Units of Holdings shall be understood to refer to such Conversion Equity Interests.

(b)                Upon the due conversion of any principal amount of a Security, including this Amended and Restated Note, and any accrued and unpaid interest thereon or hereon, as applicable, in accordance with this Section 4 and the issuance of the applicable Conversion Units to the Holder of such Security in accordance with this Section 4, such principal amount of such Security and such accrued interest thereon so converted shall be deemed paid in full and no longer outstanding.

(c)                 The number of Conversion Units into which a Security shall be converted shall equal the aggregate principal amount of such Security, together with all accrued and unpaid interest thereon, as of the time of conversion divided by the applicable Conversion Price in effect at the time of conversion (the “Conversion Rate”). The “Conversion Price” shall be equal to: the product of (x) 80% and (y) the price per Class A Unit of Holdings (or the price per share of common stock of the corporate successor to Holdings, if applicable) offered in a Qualified IPO; provided, however, that the Conversion Price shall be capped at $12.00 (the “Conversion Price Cap”). The Conversion Price Cap (for Adjustment Events occurring prior to a Qualified IPO) shall be subject to proportionate adjustment for any equity split, equity combination, in-kind distribution, recapitalization or similar transaction that affects the economic rights of the Conversion Units (“Adjustment Events”).

(d)                Within five (5) business days of a Qualified IPO, each Holder shall deliver to Holdings the Security certificate, duly endorsed, or an affidavit of loss, including provisions indemnifying Holdings with respect to such loss, and otherwise in a form reasonably acceptable to Holdings, at the address specified by Holdings pursuant to Section 21 hereof together with a notice (the “Conversion Notice”). which shall state the name or names in which the Conversion Units issuable upon conversion of such Security are to be issued; provided, that if the Conversion Units are to be issuable in the name of any Person other than the Holder of such Conversion Units, the transfer requirements set forth in Section 1(c) must first be satisfied.  In addition, the Conversion Notice shall state that the Holder agrees, effective as of the date thereof, (i) to become a party to the Holdings LLC Agreement as a member (or, if applicable, a party to the shareholders agreement or stockholders agreement entered into by all equity holders of Holdings following the Incorporation Transaction in a similar capacity), (ii) to be bound by all terms, covenants, conditions, representations and warranties under the Holdings LLC Agreement (or, if applicable, under the shareholders agreement or stockholders agreement entered into by all equity holders of Holdings following the Incorporation Transaction) and (iii) that for all purposes of the Holdings LLC Agreement, the undersigned shall be included within the term member (or, if applicable, as a party to the shareholders agreement or stockholders agreement entered into by all equity holders of Holdings following the Incorporation Transaction in a similar capacity).  The Holder shall also acknowledge in the Conversion Notice that it has received and reviewed a copy of the Holdings LLC Agreement or shareholders agreement or stockholders agreement entered into by all equity holders of Holdings following the Incorporation Transaction, as applicable. Holdings shall, as soon as reasonably practicable thereafter, deliver to each recipient of such Conversion Units, a statement that sets forth, as of the most recent date practicable, such recipient’s ownership interest in Holdings. Any conversion pursuant to this Section 4 shall be deemed to have been made immediately upon the completion of a Qualified IPO, and the Person or Persons entitled to receive the Conversion Units issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Units as of such date.  Issuer shall cause Holdings to take all actions required to effect the conversion described in this Section 4.

(e)                 The Issuer shall not be responsible for the payment of any Taxes in respect of the issue or delivery of the Conversion Units pursuant hereto other than any and all stamp, excise or similar taxes that may be payable in respect of such issuance or delivery.

(f)                  Each Holder, to the extent such Holder is not already a party to a lock-up agreement with the managing underwriters in a Qualified IPO (the “Representatives”) with substantially the same terms as those contained in this Section 4(f), hereby agrees that in connection with the conversion of its Securities upon the occurrence of a Qualified IPO, it will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Holder or any affiliate of the Holder), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any Conversion Units or any securities convertible into or exercisable or exchangeable for Conversion Units, or publicly announce an intention to effect any such transaction, for a period from the date of the filing with the Commission of Holdings’ registration statement relating to such Qualified IPO through 180 days after the date of the underwriting agreement relating thereto (the “Lock-up Period”).  It shall be a condition to any transfer of any Conversion Units or any securities convertible into or exercisable or exchangeable for Conversion Units during the period  from the date hereof until the commencement of the Lock-up Period, that each recipient of such securities agrees in writing to be bound by the same restrictions in place for the Holder pursuant to this Section 4(f) for the duration that such restrictions remain in effect at the time of transfer.

The foregoing paragraph shall not apply to (A) Conversion Units disposed of as bona fide gifts, including as a result of the operation of law, including pursuant to a domestic order or a negotiated divorce settlement, or estate or intestate succession; (B) if the Holder is a natural person, transfers of Conversion Units to (i) the legal representative, heir, beneficiary or a member of the immediate family of the Holder (for purpose of this Section 4(f), “immediate family” shall mean any relationship by blood, marriage, or adoption, not more remote than first cousin), (ii) any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, and/or charitable organizations or (iii) a corporation, partnership, limited liability company or other entity of which the Holder and the immediate family of the Holder are the direct or indirect legal and beneficial owners of all the outstanding equity securities or similar interests of such corporation, partnership, limited liability company or other entity; (C) if the Holder is a corporation, partnership, limited liability company or other entity, transfers of Conversion Units to (i) any trust or other entity for the direct or indirect benefit of the Holder or any affiliate, wholly-owned subsidiary, limited partner, member or stockholder of the Holder, (ii) a corporation, partnership, limited liability company or other entity of which the Holder and any affiliate, wholly-owned subsidiary, limited partner, member or stockholder of the Holder are the direct or indirect legal and beneficial owners of all the outstanding equity securities or similar interests of such corporation, partnership, limited liability company or other entity, or (iii) partners, members or shareholders of the Holder; (D) transfers of Conversion Units to the Holder’s affiliates or to any investment fund or other entity controlled or managed by the Holder; and (E) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Conversion Units, provided that such plan does not provide for the transfer of Conversion Units during the Lock-up Period and, other than any filing required to be made pursuant to Section 13 or Section 16 of the Exchange Act after the expiration of the Lock-up Period, no public announcement of the establishment or existence of such plan and no filing with the Commission or other regulatory authority in respect of such plan or transactions thereunder or contemplated thereby, by the Holder, Holdings or any other person, shall be made by the Holder, Holdings or any other person, prior to the expiration of the Lock-up Period; provided, that in the case of any transfer or distribution pursuant to clause (C)(i)-(iii) or clause (D), such transfers shall not involve a disposition for value; provided further, however, that in the case of any transfer or distribution pursuant to clause (A), (B), (C) or (D), it shall be a condition to such transfer that (i) each recipient of Conversion Units agrees in writing to be bound by the same restrictions in place for the Holder pursuant to this letter for the duration that such restrictions remain in effect at the time of transfer and (ii) prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer

(donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Conversion Units in connection with such transfer.

Furthermore, notwithstanding the restrictions imposed by this Section 4(f), the Holder may, without the prior written consent of the Representatives, (i) (A) exercise an option to purchase shares of common stock of Holdings (or any corporate successor) (“Common Stock”) granted under any equity incentive plan, stock option plan, stock bonus plan or stock purchase plan of Holdings in effect at the time of a Qualified IPO and disclosed in the prospectus therefor (the “Prospectus”), (B) exercise any warrants outstanding at the time of a Qualified IPO and disclosed in the Prospectus or (C) convert any loans, notes, or debt (“Convertible Securities”), provided that, in the case of clauses (i)(A), (i)(B) and (i)(C), the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Section 4(f), and provided, further that, except as permitted below, if the Holder is required to make a filing under the Exchange Act, the Holder shall include a statement in such report to the effect that the report relates to the exercise of a stock option or warrant or conversion of any Convertible Security, that no shares of Common Stock were sold by the reporting person and that the shares of Common Stock received upon exercise of the stock option or warrant or conversion of any Convertible Security are subject to restrictions on transfer set forth in this letter agreement and (ii) transfer, sell or dispose of shares of Common Stock acquired on the open market following the Offering, provided that no filing under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer, sale or disposition pursuant to this clause (ii) during the Lock-up Period, and (iii) transfer shares of Common Stock (A) to pay taxes (including estimated taxes) of the Holder in connection with the vesting or exercise of equity awards by the Holder pursuant to Holdings’ equity incentive, stock option, stock bonus or other stock plan or arrangement described in the Prospectus, (B) pursuant to a net exercise or cashless exercise by the Holder of outstanding equity awards pursuant to Holdings’ equity incentive, stock option, stock bonus or other stock plan or arrangement, provided that any Shares acquired upon the net exercise or cashless exercise of equity awards described in clause (iii)(B) shall be subject to the restrictions set forth in this letter agreement; provided further, that no filing under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or disposition pursuant to this clause (iii) during the Lock-up Period.

In the event that during the Lock-up Period, the Representatives waive any prohibition on the transfer of shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock with respect to any officer or director of Holdings or any holder of more than 5% of the outstanding Common Stock on a fully-diluted basis, the Representatives shall be deemed to have also waived, on the same terms, the prohibitions set forth in this Section 4(f) that would otherwise have applied to the Holder with respect to the same percentage of the Holder’s Conversion Units or securities convertible into or exercisable or exchangeable for Conversion Units as the relative percentage of aggregate Common Stock or securities convertible into or exercisable or exchangeable for Common Stock held by such party receiving the waiver that are subject to such waiver.  The provisions of this paragraph will not apply: (1) unless and until the Representatives have first waived more than 1.0% of Holdings’ total outstanding shares of Common Stock (assuming conversion, exercise and exchange of all securities convertible into or exercisable or exchangeable for Common Stock) from such prohibitions or (2) (a) if the release or waiver is effected solely to permit a transfer not involving a disposition for value and (b) the transferee has agreed in writing to be bound by the same terms described in this Section 4(f) to the extent and for the duration that such terms remain in effect at the time of the transfer.  In the event that any percentage of such Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock released from the prohibitions set forth in this Section 4(f) are subject to any restrictions of the type set forth in the first paragraph of this Section 4(f), the same restrictions shall be applicable to the release of the same percentage of the Holder’s Conversion Units or any securities convertible into or exercisable or exchangeable for Conversion Units. In the event that, as a result of this paragraph, any Conversion Units or any securities convertible into or exercisable or exchangeable for Conversion Units by the Holder are released from the restrictions imposed by this Section 4(f), Holdings, in consultation with the Representatives, shall use commercially reasonable efforts to notify the Holder within two business days of notification by the Representatives of such release that the same percentage of aggregate Conversion Units or any securities convertible into or exercisable or exchangeable for Conversion Units held by the Holder has been released; provided that the failure to give such notice to Holdings or the Holder shall not give rise to any claim or liability against Holdings or the underwriters in the Qualified IPO.

The terms of this Section 4(f) shall only be effective so long as equityholders of Holdings identified by the managing underwriters are entering into substantially the same lock-up agreements for an identical (or longer) term. The provisions of this Section 4(f) shall not apply to the sale of any Conversion Units to an underwriter pursuant to an underwriting agreement.  The underwriters in connection with a Qualified IPO are intended third party beneficiaries of this Section 4(f) and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.  In order to enforce the foregoing covenant, Holdings may impose stop-transfer instructions with respect to the Conversion Units of each Holder until the end of such period.  For the avoidance of doubt, the provisions of this Section 4(f) shall survive the conversion of this Amended and Restated Note into Conversion Units.  The Holder further agrees to execute an agreement with the Representatives reflecting the foregoing, the terms of any agreement executed with the Representatives (whether prior to or after the date of this Amended and Restated Note) to supersede all of the terms of this Section 4(f).

5. Redemption

(a)                On or after the later of (x) the first anniversary of August 28, 2015 and (y) the date of the consummation of a Qualified IPO, the Issuer may redeem Securities (including this Amended and Restated Note) at its option, in whole at any time or in part from time to time, at a redemption price (expressed as a percentage of principal amount of the Securities to be redeemed) of 150.00%, plus accrued and unpaid interest to but excluding the redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), payable (at the Issuer’s option) in cash or Class A Units (or Conversion Equity Units, as applicable) valued at VWAP (as defined in the Convertible Credit Facility Agreement); provided that the Issuer may not elect to pay the redemption price in Class A Units (or Conversion Equity Units, as applicable) unless the VWAP over the 30-day period prior to the date of the redemption notice is above 150% of the per share price in the Issuer’s Qualified IPO (as adjusted for stock splits, reverse stock splits, and similar events affecting such shares).

(b)                In addition, on or after the later of (x) the third anniversary of August 28, 2015 and (y) the date of the consummation of a Qualified IPO, the Issuer may redeem Securities (including this Amended and Restated Note) at its option, in whole or in part, at a redemption price in cash (expressed as a percentage of principal amount of the Securities to be redeemed) of 110.00%, plus accrued and unpaid interest to but excluding the applicable redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

(c)                 If Issuer or a third party is required to make a Change of Control Offer pursuant to Section 7 and in connection with such Change of Control Offer, Holders of not less than 90% in aggregate principal amount of the outstanding Securities validly tender and do not withdraw such Securities in such Change of Control Offer and the Issuer or such third party purchases all of the Securities validly tendered and not withdrawn by such Holders, the Issuer or such third party shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to such Change of Control Offer, to redeem all Securities that remain outstanding following such purchase at a redemption price in cash (expressed as a percentage of principal amount of such Securities to be redeemed) of 110.00%, plus accrued and unpaid interest up to but excluding the redemption date (provided that if such Change of Control occurs prior to a Qualified IPO, then such redemption price shall be 150.00%, plus accrued and unpaid interest up to but excluding the redemption date).

(d)                Any redemption of Securities (including this Amended and Restated Note) may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, consummation of any related equity offering or related financing transaction.

(e)                 In the case of any partial redemption, selection of the Securities for redemption will be made by the Issuer on a pro rata basis. The Issuer shall make the selection from outstanding Securities not previously called for redemption.

(f)                  At least 30 but not more than 60 days before a redemption date pursuant to this Section 5, the Issuer shall deliver a notice of redemption to each Holder whose Securities are to be redeemed at such Holder’s registered address or as otherwise permitted under the terms of the Securities. Such notice shall be irrevocable.

Any such redemption notice shall identify the Securities to be redeemed and shall state:

(i) the redemption date;

(ii) the redemption price and the amount of accrued interest to the redemption date;

(iii) that Securities called for redemption must be surrendered to the Issuer to collect the redemption price and accrued interest;

(iv) if fewer than all the outstanding Securities are to be redeemed, the certificate numbers and principal amounts of the particular Securities to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption;

(v) that, unless the Issuer defaults in making such redemption payment, interest on Securities (or portions thereof) called for redemption shall cease to accrue on and after the redemption date; and

(vi) any conditions precedent (including, but not limited to, consummation of any related equity offering or related financing transaction) to such redemption.

(g)                 Once notice of redemption is delivered in accordance with Section 5(f), then, subject to satisfying any conditions precedent specified in such notice, Securities called for redemption shall become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Issuer, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest, to, but excluding, the redemption date; provided, however, that if the redemption date is after a regular Record Date and on or prior to the Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Securities registered on the relevant Record Date, and no additional interest will be payable to the Holders whose Securities will be subject to redemption by the Issuer. Failure to deliver the redemption notice or any defect in the redemption notice delivered to any Holder of Securities shall not affect the validity of the redemption notice to any other Holder of Securities. With respect to any Securities called for redemption, prior to 2:00 p.m., New York City time, on the redemption date, the Issuer shall segregate and hold in trust money sufficient to pay the redemption price of, and accrued interest on, all Securities or portions thereof to be redeemed on that date. On and after payment of the redemption price stated in the notice, plus accrued interest, to, but excluding, the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption.

6. No Mandatory Redemption

(a)                The Issuer is not be required to make any mandatory redemption or sinking fund payments with respect to this Amended and Restated Note or any other Security.

7. Repurchase of Securities at the Option of the Holders upon Change of Control

(a)                Subject to the terms of the Intercreditor Agreement, upon the occurrence of a Change of Control, each Holder of Securities shall have the right to require the Issuer to repurchase all or any part of such Holder’s Securities at a purchase price in cash equal to 110.00% of the principal amount thereof, plus accrued and unpaid interest, if any, to (but excluding) the date of repurchase (subject to the right of the Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), except to the extent the Issuer has previously or concurrently elected to redeem the Securities pursuant to, and in accordance with, Section 5 of the Securities.

(b)                Not later than 30 days following any Change of Control, except to the extent that the Issuer has exercised its right to redeem the Securities in accordance with Section 5 of the Securities, the Issuer shall deliver a notice (a “Change of Control Offer”) to each Holder of Securities stating:

(i) that a Change of Control has occurred and that such Holder has the right to require the Issuer to repurchase such Holder’s Securities at a repurchase price in cash equal to 110% of the principal amount thereof, plus accrued and unpaid interest, if any, to (but excluding) the date of repurchase (subject to the right of the Holders of record on the relevant Record Date to receive interest on the relevant Interest Payment Date);

(ii) the circumstances and relevant facts and financial information regarding such Change of Control;

(iii) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is delivered); and

(iv) the instructions determined by the Issuer, consistent with this Section 7, that a Holder must follow in order to have its Securities purchased.

(c)                 Holders electing to have Securities purchased pursuant to this Section 7 shall be required to surrender the Securities, with an appropriate form duly completed (the form of which is attached hereto), to the Issuer at the address specified in the Change of Control Offer at least three Business Days prior to the purchase date. The Holders shall be entitled to withdraw their election if the Issuer receives not later than one Business Day prior to the purchase date a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities which were delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Securities purchased. Holders whose Securities are purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

(d)                On the purchase date, the Issuer shall pay the purchase price plus accrued and unpaid interest to the Holders entitled thereto (subject to the right of the Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), and all Securities purchased by the Issuer under this Section 7 shall be promptly cancelled and shall no longer be considered outstanding for any purpose.

(e)                 A Change of Control Offer may be made in advance of a Change of Control, and conditioned upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

(f)                  Notwithstanding the foregoing provisions of this Section 7, the Issuer shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Section 7 of the Securities applicable to a Change of Control Offer made by the Issuer and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer. Securities purchased by a third party pursuant to this clause (f) shall have the status of Securities issued and outstanding and shall not be cancelled.

(g)                 A Security shall be deemed to have been accepted for purchase at the time the Holder of such Security receives payment therefor.

(h)                The Issuer shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section 7. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 7, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 7 by virtue thereof.

(k)                Subject to the conditions set forth in Section 5(c), the Issuer may redeem outstanding Securities in connection with a Change of Control Offer under the circumstances, and at the redemption price, set forth in Section 5 of the Securities.

(l)                    For purposes of the Securities, a “Change of Control” shall mean:

(i) prior to a Qualifying IPO:

(A)                               Kadmon I, LLC shall own directly less than a majority, on a fully diluted basis, of the voting and economic power of Holdings;

(B)                               any Person or group of Persons (within the meaning of Rules 13(d)(3) and 13(d)(5) under the Exchange Act) other than Kadmon I, LLC or the Closing Date Managing Member shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of managers or other governing body of Holdings; or

(C)                               the managing member of Kadmon I, LLC shall cease to be either (i) the Closing Date Managing Member or (ii) another individual who was a member of Kadmon I, LLC on August 28, 2015;

(ii) from and after a Qualifying IPO:

(A)                               any Person or group of Persons (within the meaning of Rules 13(d)(3) and 13(d)(5) under the Exchange Act) other than Kadmon I, LLC or the Closing Date Managing Member (x) shall have acquired beneficial ownership of 35% or more on a fully diluted basis of the voting and/or economic interest in Holdings or (y) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of managers or other governing body of Holdings;

(B)                               any Persons or group of Persons (within the meaning of Rules 13(d)(3) and 13(d)(5) under the Exchange Act) other than the Closing Date Managing Member shall have acquired beneficial ownership of 35% or more on a fully diluted basis of the voting and/or economic interest in Kadmon I, LLC; or

(C)                               the occupation of a majority of the seats (other than vacant seats) on the board of directors (or other equivalent body) of Holdings by Persons who were neither (x) nominated by the board of directors of Holdings, nor (y) appointed by directors so nominated; or

(iii) at any time:

(A)                               Holdings ceases to own and control, directly or indirectly, beneficially and of record, 100% of all of the Equity Interests of Kadmon Corporation, LLC;

(B)                               Kadmon Corporation, LLC ceases to own and control, directly or indirectly, beneficially and of record, 100% of all of the Equity Interests of the Issuer;

(C)                               Issuer shall cease to directly own, beneficially and of record, 100% of the issued and outstanding Equity Interests of its Subsidiaries (except to the extent that any such Disposition of Equity Interests is expressly permitted hereunder);

(D)                               any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of Holdings or the Issuer to any Person or “group” (within the meaning of the Securities Exchange Act of 1934 and the rules of the Commission thereunder in effect on August 28, 2015); or

(E)                                a “Change of Control” or any term of similar effect, as defined in the Senior Credit Facilities Agreements.

8. Affirmative Covenants.  Each Obligor covenants and agrees with each Holder that, so long as any Securities remain outstanding:

(a)               Financial Statements and Other Information. Holdings will furnish to each Holder of Securities:

(i) prior to the occurrence of a Qualified IPO, as soon as available and in any event within 30 days after the end of each of the first two fiscal months of each fiscal quarter, the unaudited consolidated and consolidating balance sheets of the Obligors as of the end of each such month, and the related unaudited consolidated and consolidating statements of income and cash flows of Holdings and its Subsidiaries for such month, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of a Responsible Officer of Holdings stating that such financial statements fairly present in all material respects the financial condition of Holdings and its Subsidiaries as at such date and the results of operations of Holdings and its Subsidiaries for the period ended on such date and have been prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes;

(ii) as soon as available and in any event within 45 days after the end of the first three fiscal quarters of each fiscal year, the unaudited consolidated and consolidating balance sheets of the Obligors as of the end of such quarter, and the related unaudited consolidated and consolidating statements of income and cash flows of Holdings and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of a Responsible Officer of Holdings stating that such financial statements fairly present in all material respects the financial condition of Holdings and its Subsidiaries as at such date and the results of operations of Holdings and its

Subsidiaries for the period ended on such date and have been prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes;

(iii) as soon as available and in any event within 120 days after the end of each fiscal year, the audited consolidated and consolidating balance sheets of Holdings and its Subsidiaries as of the end of such fiscal year, and the related audited consolidated and consolidating statements of income and cash flows of Holdings and its Subsidiaries for such fiscal year, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report and opinion thereon of BDO USA, LLP or another firm of independent certified public accountants of recognized national standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards (which report and opinion for fiscal years 2016 and later, shall not be subject to any “going concern” or like qualification, exception or explanation), which report and opinion shall not be subject to any qualification or exception as to the scope of such audit, and in the case of such consolidating financial statements, certified by a Responsible Officer of Holdings;

(iv) together with the financial statements required pursuant to Sections 8(a)(i), (ii) and (iii), a compliance certificate of a Responsible Officer as of the end of the applicable accounting period (which delivery may, unless the Holders of at least a majority in aggregate principal amount of the outstanding Securities request executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes) in the form of Exhibit A (a “Compliance Certificate”);

(v) a financial forecast for Holdings and its Subsidiaries for each fiscal year, including forecasted balance sheets, statements of income and cash flows of Holdings and its Subsidiaries (all of which shall be delivered (i) prior to the occurrence of a Qualified IPO, not later than January 31 of such fiscal year, and (ii) on or after the occurrence of a Qualified IPO, to the Collateral Agent solely upon request by the Collateral Agent (at the direction of the Required Holders (as defined in the Collateral Agency Agreement))), in each case, as customarily prepared by management of the Obligors for their internal use;

(vi) promptly, and in any event within five (5) Business Days after receipt thereof by an Obligor, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which Issuer may become subject from time to time concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor;

(vii) promptly following the request of the Holders of at least 25% in principal amount of outstanding Securities at any time, proof of Issuer’s compliance with Section 9(r);

(viii) prior to the occurrence of a Qualified IPO, within five (5) days of delivery, copies of all statements, reports and notices (including board kits) made available to holders of Issuer’s Equity Interests; provided that any such material may be redacted by Issuer to exclude information relating to any Holder of Securities (including Issuer’s strategy regarding the Securities);

(ix) notice at the time Issuer, Holdings or any Subsidiary of Issuer or Holdings issues any Equity Interest; and

(ix) such other information relating to the operations, properties, business or condition (financial or otherwise) of the Obligors as the Holders of at least 25% in principal amount of outstanding Securities may from time to time reasonably request.

(b)               Notices of Material Events. Issuer will furnish to each Holder of Securities written notice of the following promptly after a Responsible Officer first learns of the existence of:

(i) the occurrence of any Default;

(ii) the occurrence of any event (or series of related events) with respect to its property or assets resulting in a Loss aggregating $1,150,000 (or the Equivalent Amount in other currencies) or more;

(iii) (A) any proposed acquisition of stock, assets or property (or series of related acquisitions) by any Obligor that would reasonably be expected to result in environmental liability under Environmental Laws exceeding $1,150,000, and (B)(1) spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material required to be reported to any Governmental Authority under applicable Environmental Laws, excluding routine reporting requirements under Environmental Permits, and (2) all actions, suits, claims, notices of violation, hearings, investigations or proceedings pending, or to the best of Issuer’s knowledge, threatened against Issuer or any of its Subsidiaries or with respect to Issuer’s or its Subsidiaries’ ownership, use, maintenance and operation of their respective businesses or properties, arising under Environmental Laws or relating to Hazardous Material which could reasonably be expected to involve damages in excess of $1,150,000 other than any environmental matter or alleged violation that, if adversely determined, could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect;

(iv) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of Issuer, any Obligor or any of its Subsidiaries that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(v) (A) on or prior to any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, a copy of such notice and (B) promptly, and in any event within ten days, after any Responsible Officer of any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a notice (which may be made by telephone if promptly confirmed in writing) describing such waiver request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto;

(vi) (A) the termination of any Material Agreement (unless such terminated Material Agreement is replaced with another agreement that, viewed as a whole, is on equal or better terms for such Obligor or such Subsidiary); (B) the receipt by Issuer or any of its Subsidiaries of any material notice under any Material Agreement (and a copy thereof); (C) the entering into of any new Material Agreement by an Obligor (and a copy thereof); and (D) any material amendment to a Material Agreement in a manner adverse to the Holders of Securities (and a copy thereof).

(vii) any product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, to be undertaken or issued by any Obligor or any Subsidiary thereof with respect to any Product, or its suppliers (with respect to materials supplied to any Obligor or any Subsidiary thereof in relation to any Product), whether initiated voluntarily or at the request, demand or order of any Governmental Authority;

(viii) any infringement or other violation by any Person of any Obligor Intellectual Property;

(ix) a licensing agreement or arrangement entered into by Issuer or any Subsidiary in connection with any infringement or alleged infringement of the Intellectual Property of another Person;

(x) any claim by any Person that the conduct of any Obligor’s (or any Subsidiary thereof) business, including the development, manufacture, use, sale or other commercialization of any Product, infringes any Intellectual Property of such Obligor or Subsidiary;

(xi) within 30 days of the date thereof, or, if earlier, on the date of delivery of any financial statements pursuant to Section 8(a), notice of any material change in accounting policies or financial reporting practices by the Obligors;

(xii) promptly after the occurrence thereof, notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor;

(xiii) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

(xiv) concurrently with the delivery of financial statements under Section 8(a)(iii) with respect to any fiscal year, notice of the creation or other acquisition by Issuer or any Subsidiary of any Material Intellectual Property, registered or becoming registered or the subject of an application for registration, with the U.S. Copyright

Office or the U.S. Patent and Trademark Office, or with any other equivalent foreign Governmental Authority, during such fiscal year; and

(xv) any change to any Obligor’s ownership of Deposit Accounts, Securities Accounts and Commodity Accounts, by delivering to Collateral Agent an updated Schedule 7 to the Guaranty and Security Agreement setting forth a complete and correct list of all such accounts as of the date of such change.

Each notice delivered under this Section 8(b) shall be accompanied by a statement of a financial officer or other executive officer of Issuer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

(c)                Existence; Maintenance of Properties, Etc.

(i) Such Obligor will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 9(c).

(ii) Such Obligor shall, and shall cause each of its Subsidiaries to, maintain and preserve all rights, licenses, permits, privileges and franchises material to the conduct of its business, and maintain and preserve all of its properties necessary in the proper conduct of its business in good working order and condition, ordinary wear and tear and damage from casualty or condemnation excepted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(iii) Such Obligor shall, and shall cause each of its Subsidiaries to, (i) maintain in full force and effect, and pay all costs and expenses relating to, all material Intellectual Property owned or controlled by such Obligor or Subsidiary and all Material Agreements (other than agreements for Material Indebtedness that has been repaid or agreements that expire in accordance with their terms), (ii) aggressively pursue any infringement or other violation by any Person of its Intellectual Property, except in any specific circumstances where both (x) such Obligor or Subsidiary is able to demonstrate that it is not commercially reasonable to do so and (y) where not doing so does not materially adversely affect any Product, and (iii) use commercially reasonable efforts to pursue and maintain in full force and effect legal protection for all new Intellectual Property developed or controlled by it.

(iv) Such Obligor shall, and shall cause each of its Subsidiaries to, obtain, maintain in full force and effect and preserve, and take all necessary action to timely renew, (i) all material Regulatory Approvals for each Product and (ii) all other material Permits and accreditations that are necessary in the proper conduct of its business.

(d)               Payment of Obligations. Such Obligor will, and will cause each of its Subsidiaries to, pay and discharge its obligations, including all material taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, could reasonably be expected to become a Lien upon any properties or assets of Issuer or any Subsidiary, except to the extent such taxes, fees, assessments or governmental charges or levies, or such claims are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP.

(e)                Insurance. Such Obligor will, and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies of comparable size engaged in the same or similar businesses operating in the same or similar locations.  Upon the request of Collateral Agent, at the direction of the Required Holders (as defined in the Collateral Agency Agreement), Issuer shall furnish Collateral Agent from time to time with (i) full information as to the insurance carried by it and, if so requested, copies of all such insurance policies and (ii) a certificate from Issuer’s insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid and that such policies are in full force and effect.  Issuer shall use commercially reasonable efforts to ensure, or cause others to ensure, that all insurance policies required under this Section 8(e) shall provide that they shall not be terminated or cancelled nor shall any such policy be materially changed in a manner adverse to Issuer without at least 30 days’ prior written notice to Issuer and Collateral Agent. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder shall entitle Collateral Agent, at the direction of the Required Holders (as defined in the Collateral

Agency Agreement),  to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this Section 8(e) or otherwise to obtain similar insurance in place of such policies, in each case at the expense of Issuer (payable on demand). The amount of any such expenses shall accrue interest at the Default Rate if not paid on demand, and shall constitute Obligations.

(f)                 Books and Records; Inspection Rights. Such Obligor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Such Obligor will, and will cause each of its Subsidiaries to, permit any representatives designated by Collateral Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times (but not more often than once a year unless an Event of Default has occurred and is continuing) as Collateral Agent or the Required Holders may request upon at least two days’ prior notice; provided that no prior notice shall be required if an Event of Default has occurred and is continuing. Obligors shall pay all costs of all such inspections.

(g)                Compliance with Laws and Other Obligations. Such Obligor will, and will cause each of its Subsidiaries to, (i) comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including Environmental Laws) and (ii) comply in all material respects with all terms of Indebtedness and all other Material Agreements, except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(h)               Licenses. Such Obligor shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other Governmental Approvals necessary in connection with the execution, delivery and performance of the Securities Documents, the consummation of the transactions contemplated by the Securities Documents or the operation and conduct of its business and ownership of its properties, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

(i)                   Action under Environmental Laws. Such Obligor shall, and shall cause each of its Subsidiaries to, upon becoming aware of the presence of any Hazardous Materials in violation of Environmental Law or under conditions that could reasonably be expected to result in liability under applicable Environmental Laws with respect to its business, operation or property, take such action, at its cost and expense, to investigate and abate the condition as required to comply with applicable Environmental Laws. Such actions may include claims against responsible parties to compel performance of investigation and abatement in accordance with Environmental Laws.

(j)                  Certain Obligations Respecting Subsidiaries; Further Assurances.

(i) Guarantors. Such Obligor will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries of Holdings that are Material Subsidiaries (in each case, other than Foreign Subsidiaries, CFC Holdcos and Domestic Subsidiaries directly or indirectly wholly-owned by Foreign Subsidiaries) are “Guarantors” hereunder. Without limiting the generality of the foregoing, in the event that any Obligor or any of its Subsidiaries shall form or acquire any new Subsidiary that is a Material Subsidiary or any Subsidiary shall become a Material Subsidiary (in each case, other than any Foreign Subsidiary, CFC Holdco or Domestic Subsidiary directly or indirectly wholly-owned by a Foreign Subsidiary), such Obligor and its Subsidiaries concurrently will:

(1) cause such new Subsidiary to become a “Guarantor” of this Amended and Restated Note, and a “Grantor” and a “Guarantor” under the Guaranty and Security Agreement, pursuant to a Joinder under the Guaranty and Security Agreement;

(2) take such action or cause such Subsidiary to take such action (including delivering such shares of stock together with undated transfer powers executed in blank) as shall be necessary to create and perfect valid and enforceable second priority (subject to Permitted Priority Liens) Liens on substantially all of the personal property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder, other than voting Equity Interests in excess of sixty-five percent (65%) of the voting Equity Interests of each Foreign Subsidiary and CFC Holdco;

(3) to the extent that the parent of such Subsidiary is not a party to the Guaranty and Security Agreement or has not otherwise pledged Equity Interests in its Subsidiaries in accordance with the terms of the Guaranty and Security Agreement and this Amended and Restated Note, cause the parent of such Subsidiary to execute and deliver a pledge agreement in favor of Collateral Agent, in respect of all outstanding issued shares of such Subsidiary; and

(4) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those previously delivered by each Obligor or as Collateral Agent, at the direction of the Required Holders, shall have reasonably requested.

(ii) Further Assurances. Such Obligor will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested by Collateral Agent, at the direction of the Required Holders, to effectuate the purposes and objectives of this Agreement.

Without limiting the generality of the foregoing, each Obligor will, and will cause each Person that is required to be a Guarantor to, take such action from time to time (including executing and delivering such assignments, security agreements, control agreements and other instruments) as shall be reasonably requested by Collateral Agent to create, in favor of Collateral Agent, perfected security interests and Liens in substantially all of the personal property of such Obligor as collateral security for the Obligations; provided that any such security interest or Lien shall be subject to the relevant requirements of the Collateral Documents.

(k)               Termination of Non-Permitted Liens. In the event that Issuer or any of its Subsidiaries shall become aware or be notified by any Holder of Securities of the existence of any outstanding Lien against any Property of Issuer or any of its Subsidiaries, which Lien is not a Permitted Lien, Issuer shall use its best efforts to promptly terminate or cause the termination of such Lien.

(l)                   Post-Closing Items. Each Obligor shall deliver to Collateral Agent, not later than 15 Business Days after August 28, 2015 (or as otherwise extended by the Collateral Representative under the Non-Convertible Credit Facility Agreement in its sole discretion), evidence that Collateral Agent has been designated as loss payee on behalf of the Holders or additional insured, as the case may be, under all insurance required to be maintained by Issuer pursuant to Section 8(b).

Each Obligor shall use commercially reasonable efforts to deliver to Collateral Agent, not later than 60 days after August 28, 2015 (or as otherwise extended by the Collateral Representative under the Non-Convertible Credit Facility Agreement in its sole discretion):

(i)                                     a Landlord Consent, duly executed and delivered by the landlord of Kadmon Corporation, LLC’s premises at 450 East 29th Street, New York, NY 10016;

(ii)                                  a Landlord Consent, duly executed and delivered by the landlord of Kadmon Corporation, LLC’s premises at 119 Commonwealth Drive, Warrendale, PA 15806; and

(iii)                               a bailee letter with Carton Services & Packaging Insights

Each Obligor shall deliver to Collateral Agent, not later than 60 days after August 28, 2015 (or as otherwise extended by the Collateral Representative under the Non-Convertible Credit Facility Agreement in its sole discretion) to the extent not delivered on or prior to August 28, 2015, duly executed control agreements in favor of the Collateral Agent for all Deposit Accounts (other than Excluded Deposit Accounts, as defined in the Guaranty and Security Agreement), Securities Accounts and Commodity Accounts owned by the Obligors in the United States.

9. Negative Covenants. Each Obligor covenants and agrees with Lender that, so long as any Securities remain outstanding:

(a)               Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except:

(i) the Obligations;

(ii) Indebtedness owing under the Non-Convertible Credit Facility Loan Documents and Permitted Refinancings thereof; provided that the aggregate outstanding principal amount of all such Indebtedness shall not exceed at any time the sum of $35,000,000 and the amount of interest thereon compounded and added to the principal thereof;

(iii) Indebtedness owing under the Convertible Credit Facility Loan Documents and Permitted Refinancings thereof; provided that the aggregate outstanding principal amount of all such Indebtedness shall not exceed at any time the sum of $69,095,709 and the amount of interest thereon compounded and added to the principal thereof, and Indebtedness under the Fee Letter (as defined in the Convertible Credit Facility Agreement);

(iv) Indebtedness existing on August 28, 2015 and set forth in Schedule 9.01 of the Non-Convertible Credit Facility Agreement; provided that, in each case, such Indebtedness is subordinated to the Obligations on terms satisfactory to the Required Holders;

(v) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of such Obligor’s or any of its Subsidiaries’ business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

(vi) Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by any Obligor or any of its Subsidiaries in the ordinary course of business;

(vii) Indebtedness of any Obligor to any other Obligor; provided that, in each case, such Indebtedness is unsecured and subordinated to the Obligations on terms satisfactory to the Required Holders;

(viii) Guarantees by any Obligor of Indebtedness of any other Obligor in an aggregate principal amount not exceeding $1,150,000 (or the Equivalent Amount in other currencies) at any time;

(ix) normal course of business equipment financing; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto, and (ii) the aggregate outstanding principal amount of such Indebtedness does not exceed $2,300,000 (or the Equivalent Amount in other currencies) at any time;

(x) obligations of any Obligor or any of its Subsidiaries (i) for indemnification, adjustment of purchase price or similar obligations (including for the deferred purchase price of property acquired in a Permitted Acquisition), or (ii) under guaranties or letters of credit, surety bonds or performance bonds securing the performance of any Obligor or any of its Subsidiaries, in each case, in connection with transactions permitted under Section 9(c)(v);

(xi) contingent obligations with respect to performance guaranties and surety bonds incurred in the ordinary course of business and of a type and amount consistent with past practices of the Obligors and their Subsidiaries;

(xii) obligations in respect of netting services, overdraft protections and other similar cash management products for deposit accounts;

(xiii) unsecured Indebtedness of any Obligor not otherwise described in this Section 9(a), in an aggregate amount not to exceed at any time $5,750,000; provided that Issuer shall give the Holders of at least a majority in aggregate principal amount of the outstanding Securities written notice prior to the incurrence of any such Indebtedness under this Section 9(a)(xiii) owing to any director or executive officer of Issuer or any of its Affiliates; and

(xiv) Indebtedness approved in advance in writing by the Holders of at least a majority in aggregate principal amount of the outstanding Securities.

(b)               Liens. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(i) Liens securing the Obligations;

(ii) Liens, on property of the Obligors, securing Indebtedness permitted in reliance on Section 9(a)(ii);

(iii) Liens, on property of the Obligors, securing Indebtedness permitted in reliance on Section 9(a)(iii);

(iv) any Lien on any property or asset of any Obligor or any of its Subsidiaries existing on August 28, 2015 and set forth in Schedule 9.02 of the Non-Convertible Credit Facility Agreement; provided that (i) no such Lien shall extend to any other property or asset of any Obligor or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secured on August 28, 2015 and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(v) Liens securing Indebtedness permitted under Section 9(a)(ix); provided that such Liens are restricted solely to the collateral described in Section 9(a)(ix);

(vi) Liens imposed by law which were incurred in the ordinary course of business, including (but not limited to) carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business and which (x) do not in the aggregate materially detract from the value of the Property subject thereto or materially impair the use thereof in the operations of the business of such Person or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such liens and for which adequate reserves have been made if required in accordance with GAAP;

(vii) pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other similar social security legislation;

(viii) pledges or deposits to secure the performance of tenders, statutory obligations, surety and appeal bonds (other than bonds related to judgments or litigation), bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (in each case, exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

(ix) Liens securing taxes, assessments and other governmental charges, the payment of which is not yet due and payable or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made;

(x) servitudes, easements, rights of way, restrictions and other similar encumbrances on real Property imposed by applicable Laws and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which do not, in any case, materially detract from the value of the property subject thereto or interfere in any material respect with the ordinary conduct of the business of any of the Obligors or any of their Subsidiaries;

(xi) with respect to any real Property, (A) such defects or encroachments as might be revealed by an up-to-date survey of such real Property, (B) the reservations, limitations, provisos and conditions expressed in the original grant, deed or patent of such property by the original owner of such real Property pursuant to applicable Laws, and (C) rights of expropriation, access or user or any similar right conferred or reserved by or in applicable Laws which do not in any case materially detract from the value of the property subject thereto or interfere in any material respect with the ordinary conduct of the business of any of the Obligors of their Subsidiaries;

(xii) bankers liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business;

(xiii) any interest or title of a lessor or sublessor under any operating lease;

(xiv) Liens solely on any cash earnest money deposits made by any Obligor in connection with any letter of intent or purchase agreement in connection with transactions permitted under Section 9(c)(v);

(xv) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business;

(xvi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(xvii) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

(xviii) Liens consisting of licenses expressly permitted under Section 9(i)(vii) and (viii); and

(xix) judgment and attachment liens not giving rise to an Event of Default or securing an appeal or other surety bond related to any such judgment;

provided that no Lien otherwise permitted under any of the foregoing (other than in Sections 9(b)(i) through (iii) and 9(b)(xviii)) shall apply to any Material Intellectual Property.

(c)                Fundamental Changes and Acquisitions. Such Obligor will not, and will not permit any of its Subsidiaries to, (i) enter into any transaction of merger, amalgamation or consolidation (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (iii) acquire any business of or substantially all the property from any Person, or acquire the Equity Interests of, or be a party to any acquisition of, any Person, except:

(i) Investments permitted under Section 9(e)(v);

(ii) the merger, amalgamation or consolidation of any Guarantor with or into any Obligor (provided that if Issuer is party to such a transaction, Issuer is the surviving Person);

(iii) the sale, lease, transfer or other disposition by any Guarantor of any or all of its property (upon voluntary liquidation or otherwise) to any Obligor;

(iv) the sale, transfer or other disposition of the Equity Interests of any Guarantor to any Obligor;

(v) after the occurrence of a Qualified IPO, Permitted Acquisitions in an amount not exceeding $23,000,000 in the aggregate;

(vi) the liquidation, winding up or dissolution of any Subsidiary that is not a Material Subsidiary or an Obligor; and

(vii) Holdings may be (x) converted from a Delaware limited liability company to a Delaware corporation, or (y) merged into a Delaware corporation or consolidated with another entity with the resulting entity being a Delaware corporation, in each case, solely for the purposes of converting to a Delaware corporation and not to effect any change in ownership of Holdings.

(d)               Lines of Business. Such Obligor will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than the business engaged in on August 28, 2015 by such Obligor or any Subsidiary thereof or a business reasonably similar or related thereto.

(e)                Investments. Such Obligor will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except:

(i) Investments outstanding on August 28, 2015 and identified in Schedule 9.05 of the Non-Convertible Credit Facility Agreement;

(ii) operating deposit accounts with banks;

(iii) extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the ordinary course of business;

(iv) Permitted Cash Equivalent Investments;

(v) Investments by any Obligor (A) in Issuer or in Holdings, (B) in any Guarantor directly or indirectly wholly-owned by Issuer or Holdings (for greater certainty, Issuer and Holdings shall not be permitted to have any direct or indirect Subsidiaries that are not wholly-owned Subsidiaries, other than as set forth on Schedule 7.12 of the Non-Convertible Credit Facility Agreement or as permitted under Section 9(e)(xi)), (C) in any Subsidiary of Issuer or Holdings that is not a Guarantor (provided that the aggregate amount of such Investments under this clause (C) shall not exceed at any time $1,150,000); provided, in each case, that immediately prior, and after giving effect, to such Investment, no Default shall have occurred and be continuing or would result therefrom;

(vi) Hedging Agreements entered into in the ordinary course of Issuer’s financial planning solely to hedge currency risks (and not for speculative purposes) and in an aggregate notional amount for all such Hedging Agreements not in excess of $287,500 (or the Equivalent Amount in other currencies);

(vii) Investments consisting of security deposits with utilities and other like Persons made in the ordinary course of business;

(viii) employee loans, travel advances and guarantees in accordance with such Obligor’s usual and customary practices with respect thereto (if permitted by applicable law) which in the aggregate shall not exceed $1,150,000 outstanding at any time (or the Equivalent Amount in other currencies);

(ix) Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients;

(x) Investments permitted under Section 9(c); and

(xi) Investments, made in cash or assets, for the purpose of commercializing any Product or any current or future product developed, manufactured, licensed, marketed or sold by any Obligor; provided that (i) immediately prior, and after giving effect, to such Investment, no Default shall have occurred and be continuing or would result therefrom, and (ii) the aggregate amount (in cash or fair market value of assets) of such Investments shall not exceed $5,750,000 in the aggregate since August 28, 2015.

(f)                 Restricted Payments. Such Obligor will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, other than:

(i) dividends with respect to Issuer’s Equity Interests payable solely in additional shares of its Equity Interests;

(ii) Issuer’s purchase, redemption, retirement, or other acquisition of shares of its capital stock or other Equity Interests with the proceeds received from a substantially concurrent issue of new shares of its capital stock or other Equity Interests;

(iii) dividends paid by any Obligor or any of its Subsidiaries to any other Obligor;

(iv) cash payments to Holdings to be used by Holdings for (i) customary director indemnification payments to the directors of Holdings, (ii) reasonable and customary fees to outside directors of Holdings, and (iii) financial, Tax, other reporting and similar customary administrative costs and expenses of Holdings; and

(v) non-cash Restricted Payments made to a Holder (as defined in a Warrant Certificate) by the Issuer pursuant to a Warrant Certificate.

(g)                Payments of Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Indebtedness other than (i) payments of the Obligations, (ii) scheduled non-cash payments of other Indebtedness, (iii) repayment of Indebtedness permitted in reliance upon Section 9(a)(vii), (iii) repayment of Indebtedness permitted in reliance upon Section 9(a)(vii), (iv) scheduled payments of

Indebtedness permitted in reliance upon Section 9(a)(iv), (v), (vi), (viii), (ix), (x), (xi) and (xiii), and (iv) payments of Indebtedness under each of the Convertible Credit Facility Loan Documents and the Non-Convertible Credit Facility Loan Documents.

(h)               Change in Fiscal Year. Such Obligor will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on August 28, 2015, except to change the fiscal year of an acquired Subsidiary to conform its fiscal year to that of Issuer.

(i)                   Sales of Assets, Etc. Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease, exclusively license (in terms of geography or field of use), transfer, or otherwise dispose of any of its Property (including accounts receivable and Equity Interests of such Subsidiaries), or forgive, release or compromise any amount owed to such Obligor or Subsidiary, in each case, in one transaction or series of transactions (any of the foregoing, an “Asset Sale”), except:

(i) transfers of cash in the ordinary course of its business for equivalent value;

(ii) sales of inventory in the ordinary course of its business on ordinary business terms;

(iii) the forgiveness, release or compromise of any amount owed to any Obligor or Subsidiary in the ordinary course of business;

(iv) transfers of Property by any Guarantor to any Obligor;

(v) dispositions of any Property that is surplus, obsolete, worn out or no longer used or useful in the Business;

(vi) any transaction permitted under Section 9(c) or 9(e);

(vii) any exclusive license (whether or not exclusive as to the granting party) of Intellectual Property or exclusive grant (whether or not exclusive as to the granting party) of rights to make, market, sell, make, have made, import or export any pharmaceutical composition or product of any Person, in one transaction or a series of transactions; provided that (i) no Default shall have occurred and be continuing immediately prior to, or immediately after giving effect to, such transaction, and (ii) the applicable licensee or grantee shall not commercialize any product for sale in the United States pharmaceutical, over the counter drug or prescription drug markets unless such Obligor or Subsidiary thereof is permitted to market for sale and sell such product in the United States (whether pursuant to a co-promotion arrangement or otherwise);

(viii) any license for one or more indications with respect to a product, if the relevant Obligor or Subsidiary is permitted to market for sale and sell such product for one or more indications in the United States, whether pursuant to a co-promotion arrangement or otherwise;

(ix) dispositions of the Equity Interests in MeiraGTx;

(x) Asset Sales not otherwise described in this Section 9(i), of property with an aggregate fair market value not to exceed at any time $8,625,000 since August 28, 2015; and

(xi) Assets Sales not otherwise described in this Section 9(i), to the extent that the Net Proceeds from such Asset Sales are used to permanently reduce the obligations under the Senior Credit Facilities Agreements.

(j)                  Transactions with Affiliates. Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

(i) transactions between or among Obligors;

(ii) any transaction permitted under Section 9(a), 9(e), 9(f) or 9(i);

(iii) customary compensation and indemnification of, and other employment arrangements with, directors, officers and employees of any Obligor or any Subsidiary thereof in the ordinary course of business;

(iv) Holdings may issue Equity Interests to Affiliates in exchange for cash, provided that the terms thereof are no less favorable (including the amount of cash received by Holdings) to Holdings than those that would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of Holdings; and

(v) the transactions set forth on Schedule 9.10 of the Non-Convertible Credit Facility Agreement.

(k)               Restrictive Agreements. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (a) restrictions and conditions imposed by law or by the Securities Documents and (b) Restrictive Agreements listed on Schedule 7.15 of the Non-Convertible Credit Facility Agreement.

(l)                   Amendments to and Terminations of Certain Agreements.

(i) Prior to the occurrence of a Qualified IPO, such Obligor will not, and will not permit any of its Subsidiaries to, enter into any amendment to or modification of, in a manner materially adverse to any Holder of Securities, any Material Agreement without the prior written consent of the Required Holders, which consent shall not be unreasonably withheld, conditioned or delayed, it being agreed that any amendment to or modification of any Material Agreement that does not adversely affect any Obligor or any of its Subsidiaries shall be deemed not to be materially adverse for purposes of this Section 9(l)(i).

(ii) Such Obligor (A) will not, and will not permit any of its Subsidiaries to, take any action that results in the termination of any Material Agreement prior to its stated date of expiration (in each case, (x) unless such terminated Material Agreement is replaced with another agreement that, viewed as a whole, is on equal or better terms for such Obligor or such Subsidiary and (y) other than as a result of the repayment or permitted conversion of Material Indebtedness), and (B) will, and will ensure that each of its Subsidiaries will, ensure that no Material Agreement is terminated by any counterparty thereto prior to its stated date of expiration (in each case, (x) unless such terminated Material Agreement is replaced with another agreement that, viewed as a whole, is on equal or better terms for such Obligor or such Subsidiary and (y) other than as a result of the repayment or permitted conversion of Material Indebtedness) without in each case the prior written consent of the Required Holders, which consent shall not be unreasonably withheld, conditioned or delayed.

(m)           Sales and Leasebacks. Except as disclosed on Schedule 9.13 of the Non-Convertible Credit Facility Agreement, such Obligor will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any property (whether real, personal, or mixed), whether now owned or hereafter acquired, which such Obligor or Subsidiary (i) has sold or transferred or is to sell or transfer to any other Person and (ii) intends to use for substantially the same purposes as property which has been or is to be sold or transferred.

(n)               Hazardous Material. Such Obligor will not, and will not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except in compliance with all applicable Environmental Laws or where the failure to comply could not reasonably be expected to result in a Material Adverse Change.

(o)               Accounting Changes. Such Obligor will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP.

(p)               Compliance with ERISA. No Obligor or ERISA Affiliate shall cause or suffer to exist (a) any event that could result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event that would, in the aggregate, have a Material Adverse Effect. No Obligor or Subsidiary thereof shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Benefit Plan.

(q)               Developmental Milestones. Issuer shall ensure that:

(i) Not later than September 30, 2016, at least one patient shall have enrolled in a Phase 3 clinical trial for KD019-101 for the treatment of autosomal dominant polycystic kidney disease.

(ii) Not later than December 31, 2016, at least one patient shall have enrolled in a Phase 2b clinical trial for KD025-205 for the treatment of psoriasis.

(iii) Not later than December 31, 2016, the FDA shall have accepted an NDA for a 505(b)(2) for trientine for the treatment of Wilson’s Disease.

(r)                  Financial Covenant. Obligors shall maintain at all times Liquidity in an amount which shall exceed $3,000,000.

10. Guarantee

(a)               Each Guarantor, which includes any successor Person to such Guarantor, by executing a the Notation of Guarantee included in each Security has thereby, irrevocably and unconditionally guaranteed, jointly and severally, as a primary obligor and not merely as a surety to each Holder of Securities and their respective successors and assigns (i) the performance and punctual payment when due, whether at the stated maturity, by acceleration or otherwise, of all Obligations, including this Amended and Restated Note, whether for payment of principal of, premium, if any, or interest on the Securities and all other monetary obligations of the Issuer under the Securities and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Issuer whether for fees, expenses, indemnification or otherwise under the Securities (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”) to the extent set forth in the Guaranty and Security Agreement, dated as of August 28, 2015 (as amended, supplemented or otherwise modified from time to time), among Issuer, Holdings and the other Guarantors party thereto from time to time. Any Subsidiary of Holdings that becomes a party to the Guaranty and Security Agreement after the Original Issue Date shall be a Guarantor with respect to the Securities notwithstanding that it has not executed the Notation of Guarantee included on each Security.

To the extent set forth in the Securities Documents, the guarantee of the Guaranteed Obligations by each Guarantor shall for all purposes be subordinated and junior in right of payment to such Guarantor’s obligations under the Senior Credit Facilities Agreements.

(b)            Each Guarantor agrees that its Guarantee under the Guaranty and Security Agreement shall remain in full force and effect until payment in full of all the Guaranteed Obligations. Each Guarantor further agrees that its Guarantee under the Guaranty and Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Issuer or otherwise.

(c)                Any term or provision of the Securities, including this Amended and Restated Note, to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed by each Guarantor shall not exceed the maximum amount that can be guaranteed by the applicable Guarantor without rendering any Security, including this Amended and Restated Note, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally or capital maintenance or corporate benefit rules applicable to guarantees for obligations of affiliates.

11. Certain Collateral and Guarantee Exceptions

Notwithstanding any other provision of the Securities or the Securities Documents:

(i)                    The Collateral shall not include, and the Issuer and the Guarantors shall not be required to pledge or otherwise subject to a security interest any Excluded Assets. “Excluded Assets” means:

(1)            vehicles and other property covered by certificates of title or ownership to the extent that a security interest therein cannot be perfected solely by filing a UCC-1 financing statement in the jurisdiction of organization of the owner thereof;

(2)                owned real property having a fair market value less than $1,000,000 and leasehold interests in real property with respect to which the Issuer or any Guarantor is a tenant or subtenant;

(3)                any right of any nature in any lease, license or agreement to which the Issuer or any Guarantor is party if, and to the extent that, the grant of a security interest in such lease, license or agreement shall constitute or result in (A) the abandonment, invalidation or unenforceability of such lease, license or agreement or (B) a breach, termination or default under such lease, license, contract or agreement, in each case, other than (x) to the extent that any such prohibition, restriction or other term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity and (y) proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or other applicable law (including the Bankruptcy Code) notwithstanding such prohibition; provided that immediately upon the time at which the foregoing consequences shall no longer exist, the Collateral shall include, and the Issuer or the applicable Guarantor shall be deemed to have granted a security interest in, all of such Issuer or Guarantor’s right, title and interest in such lease, license or agreement;

(4)                any asset or property right of any nature to the extent that any applicable law or regulation prohibits the creation of a security interest therein (other than (x) to the extent that any such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity; provided that immediately upon the time at which the foregoing consequences shall no longer exist, the Collateral shall include, and the Issuer or the applicable Guarantor shall be deemed to have granted a security interest in, all of such Issuer or Guarantor’s right, title and interest in such asset or property right and (y) proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or other applicable law (including the Bankruptcy Code) notwithstanding such prohibition);

(5)                any of the outstanding voting capital stock or other ownership interests of a Controlled Foreign Corporation or a CFC Holdco in excess of 65% of the voting power of all classes of capital stock or other ownership interests of such Controlled Foreign Corporation or such CFC Holdco, as applicable, entitled to vote; provided that immediately upon the amendment of the Code to allow the pledge of a greater percentage of the voting power of capital stock or other ownership interests in a Controlled Foreign Corporation or a CFC Holdco without adverse tax consequences, the Collateral shall include, and the Issuer and each Guarantor shall be deemed to have granted a security interest in, such greater percentage of capital stock or other ownership interests of each Controlled Foreign Corporation or each CFC Holdco, as applicable, in which it has any interest;

(6)                property and assets owned by the Issuer or any Guarantor that are the subject of Permitted Liens securing Indebtedness in respect of purchase money financing or Capital Lease Obligations described in Section 9(b) for so long as such Permitted Liens are in effect and the Indebtedness secured thereby prohibits any other Liens thereon other than to the extent that any prohibition, restriction or other term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity;

(7)                any Excluded Deposit Account;

(8)                any Equity Interests and other securities of any Subsidiary of the Issuer or any Guarantor to the extent that, and for so long as, the pledge of such Equity Interests or other securities to secure the Guaranteed Obligations under the Securities would cause such Subsidiary to be required to file separate financial statements with the Commission pursuant to Rule 3-16 of Regulation S-X; and

(9)                any United States intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the creation by the Issuer or a Guarantor of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, rule or regulation; provided that immediately upon the time at which the foregoing consequences shall no longer exist, the Collateral shall include, and the Issuer or the applicable Guarantor shall be deemed to have granted a security interest in, all of such Issuer or Guarantor’s right, title and interest in such application;

provided, however, that Excluded Assets shall not include any Proceeds, substitutions or replacements of any Excluded Assets referred to in clauses (1)-(10) above unless such Proceeds, substitutions or replacements would constitute Excluded Assets referred to in clauses (1)-(10) above.

Notwithstanding the foregoing, in the event that Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the Commission to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Subsidiary’s Equity Interests and other securities to secure the Guaranteed Obligations under the Securities in excess of the amount then pledged without the filing with the Commission (or any other governmental agency) of separate financial statements of such Subsidiary, then the Equity Interests and other securities of such Subsidiary shall automatically be deemed to be a part of the Collateral for the benefit of the Collateral Agent (but only to the extent permitted without being subject to any such financial statement requirement). In such event, the Securities Documents may be amended or modified, without the consent of any Holder of Securities, to the extent necessary to subject to the Liens under the Securities Documents such additional Equity Interests and other securities.

(ii)                                  No Subsidiary that is not a Material Subsidiary will be required to become a Guarantor.

(iii)                               Any delivery of collateral otherwise required by the Securities or any of the Securities Documents shall be deemed satisfied if delivered to the Convertible Credit Facility Administrative Agent or the Control Agent, as applicable, pursuant to the terms of the Intercreditor Agreement.

(iv)                              No delivery or pledge of collateral, or other perfection of a security interest, shall be required under the Securities or any of the Securities Documents if such collateral is not required to be delivered or pledged, or the security interest perfected, as applicable, by the Convertible Credit Facility Administrative Agent or the Control Agent.

12. Successors and Assigns

The provisions of this Amended and Restated Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Holder of this Amended and Restated Note may not assign or otherwise transfer its rights or obligations hereunder except in accordance with Section 1 of this Amended and Restated Note. Nothing in this Amended and Restated Note, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Holders of other Securities and the Collateral Agent, any legal or equitable right, remedy or claim under or by reason of this Amended and Restated Note or the other Securities.

13. Amendment; Waiver

(a)                The Securities (including this Amended and Restated Note), the Securities Documents, and the Intercreditor Agreement may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities), and any past Default or non-compliance with any provisions of the Securities, including this Amended and Restated Note, may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities).

(b)                Without the consent of any Holder of Securities, the Issuer may amend the terms of all Securities, including this Amended and Restated Note, (A) to cure any ambiguity, omission, defect or inconsistency in a manner that does not adversely affect the rights of any holder of Securities; (B) to add to the covenants for the benefit of the Holders of Securities or to surrender any right or power herein conferred upon the Issuer; and (C) to make any change that does not adversely affect the rights of any Holder of Securities;.

(c)             It shall not be necessary for the consent of the Holders of Securities under this Section 13 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof. After an amendment under this Section 13 becomes effective, the Issuer shall mail to the Holders of all Securities a notice briefly describing such amendment. The failure to give such notice to all Holders of Securities, or any defect therein, shall not impair or affect the validity of an amendment under this Section 13.

(d)                Notwithstanding anything herein to the contrary, without the consent of each Holder of an outstanding Security, including the holder of this Amended and Restated Note (for so long as it remains outstanding), an amendment may not:

(A) reduce the amount of Securities whose Holders must consent to an amendment;

(B) reduce the Interest Rate or the Maximum Interest Rate or extend the time for payment of interest on any Security;

(C) reduce the principal of or change the stated maturity of any Security;

(D) reduce the premium payable upon the redemption of any Security or change the time at which any Security may be redeemed in accordance with the terms of the Securities;

(E) make any Security payable in money other than that stated in such Security;

(F) expressly subordinate the Securities or any Guarantee under the Guaranty and Security Agreement to any other Indebtedness of the Issuer or any Guarantor to which the Security would otherwise be senior in rank, except to the extent such subordination is permitted or required under the Securities or the Securities Documents;

(G) impair the right of any Holder of Securities to receive payment of principal of, premium, if any, and interest on such Holder’s Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Securities (except, in each case in this clause (G), a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Securities and a waiver of the payment default that resulted from such acceleration);

(H) make any change in the amendment provisions which require consent from each Holder of Securities or in the waiver provisions; or

(I) make amendments to a Note or Security that is not also made in each Note or Security then outstanding.

14. Defaults and Remedies

(a)                If an Event of Default (other than an Event of Default under clauses (viii), (ix) or (x) of the definition of Event of Default) occurs and is continuing, the Holders of at least 25% in principal amount of outstanding Securities by notice to the Issuer may declare the principal of, premium, if any, and accrued but unpaid interest on all the Securities to be due and payable immediately. Upon such a declaration, such principal and interest will be due and payable immediately. If an Event of Default under clauses (viii), (ix) or (x) of the definition of Event of Default occurs, the principal of, premium, if any, and interest on all the Securities will become immediately due and payable without any declaration or other act on the part of any Holders of Securities. The Holders of a majority in principal amount of outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences as provided below.

“Default” shall mean any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

An “Event of Default” occurs with respect to the Securities if:

(i) there is a default in the payment of principal or premium, if any, of any Security when due at its stated maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise;

(ii) any Obligor shall fail to pay any Obligation (other than an amount referred to in Section 14(a)(i)) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(iii) any representation or warranty made or deemed made by or on behalf of Issuer or any of its Subsidiaries in or in connection with this Amended and Restated Note or any other Securities Document or any amendment or modification hereof or thereof, or in any report, certificate or financial statement furnished pursuant to or in connection with this Amended and Restated Note or any other Securities Document or any amendment or modification hereof or thereof, shall: (i) prove to have been incorrect when made or deemed made to the extent that such representation or warranty contains any materiality or Material Adverse Effect qualifier; or (ii) prove to have been incorrect in any material respect when made or deemed made to the extent that such representation or warranty does not otherwise contain any materiality or Material Adverse Effect qualifier;

(iv) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Section 8(b), 8(c)(i) (with respect to Issuer’s existence), 8(j), 8(k), 8(m) or 9;

(v) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 14(a)(i), (ii) or (iv)) or any other Loan Document, and, in the case of any failure that is capable of cure, if such failure shall continue unremedied for a period of twenty (20) or more days;

(vi) any Obligor or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace or cure period;

(vii) any material breach of, or “event of default” or similar event by any Obligor under, any Material Agreement shall occur and shall continue after the applicable grace period, if any, (ii) any material breach of, or “event of default” or similar event under, the documentation governing any Material Indebtedness (other than the Indebtedness under the Senior Credit Facilities Agreements) shall occur and shall continue after the applicable grace period, if any, or (iii) any event or condition occurs (A) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness (other than the Indebtedness under the Senior Credit Facilities Agreements) or any trustee or agent on its or their behalf to cause such Material Indebtedness (other than the Indebtedness under the Senior Credit Facilities Agreements) to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 14(a)(vii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness.

(viii) any Obligor:

(A) becomes insolvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors;

(B) commits an act of bankruptcy or makes an assignment of its property for the general benefit of its creditors or makes a proposal (or files a notice of its intention to do so);

(C) institutes any proceeding seeking to adjudicate it an insolvent, or seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief, under any federal, provincial or foreign Law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity, or files an answer admitting the material allegations of a petition filed against it in any such proceeding;

(D) applies for the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property; or

(E) takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 14(a)(viii) or (ix), or otherwise acts in furtherance thereof or fails to act in a timely and appropriate manner in defense thereof;

(ix) any petition is filed, application made or other proceeding instituted against or in respect of any Obligor or any of its Subsidiaries:

(A) seeking to adjudicate it an insolvent;

(B) seeking a receiving order against it;

(C) seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), deed of company arrangement or composition of it or its debts or any other relief under any federal, provincial or foreign law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity; or

(D) seeking the entry of an order for relief or the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property, and such petition, application or proceeding continues undismissed, unbonded or unstayed and in effect, for a period of forty five (45) days after the institution thereof; provided that if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against Issuer or such Subsidiary thereunder in the interim, such grace period will cease to apply; provided further that if Issuer or such Subsidiary files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply;

(x) any other event occurs which, under the laws of any applicable jurisdiction, has an effect equivalent to any of the events referred to in either of Section 14(a)(viii) or (ix);

(xi) one or more judgments for the payment of money in an aggregate amount in excess of $1,150,000 (or the Equivalent Amount in other currencies) (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgement) shall be rendered against any Obligor or any combination thereof and the same shall remain undischarged, unbonded or unstayed for a period of 45 consecutive days, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Obligor to enforce any such judgment;

(xii) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of Issuer and its Subsidiaries in an aggregate amount exceeding (A) $862,500 in any year or (B) $1,150,000 for all periods until repayment of all Obligations;

(xiii) [Intentionally Omitted];

(xiv) a Material Adverse Change shall have occurred;

(xv) (A) any Lien created by any of the Collateral Documents shall at any time not constitute a valid and perfected Lien on the applicable Collateral in favor of the Collateral Agent for the benefit of the Holders, free and clear of all other Liens (other than Permitted Liens), except to the extent due to the action or inaction of Collateral Agent, (ii) except for expiration in accordance with its terms, any of the Collateral Documents or any Guarantee of any of the Obligations (including that contained in Section 10) shall for whatever reason cease to be in full force and effect, or (iii) any of the Collateral Documents or any Guarantee of any of the Obligations (including that contained in Section 10), or the enforceability thereof, shall be repudiated or contested by any Obligor;

(xvi) [Intentionally Omitted];

(xvii) any injunction, whether temporary or permanent, shall be rendered against any Obligor that prevents the Obligors from selling or manufacturing the Product in the United States for more than 45 consecutive calendar days;

(xviii) (A) the FDA or any other Governmental Authority (1) issues a letter or other communication asserting that any Product lacks a required Product Authorization, including in respect of CE marks or 510(k)s, or (2) initiates enforcement action against, or issues a warning letter with respect to, any Obligor, or any of their Products or the manufacturing facilities therefor, that causes any Obligor or Subsidiary thereof to discontinue all marketing for a material indication, or to discontinue selling or withdraw any of its material Products, or causes a delay in the manufacture of any of its material Products, which discontinuance, withdrawal or delay could reasonably be expected to last for more than 60 days, (B) there is a recall of any Product that has generated an aggregate amount of revenue to the Obligors equal to at least $3,450,000 over any consecutive twelve (12) month period, or (C) any Obligor or Subsidiary thereof enters into a settlement agreement with the FDA or any other Governmental Authority that results in aggregate liability as to any single or related series of transactions, incidents or conditions, in excess of $1,150,000;

(xix) except as a result of any event described in Section 14(a)(xvii) or (xviii), any material Permit relating to any Product (including all Product Authorizations relating to any Product), or any of the Obligors’ or their Subsidiaries’ material rights or interests thereunder, is terminated, adversely amended or otherwise determined to be ineffective in any manner adverse to any of the Products or Obligors or Subsidiaries; and

(xx) the Key Person shall have ceased to devote substantially all of his or her time to the business and operations of Holdings and its Subsidiaries (whether due to death, disability, incapacity or otherwise).

then, (1) and in every such event (other than an event with respect to Holdings or the Issuer described in clause (a)(viii) — (x) of this Section 14) and at any time thereafter during the continuance of such event, the Holders of at least 25% in principal amount of outstanding Securities may, by written notice to the Issuer, declare the Securities then outstanding to be immediately due and payable in whole or in part, whereupon the principal of the Securities so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and liabilities of the Issuer accrued under any of the Securities Documents, shall become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Issuer, anything contained herein or in any other Securities Documents to the contrary notwithstanding, and (2) in any event with respect to any Obligor described in clauses (a)(viii) — (x) above, the principal of the Securities then outstanding, together with accrued interest thereon and any unpaid accrued fees and liabilities of the Issuer accrued under any Securities Document, including this Amended and Restated Note, shall automatically become immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Issuer, anything contained in the Securities Documents, including this Amended and Restated Note, to the contrary notwithstanding.

(b)                The holders of a majority in principal amount of the Securities then outstanding, by written notice to the Issuer, may waive an existing Event of Default and its consequences, except (i) an Event of Default in the payment of the principal of or interest on a Security, (ii) an Event of Default arising from the failure to redeem or purchase any Security when required pursuant to the terms of the Securities or (iii) an Event of Default in respect of a provision that under Section 13 cannot be amended without the consent of each Holder of a Security. When an Event of Default is waived, it is deemed cured and the Issuer and the Holders of Securities will be restored to their former positions and rights under the Securities, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

(c)                 In the event of any Event of Default specified in Section 14(a)(vii), such Event of Default and all consequences thereof (excluding any resulting payment default, other than as a result of acceleration of the Securities) shall be annulled, waived and rescinded, automatically and without any action by the Collateral Agent or the Holders, if within 30 Business Days after such Event of Default arose:

(1)                                 the Indebtedness or guarantee that is the basis for such Event of Default has been discharged; or

(2)                                 holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default; or

(3)                                 the default that is the basis for such Event of Default has been cured.

(d)                In addition, (i) if a Default for a failure to report or failure to deliver a required certificate in connection with another default (the “Initial Default”) occurs, then at the time such Initial Default is cured, such Default for a failure to report or failure to deliver a required certificate in connection with another default that resulted solely because of that Initial Default will also be cured without any further action and (ii) any Default or Event of Default for the failure to comply with the time periods prescribed in Section 8 or otherwise to deliver any notice or certificate pursuant to any other provision of the Securities Documents shall be deemed to be cured upon the delivery of any such report, notice or certificate, as applicable, required by such covenants or provisions even though such delivery is not within the prescribed period specified in the Securities Documents.

15. Collateral Agent; Security; Intercreditor Agreement

(a)                                 By its acceptance of a Note, each Holder of Securities has irrevocably designated and appointed Cortland Capital Market Services LLC, and its successors and assigns, as the Collateral Agent for the Securities under the Guaranty and Security Agreement (the “Collateral Agent”), pursuant to the Collateral Agency Agreement. Each such Holder irrevocably directs the Collateral Agent, in such capacity, to execute and deliver the Guaranty and Security Agreement and authorizes the Collateral Agent, in such capacity, pursuant to and in accordance with the Collateral Agency Agreement, to take such action on its behalf under the provisions of the Securities and the other Securities Documents, including the authority to execute and deliver the Securities Documents to which the Collateral Agent is a party and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Securities and the other Securities Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Securities, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in the Securities Documents, or any fiduciary relationship with any Holder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Securities or any other Securities Document or otherwise exist against the Collateral Agent.

(b)                                 Reserved.

(c)                                  The Holder of this Amended and Restated Note and the Holders of each Security, by accepting a Security, are deemed to agree that the Liens on the Collateral securing the Guaranteed Obligations and the Guarantees under the Guaranty and Security Agreement are subject to the terms of the Intercreditor Agreement. The Holder of this Amended and Restated Note, and the Holders of each Security, by accepting a Security authorize and direct the Collateral Agent to enter into the Intercreditor Agreement on behalf of the Holders of Securities and agree that the Holders of Securities shall comply with the provisions of the Intercreditor Agreement applicable to them in their capacities as such to the same extent as if the Holders of Securities were parties thereto.

(d)                                 The Guaranteed Obligations and the Guarantees under the Guaranty and Security Agreement are secured as provided in the Securities Documents and will be secured by additional security documents to the extent required or permitted by the Securities Documents. The Issuer and the Guarantors shall deliver and make all filings (including filings of continuation statements and amendments to UCC financing statements that may be necessary to continue the effectiveness of such UCC financing statements) necessary to maintain (at the sole cost and expense of the Issuer and the Guarantors) the security interest created by the Securities Documents in the Collateral (as defined in the Securities Documents) as a perfected security interest to the extent perfection is required by the Securities Documents.

(e)                                  The Collateral Agent shall have all the rights and protections provided in the Securities Documents and the Collateral Agency Agreement in connection with any action taken or not taken by it as Collateral Agent.

(f)                                   Neither the Collateral Agent nor any of its officers, directors, employees, attorneys or agents shall be responsible or liable for the existence, genuineness, value or protection of any Collateral, for the legality, enforceability, effectiveness or sufficiency of the Securities Documents, for the creation, perfection, priority, sufficiency or protection of any Liens, or any defect or deficiency as to any such matters, except as required by the Securities Documents.

(g)                               Subject to the provisions of the Securities Documents, the Collateral Agent may, at the direction of Holders of a majority of the outstanding principal amount of the Securities, take all actions it deems necessary or appropriate in order to:

(A) foreclose upon or otherwise enforce any or all of the Liens securing the Securities and/or the Guarantees under the Guaranty and Security Agreement;

(B) enforce any of the terms of the Securities Documents to which the Collateral Agent is a party; or

(C) collect and receive payment of any and all obligations in respect of the Securities or the Guarantees under the Guaranty and Security Agreement.

(h)                                 Subject to the Intercreditor Agreement and at the Issuer’s sole cost and expense, the Collateral Agent is hereby authorized and empowered by the Holder of this Amended and Restated Note, together with the Holder of each Security, (by its acceptance hereof) to institute and maintain such suits and proceedings as it may deem reasonably expedient to protect or enforce the Liens securing the Guaranteed Obligations and/or the Guarantees under the Guaranty and Security Agreement or the Securities Documents to which the Collateral Agent is a party or to prevent any impairment of Collateral by any acts that may be unlawful or in violation of the Securities Documents or the Securities, and such suits and proceedings as the Collateral Agent may deem reasonably expedient, at the Issuer’s sole cost and expense, to preserve or protect its interests and the interests of the Holders of the Securities in the Collateral, including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the second priority Liens securing the Securities and/or the Guarantees under the Guaranty and Security Agreement or be prejudicial to the interests of Holders of the Securities or the Collateral Agent.

(j)                                    Collateral may be released from the Lien and security interest created by the Securities Documents at any time or from time to time in accordance with the provisions of the Securities Documents and the Intercreditor Agreement.

(k)                                 The security interests in the Collateral securing the Obligations under the Securities (including this Amended and Restated Note) and the Securities Documents will be, pursuant to the Intercreditor Agreement, second in priority to any and all security interests at any time granted to secure the obligations under the Non-Convertible Credit Facility Loan Documents and the Convertible Credit Facility Loan Documents (in each case, including any refinancings of such obligations) and will also be subject to all other Permitted Liens. The Intercreditor Agreement defines the relative rights of Liens granted to the Holders of Securities and the Liens granted in favor of the Control Agent and the Convertible Credit Facility Agent to secure the Indebtedness under the Non-Convertible Credit Facility Loan Documents and the Convertible Credit Facility Loan Documents, respectively. In the event of any conflict or inconsistency among the provisions of the Securities or the Securities Documents (other than the Intercreditor Agreement), on the one hand, and the Intercreditor Agreement, on the other hand, the provisions of the Intercreditor Agreement shall govern and control.

(l)                                     Reference is made to the Intercreditor Agreement. Each Holder, by its acceptance of a Security, (a) consents to the subordination of Liens provided for in the Intercreditor Agreement, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (c) authorizes and instructs the Collateral Agent to enter into the Intercreditor Agreement solely to act for the benefit of such Holder. The foregoing provisions are intended as an inducement to the lenders under the Senior Credit Facilities to extend credit and such lenders are intended third party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.

16. No Recourse Against Others

No director, officer, employee, incorporator of Holdings, Issuer or any of their respective Subsidiaries and no holder of any Equity Interests in Holdings or any direct or indirect parent thereof, as such, shall have any liability for any Obligations or any Guaranteed Obligations or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Securities by accepting a Security waives and releases all such liability.

17. [Intentionally Omitted].

18. Waiver of Stay or Extension Laws; Waiver of Jury Trial.

Neither Holdings, the Issuer and any Guarantor (to the extent it may lawfully do so) shall at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Amended and Restated Note; and Holdings, the Issuer and the Guarantors (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to them, but shall suffer and permit the execution of every such power as though no such law had been enacted.

EACH OF HOLDINGS, THE ISSUER, AND THE GUARANTORS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE SECURITIES, INCLUDING THIS AMENDED AND RESTATED NOTE, OR THE TRANSACTION CONTEMPLATED HEREBY.

19. Abbreviations

Customary abbreviations may be used in the name of a holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20. Governing Law; Jurisdiction

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(a)                Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amended and Restated Note or the other Securities Documents, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amended and Restated Note or in any other Securities Document shall affect any right that the Holder of this Amended and Restated Note may otherwise have to bring any action or proceeding relating to this Amended and Restated Note or any other Securities document against Holdings, the Issuer or any Guarantor or its properties in the courts of any other jurisdiction.

(b)                Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amended and Restated Note or the other Securities Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)                 Each party to this Amended and Restated Note irrevocably consents to service of process in the manner provided for notices in Section 22. Nothing in this Amended and Restated Note will affect the right of any party to this Amended and Restated Note or any other Securities Document to serve process in any other manner permitted by law.

21. Conversion to Corporate Form

(a) Holders of the Securities, by receipt of such Securities, acknowledges that, pursuant to Holdings’ LLC Agreement, the Board of Managers of Holdings has the right, with no action on the part of the members of Holdings, to cause (i) Holdings to be converted from a limited liability company to a Delaware Corporation, or (ii) to merge Holdings into a Delaware corporation or consolidate with another entity with the resulting entity being a Delaware corporation (a “Conversion”), in each case solely for the purposes of converting to a Delaware corporation and not to effect any change in ownership of Holdings.

(b) Any Conversion shall be structured so that the relative percentage Equity Interests, relative voting rights and economic positions of the members of Holdings immediately prior to the Conversion, including with respect to the Class A Units reserved for issuance upon conversion of the Securities, will be maintained in the Conversion.

22. Notices

(i)                    Any notice or communication required under this Amended and Restated Note shall be duly given if in writing and delivered in Person, via facsimile, electronic mail in pdf format, mailed by first-class mail (registered or certified, return receipt requested) or overnight air courier guaranteeing next day delivery, to the addresses as follow:

(a)         if to Holdings, the Issuer or a Guarantor:

Kadmon Pharmaceuticals, LLC
c/o Kadmon Corporation, LLC
450 East 29th Street
New York, NY 10016
Attention: Steven N. Gordon, Esq., General Counsel
Tel Number: (212) 308-6000

Fax Number: (212) 355-7855

With a copy (which shall not constitute effective notice) to:

DLA Piper LLP (US)
1251 Avenue of the Americas, 27th Floor
New York, NY 10020-1104
Attention: Sidney Burke
Phone: (212) 335-4509
Fax Number: (212) 335-4501

(b)         if to the Holder of this Amended and Restated Note:

[INSERT CONTACT INFO FOR HOLDER]

(ii)                                  Notices and other communications to the parties hereto may be delivered or furnished by electronic communication (including a PDF attachment to an e-mail and Internet or intranet websites) within the timeframe required for delivery of such notices, provided, that the foregoing shall not apply to notices sent directly to any party hereto if such party has provided notification in writing that it has elected not to receive notices by electronic communication (which election may be limited to particular notices).

(iii)                               Parties may designate different addresses for notices by providing notice to the other parties for subsequent notices or communications.

(iv)                              All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by facsimile or electronic mail in pdf format; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

(v)                                 Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

23. Confidentiality

Each Holder of a Security agrees to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to such Holder’s Affiliates and to such Holder’s and such Holder’s Affiliates’ partners, directors, officers, employees, agents, trustees and advisors (Affiliates and such other Persons, collectively, “Related Parties”), it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and agree to keep such Confidential Information confidential, (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Holder or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Securities Document or any action or proceeding relating to this Agreement or any other Securities Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 23, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights and obligations under this Amended and Restated Note or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Issuer and its obligations, this Amended and Restated Note or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Issuer or its Subsidiaries or the Securities or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the Securities, (h) with the consent of the Issuer or (i) to the extent such Confidential Information (x) becomes publicly available other than as a result of a breach of this Section 23 or (y) becomes available to such Holder or any of its Affiliates on a nonconfidential basis from a source other than the Issuer. For purposes of this Section 23, “Confidential Information” means all information received from any Obligor or any Subsidiary relating to any Obligor or any Subsidiary or any of their respective businesses, other than any such information that is available to any Holder of Securities on a nonconfidential basis prior to disclosure by any Obligor or any Subsidiary. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section 23 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information.

24. Certain Defined Terms

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” refers to all tangible and intangible property, real and personal, of Issuer and each Guarantor that is or purports to be the subject of a Lien to the Collateral Agent to secure the whole or any part of the Obligations or any Guarantees thereof under the Guaranty and Security Agreement, and shall include, without limitation, all casualty insurance proceeds and condemnation awards with respect to any of the foregoing.

“Collateral Agency Agreement” means the Agency Agreement, dated as of August 28, 2015, entered into by and among  the Collateral Agent, the Holders from time to time, the Issuer and the other Obligors party to the Guaranty and Security Agreement from time to time.

“Collateral Agent” shall have the meaning set forth in Section 15(a) hereof.

“Collateral Documents” refers, collectively, to the Guaranty and Security Agreement, all Short-Form IP Security Agreements, all assignments of insurance policies and all other instruments and agreements now or hereafter securing or perfecting the Liens securing the whole or any part of the Obligations or any Guarantees thereof under the Guaranty and Security Agreement, all UCC financing statements, fixture filings, stock powers, and all other documents, instruments, agreements and certificates executed and delivered by Issuer or any Guarantor to the Collateral Agent in connection with the foregoing.

“Commission” means the Securities and Exchange Commission.

“Controlled Foreign Corporation” means a “controlled foreign corporation” as defined in the Code.

“Convertible Credit Facility Administrative Agent” means Macquarie US Trading LLC and any successor administrative agent under the Convertible Credit Facility Agreement.

“Convertible Credit Facility Agreement” means that certain Third Amended and Restated Senior Secured Convertible Credit Agreement, dated as of August 28, 2015, as amended as of October 27, 2015 (as further amended or modified from time to time), among Kadmon Pharmaceuticals, LLC, as borrower, Kadmon Holdings, LLC, as Holdings, the lenders party thereto, and the Convertible Credit Facility Administrative Agent.

“Convertible Credit Facility Loan Documents” means the “Loan Documents” as defined in the Convertible Credit Facility Agreement.

“Excluded Deposit Account” means (a) PNC Bank, National Association Account No. 1029101985, an account held by Issuer and used solely to process ACH payments to pharmacies in respect of Medicaid or Medicare reimbursements (and which is a zero balance account, other than funds required to satisfy initiated and pending ACH payments), (b) American Express Bank, FSB Account No. 0010118461, an account held by Issuer and used only in support of certain of Issuer’s letter of credit obligations and (c) Silicon Valley Bank Account Nos. 3300743699 and 3300777873, accounts held by Kadmon Corporation, LLC and used only in support of certain of Kadmon Corporation, LLC’s letter of credit obligations, in each case, so long as such accounts continue to satisfy such foregoing criteria.

“Guaranty and Security Agreement” means Guaranty and Security Agreement, dated as of August 28, 2015, by and among the Collateral Agent, on behalf of the Secured Parties (as defined therein), the Issuer and the other Obligors party to the Guaranty and Security Agreement from time to time.

“Intercreditor Agreement” means that certain First Lien/Second Lien Intercreditor Agreement, dated as of August 28, 2015, as amended as of October 27, 2015 (as further amended or modified from time to time), among Perceptive Credit Opportunities Fund, LP, as class A representative, Macquarie US Trading LLC, as class B agent, the Collateral Agent, as second lien collateral agent, Perceptive Credit Opportunities Fund, LP, as control agent, and the Obligors.

“Non-Convertible Credit Facility Agreement” means that certain Credit Agreement, dated as of August 28, 2015, as amended as of October 27, 2015 (as further amended or modified from time to time), among Kadmon Pharmaceuticals, LLC, as borrower, the Guarantors from time to time party thereto, the lenders from time to time party thereto and Perceptive Credit Opportunities Fund, LP, as collateral representative.

“Non-Convertible Credit Facility Loan Documents” means the “Loan Documents” as defined in the Non-Convertible Credit Facility Agreement.

“Obligations” means the obligations of the Issuer under the Securities.

“Securities Documents” means the Securities, the Collateral Documents, the Intercreditor Agreement, and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing

“Senior Credit Facilities Agreements” means the Convertible Credit Facility Agreement and the Non-Convertible Credit Facility Agreement.

“Short-Form IP Security Agreements” means short-form copyright, patent or trademark (as the case may be) security agreements, dated as of August 28, 2015, entered into by one or more Obligors in favor of the Collateral Agent, each in form and substance reasonably satisfactory to Collateral Agent (and as amended, modified or replaced from time to time).

TRANSFER INSTRUCTION

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature*:

*Sign exactly as your name appears on the other side of this Note.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER RESTRICTED NOTE

This certificate relates to $                                principal amount of the Note held by the undersigned.

The undersigned has requested the Issuer by written order to exchange or register the transfer of a Note.

In connection with any transfer of the Note occurring while this Note is subject to the transfer restrictions set forth in the terms of the Note, the undersigned confirms that such Note (or portion thereof) is being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to Holdings or any of its subsidiaries; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐

to a Person the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that is purchasing the Note for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐

to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Issuer a signed letter containing certain representations and agreements relating to the transfer of the Note (the form of which can be obtained from the Issuer) and, if such transfer is in respect of an aggregate principal amount of less than $250,000, an opinion of counsel acceptable to the Issuer that such transfer is in compliance with the Securities Act of 1933; or

(6)	☐

pursuant to an exemption from registration provided by Rule 144 under the Securities Act of 1933, and provided that prior to such transfer, the Issuer is furnished with an opinion of counsel acceptable to the Issuer that such transfer is in compliance with the Securities Act of 1933; or

(7)	☐

 pursuant to another available exemption from registration provided that prior to such transfer, the Issuer is furnished with an opinion of counsel acceptable to the Issuer that such transfer is in compliance with the Securities Act of 1933.

Unless one of the boxes is checked, the Issuer will refuse to register the Note (or relevant portion of the Note) in the name of any Person other than the registered holder thereof.

Date:	Your Signature*:

*Sign exactly as your name appears on the other side of this Note.

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:	Your Signature*:

* To be executed by an executive officer

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Issuer pursuant to Section 7 (Change of Control) of the Note, check the box:

Change of Control ☐

If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 7 (Change of Control) of the Note, state the amount:

Date:	Your Signature*:

*Sign exactly as your name appears on the other side of this Note.

Exhibit A
 to 13.0% Second-Lien Convertible PIK Notes due 2019

FORM OF COMPLIANCE CERTIFICATE

[DATE]

This certificate is delivered pursuant to Section 8(a)(iv) of the 13.0% Second-Lien Convertible PIK Notes due 2019 (the “Notes”) issued by Kadmon Pharmaceuticals, LLC, a Pennsylvania limited liability company (“Issuer”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Notes.

The undersigned, a duly authorized Responsible Officer of the Issuer having the name and title set forth below under his signature, hereby certifies in his capacity as Responsible Officer and not in his individual capacity, on behalf of the Issuer for the benefit of the Secured Parties and pursuant to Section 8(a)(iv) of the Notes that such Responsible Officer of Borrower is familiar with the Notes and that, in accordance with each of the following sections of the Notes:

In accordance with Section 8(a)[(i)/(ii)/(iii)] of the Notes, attached hereto as Annex A are the financial statements for the [fiscal month/fiscal quarter/fiscal year] ended [          ] required to be delivered pursuant to Section 8(a)[(i)/(ii)/(iii)] of the Notes.  Such financial statements fairly present in all material respects the consolidated and consolidating statements of income and cash flows of Holdings and its Subsidiaries as at the dates indicated therein and for the periods indicated therein in accordance with GAAP [(subject to the absence of footnote disclosure and normal year-end audit adjustments)].(1)

Attached hereto as Annex B are the calculations used to determine compliance with each financial covenant contained in Section 9(r) of the Notes.

No Default is continuing as of the date hereof[, except as provided for on Annex C attached hereto, with respect to each of which Borrower proposes to take the actions set forth on Annex C].

IN WITNESS WHEREOF, the undersigned has executed this certificate on the date first written above.

(1)  Insert language in brackets only for monthly and quarterly certifications.

KADMON PHARMACEUTICALS, LLC

By

Name:

Title:

Annex A to Compliance Certificate

FINANCIAL STATEMENTS

[see attached]

Annex B to Compliance Certificate

CALCULATION OF FINANCIAL COVENANT COMPLIANCE

I.	Section 9®: Minimum Liquidity

Amount of unencumbered cash and Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in an account over which the Collateral Agent has a second-priority perfected security interest:

	(i) the last day of the most recently completed [fiscal month][fiscal quarter][fiscal year]:	$

	Is Line I(i) equal to or greater than $3,000,000?:	Yes: In compliance; No: Not in compliance

Exhibit D — Exchange Agreement

[Exhibits to Non-Convertible Credit Agreement]

EXECUTION VERSION

EXCHANGE AGREEMENT

BY AND AMONG

KADMON HOLDINGS, LLC,

KADMON PHARMACEUTICALS, LLC

AND

THE INVESTORS LISTED ON ANNEX I

June 8, 2016

ARTICLE VIII MISCELLANEOUS PROVISIONS		13

8.1	Amendment	13

8.2	Extension; Waiver	13

8.3	No Third Party Beneficiaries	13

8.4	Successors and Assigns	13

8.5	Entire Agreement	13

8.6	Notices	14

8.7	Governing Law; Choice or Jurisdiction and Venue	15

8.8	Waiver of Jury Trial	15

8.9	Remedies	16

8.10	Severability	16

8.11	Replacement of Certificates	16

8.12	Termination of the Credit Agreement	16

8.13	Counterparts; Facsimile Signatures	17

8.14	Incorporation of Recitals, Annexes, Exhibits and Schedules	17

8.15	Interpretation; Construction	17

8.16	Headings	18

Exhibit A	Form of Joinder
Exhibit B	Form of Preferred Stock COD
Exhibit C	Form of Registration Rights Agreement

ii

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”), dated as of June 8, 2016, is by and among KADMON HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), KADMON PHARMACEUTICALS, LLC, a Pennsylvania limited liability company (the “Company”), and each investor identified on the signature pages hereto (collectively, the “Investors” and each, an “Investor”).

WHEREAS, the Company, Holdings, the other guarantors party thereto, the Investors, and Macquarie US Trading LLC, as administrative agent, collateral agent and custodian (in such capacity, the “Administrative Agent”) are party to that certain Third Amended and Restated Senior Secured Convertible Credit Agreement, dated as of August 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, pursuant to the terms of the Credit Agreement, each Investor has advanced a loan (collectively, the “Loans” and each, a “Loan”) to the Company in the outstanding principal amounts set forth opposite such Investor’s name on Annex I.

WHEREAS, pursuant to the terms of the Credit Agreement, the Loans may be converted, at each Investor’s election, to fully paid and non-assessable Equity Interests of Holdings.

WHEREAS, Holdings intends to convert from a limited liability company to a corporation and, thereafter, consummate a firm-commitment underwritten initial public offering of its Common Stock (the “Holdings IPO”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Investors desire to convert their Loans pursuant to the terms of the Credit Agreement, as provided for and as otherwise set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual benefits to be derived from this Agreement and the representations, warranties, covenants, agreements and conditions contained herein, the parties hereto hereby agree as set forth below.

ARTICLE I
DEFINITIONS

Capitalized terms used herein shall have the respective meanings assigned to such terms in Annex II. Capitalized terms used herein but not defined in Annex II shall have the meanings assigned to such terms in the Credit Agreement.

ARTICLE II
EXCHANGE; CLOSING

2.1                               Exchange.

(a)                                 Subject to ARTICLE VII and the other terms and conditions of this Agreement, at the Closing the Loans shall be converted as set forth below:

(i)                                     Each Investor’s Allocable Share of the Converted Unregistered Common Amount shall automatically be converted into shares of Common Stock in accordance with the terms of the Credit Agreement; provided that, notwithstanding anything to the contrary contained in the Credit Agreement, with respect to the conversion contemplated by this Section 2.1(a)(i), (i) the “Conversion Price” shall be an amount equal to the Adjusted Conversion Price, (ii) the “Conversion Date” shall be the Closing Date, (iii) this Agreement shall constitute the “Conversion Notice,” and (iv) the “Conversion Amount” shall be an amount equal to the Converted Unregistered Common Amount.

(ii)                                  Each Investor’s Allocable Share of Converted Registered Common Amount shall automatically be converted into shares of Common Stock in accordance with the terms of the Credit Agreement; provided that, notwithstanding anything to the contrary contained in the Credit Agreement, with respect to the conversion contemplated by this Section 2.1(a)(ii), (i) the “Conversion Price” shall be an amount equal to the Adjusted Registered Conversion Price, (ii) the “Conversion Date” shall be the Closing Date, (iii) this Agreement shall constitute the “Conversion Notice,” and (iv) the “Conversion Amount” shall be an amount equal to the Converted Registered Common Amount.

(iii)                               Each Investor’s Allocable Share of the Converted Preferred Amount shall automatically be converted into shares of Preferred Stock at a conversion price of $1,000 per share.

(iv)                              In consideration of the make-whole payable with respect to the outstanding Loans in connection with specific prepayment events, the Investors shall be paid an aggregate amount equal to the Make-Whole Amount. Each Investor’s Allocable Share of the Make-Whole Amount shall be paid through the delivery to such Investor of the number of newly issued shares of Common Stock obtained by dividing the Make-Whole Amount by the Adjusted Conversion Price.

(b)                                 Each Investor hereby agrees, and the Administrative Agent hereby acknowledges, that after giving effect to the transactions described in Section 2.1(a), all Loans and accrued interest thereon shall be deemed paid in full and no longer outstanding.

(c)                                  At the Closing, the transactions described in Section 2.1(a) shall be deemed to occur concurrently with the consummation of the Holdings IPO.

2.2                               Closing.

(a)                                 The transactions described in Section 2.1(a) shall take place at the offices of DLA Piper LLP, 1251 Avenue of the Americas, New York, New York 10020 at a closing (the “Closing”) on the Closing Date.

(b)                                 At the Closing, Holdings shall deliver or cause to be delivered to the Investors:

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(i)                                     A signed counterpart to each Related Agreement to which Holdings or the Company is a party;

(ii)                                  A certificate, dated as of the Closing Date, signed by a duly authorized officer of each of Holdings and the Company, certifying that the conditions set forth in Sections 7.1(a), 7.1(b), 7.1(c), 7.1(g), 7.1(h), 7.1(i), and 7.1(j) have been satisfied;

(iii)                               Certificates evidencing (x) the number of shares of Common Stock issuable upon the conversions described in Sections 2.1(a)(i), 2.1(a)(ii), and 2.1(a)(iv), together with payment in lieu of any fraction of a share, as provided in Section 15.03 of the Credit Agreement, and (y) the number of shares of Preferred Stock issuable upon the conversion described in Section 2.1(a)(iii), together with payment in lieu of any fraction of a share;

(iv)                              A Certificate of the Secretary of Holdings, dated as of the Closing Date, (i) certifying the resolutions adopted by the Board approving the transactions contemplated by this Agreement and the Related Agreements and the issuance of the Common Stock and Preferred Stock contemplated by Section 2.1(a), (ii) certifying the current versions of the Charter and By-laws of Holdings, in each case as amended, restated and/or supplemented, and (iii) certifying as to the signatures and authority of persons signing this Agreement and the Related Agreements on behalf of each of Holdings and the Company; and

(v)                                 A stamped copy of the Preferred Stock COD, as filed with the Secretary of State of the State of Delaware.

(c)                                  At the Closing, each Investor, severally and not jointly, shall deliver or cause to be delivered to Holdings a signed counterpart to each Related Agreement to which such Investor is a party.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF HOLDINGS AND THE COMPANY

Each of Holdings and the Company represents and warrants to each Investor, as of the date hereof, as set forth below:

3.1                               Power and Authority.

Each of Holdings and the Company (a) is duly organized and validly existing under the laws of its jurisdiction of organization, (b) has all requisite corporate or other organizational power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted except to the extent that failure to have the same could not reasonably be expected to have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary except to the extent that failure to have the same could not reasonably be expected to have a Material Adverse Effect,

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and (d) has full power and authority to perform its obligations under this Agreement and each Related Agreement to which it is a party.

3.2                               Authorization; Enforceability.

The transactions contemplated by this Agreement and each Related Agreement are within each of Holdings’ and the Company’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action and, if required, by all necessary stockholder or member action. This Agreement has been duly executed and delivered by each of Holdings and the Company and constitutes, and each of the other Related Agreements to which Holdings and the Company is a party when executed and delivered by Holdings and the Company will constitute, a legal, valid and binding obligation of Holdings and the Company, enforceable against Holdings and the Company in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3                               Capitalization.

(a)                                 Except as set forth on Schedule 3.3 hereto, neither Holdings nor the Company has outstanding any Equity Interests or securities convertible or exchangeable for any Equity Interests or containing any profit participation features, and neither Holdings nor the Company has any outstanding rights (including preemptive rights, rights of first refusal or first offer) or options to subscribe for or purchase its Equity Interests or any securities convertible into or exchangeable for its Equity Interests. Neither Holdings nor the Company is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any Equity Interests or other warrants, options or other rights to acquire its Equity Interests. Schedule 3.3 hereto describes all Equity Interests issued by Holdings and all warrants, options or other rights to acquire its Equity Interests on or prior to the date hereof.

(b)                                 When issued pursuant to this Agreement, the Common Stock and Preferred Stock issuable pursuant to Section 2.1(a), will be duly authorized, duly and validly issued, fully paid and nonassessable, free and clear of all liens and will not be subject to preemptive or similar rights of the holders of Equity Interests of Holdings. No vote or approval of any class or series of capital stock or any Equity Interests in Holdings is necessary to approve the issuance of the Common Stock and Preferred Stock contemplated by Section 2.1(a).

3.4                               Financial Statements.

The Historical Financial Statements present fairly, in all material respects, the financial position and results of operations and cash flows of Holdings and its subsidiaries as of the dates and for the periods reported therein in accordance with GAAP, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Neither Holdings nor any of its subsidiaries has any contingent liabilities or unusual forward or long-term commitments not disclosed in the Historical Financial Statements or the notes thereto,

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which, in any such case, are material in relation to the business, operations, condition (financial or otherwise), performance or property of Holdings and its subsidiaries taken as a whole.

3.5                               Junior Notes.

The conversion of the Junior Notes into shares of Common Stock, to be effective as of the Closing Date, will be on terms no more favorable to the holders of the Junior Notes than is provided to the Investors with respect to the transactions contemplated by Section 2.1(a)(i).

3.6                               Compliance.

Except as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (a) neither Holdings nor any of its subsidiaries is in violation of any order of any court, arbitrator or governmental body, and (b) neither Holdings nor any of its subsidiaries is or has been in violation of any statute, rule or regulation of any Governmental Authority.

3.7                               Disclosure.

Each of Holdings and the Company has disclosed to the Investors all matters that, to its knowledge, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished in writing by or on behalf of the Holdings or the Company to the Investors in connection with the negotiation of this Agreement and the other Related Agreements or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in the light of the circumstances under which they were made, not misleading.

3.8                               Reliance by the Investors.

Each of Holdings and the Company acknowledges that the Investors will rely upon the truth and accuracy of, and Holdings’ and the Company’s compliance with, the representations, warranties, agreements, covenants, acknowledgements and understandings of Holdings and the Company set forth herein.

3.9                               No Side Agreements.

Neither Holdings nor the Company is a party to any side letter or other agreement or arrangement (other than the Credit Agreement and the other Loan Documents) with any Person with respect to the Loans or the transactions contemplated by this Agreement.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor represents and warrants as of the date hereof and as of the Closing Date, as set forth below.

4.1                               No Public Sale or Distribution.

The Investor is acquiring the Common Stock (excluding the Common Stock issued pursuant to Section 2.1(a)(ii)) and the Preferred Stock for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in a manner that would violate the Securities Act or the “Blue Sky” laws of any state of the United States or the applicable laws of any other jurisdiction; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Common Stock or the Preferred Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock and the Preferred Stock at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

4.2                               Investor Status.

The Investor is one of the following: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act; (ii) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act (“QIB”); or (iii) a non-”U.S. person” (as defined under Regulation S) that is purchasing the Common Stock and the Preferred Stock in an “offshore transaction” (as defined in Regulation S) in compliance with Regulation S and with laws applicable to such persons in jurisdictions outside of the United States.

4.3                               Transfer or Resale.

The Investor understands that: (i) the Common Stock and the Preferred Stock (and the shares of Common Stock issuable upon conversion thereof) have not been registered under the Securities Act or any state securities laws and (in the case of the Preferred Stock) will not be registered under the Securities Act or any state securities law; and (ii) the Investor agrees that if it decides to offer, sell or otherwise transfer any of the Common Stock, Preferred Stock or shares of Common Stock issuable upon conversion thereof, such securities may be offered, sold or otherwise transferred only: (A) to Holdings or any of its Subsidiaries, (B) pursuant to a registration statement which has been declared effective under the Securities Act, (C) for so long as such securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a Person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A under the Securities Act, (D) pursuant to Regulation S, (E) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring such securities for its own account, or for the account of such an institutional “accredited investor,” for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, (F) pursuant to an exemption from registration provided under Section 4(a)(7) of the Securities Act or (G) pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from

6

the registration requirements of the Securities Act. The Investor acknowledges that Holdings reserves the right prior to any offer, sale or other transfer pursuant to clause (E), (F) or (G) in the immediately preceding sentence to require the delivery of opinions of counsel, certifications and/or other information satisfactory to Holdings in its reasonable discretion. The Investor acknowledges and agrees that (i) a restrictive legend to the effect of the foregoing may be placed on the certificates representing the Common Stock and Preferred Stock to be issued pursuant to this Agreement, (ii) a notation shall be made in the appropriate records of Holdings indicating that such Common Stock and Preferred Stock is subject to restrictions on transfer and, if Holdings should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such stock transfer agent, and (iii) such Common Stock and Preferred Stock may be subject to additional transfer restrictions to the extent provided in any lock-up agreement between the Investor and the managing underwriters for the Holdings IPO. In connection with any transfer of the Preferred Shares by the Investor to an Affiliate of the Investor, the Investor shall provide written notice to the Company that the transferee is an Affiliate of the Investor and specify the number of Preferred Shares so transferred and such transferee shall, as a condition to such transfer, agree that upon any transfer by it to an Affiliate of such transferee it shall deliver written notice to the Company of the Affiliate status of such transferee and the number of Preferred Shares so transferred. The Investor understands that no active trading market currently exists for the Common Stock or the Preferred Stock, Holdings does not intend to list the Preferred Stock on any national securities exchange and an active market may not develop for the Common Stock or the Preferred Stock. Notwithstanding anything to the contrary contained in this Section 4.3, all references to “Common Stock” contained in this Section 4.3 specifically exclude the Common Stock issued pursuant to Section 2.1(a)(ii).

4.4                               Validity; Enforcement.

This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.5                               ERISA.

(a)                                 Either (i) the Investor is not purchasing or holding the Common Stock and the Preferred Stock (or any interest in such securities) with the assets of (A) an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (B) a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”), (C) an entity whose underlying assets are considered to include “plan assets” of any of the foregoing by reason of such plan’s, account’s or arrangement’s investment in such entity, or (D) a governmental, church, non-U.S. or other plan that is subject to any federal, state, local, non-U.S. or other laws, or rules or regulations that are similar to such provisions of ERISA or

7

the Code (collectively, “Similar Laws”); or (ii) the purchase and holding of the Common Stock and the Preferred Stock by the Investor, throughout the period that it holds such securities, and the disposition of such securities or an interest therein will not constitute (i) a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or (ii) a violation under any applicable Similar Laws.

(b)                                 Each Investor acknowledges that Holdings will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

ARTICLE V
COVENANTS

5.1                               Expenses.

Promptly after written demand therefore, Holdings and the Company shall pay each Investor’s documented out-of-pocket fees and expenses relating to the negotiation of this Agreement and each Related Agreement and the transactions contemplated hereby and thereby and the Holdings IPO, including reasonably incurred legal fees and expenses of Akin Gump Strauss Hauer & Feld LLP. Notwithstanding the foregoing, the Company shall not be responsible for the fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP or any other counsel (other than Akin Gump Strauss Hauer & Feld LLP) in excess of $50,000.

5.2                               Restrictive Legends.

Except with respect to any “control” securities (as such term is understood with respect to Rule 144 under the Securities Act), at the earliest possible time when such legend is no longer required pursuant to applicable law but in any event no later than the date that is one (1) year after the Closing Date, Holdings shall remove any restrictive legend on the certificates representing the Common Stock and Preferred Stock to be issued pursuant to this Agreement.

5.3                               Board Matters.

(a)                                 From the date of this Agreement and for so long as GoldenTree Asset Management LP and its affiliates (collectively, “GTAM”) collectively beneficially own at least 7.5% of the then-outstanding Common Stock (taking into account (a) the exercise of all other options, warrants and other equity-linked securities held by GTAM and (b) the conversion of the Preferred Stock held by GTAM) (such amount, the “Threshold Amount”), GTAM will have the right, at its option, to designate one (1) director to the Board (the “GTAM Designee”) or one (1) observer to the Board (the “GTAM Observer”) (provided that such GTAM Designee is acceptable to Holdings in the good faith reasonable discretion of the Board) by providing notice to the Company naming the GTAM Designee or GTAM Observer.

(b)                                 For so long as GTAM beneficially owns at least the Threshold Amount, within 2 business days’ of GTAM providing notice to Holdings naming a GTAM Designee, Holdings shall and shall cause the Board and any applicable committee or subcommittee of the Board to take all corporate action necessary to appoint the GTAM

8

Designee to the Board as of the date that is 2 business days after the date of GTAM providing such notice, in each case with a term expiring at the next annual meeting of stockholders at which directors are to be elected (the “Stockholders Meeting”). For so long as GTAM beneficially owns at least the Threshold Amount, Holdings shall and shall cause the Board and any applicable committee or subcommittee of the Board to (i) include the GTAM Designee (or any GTAM Replacement Designee (as defined below)) as a nominee for election to the Board on the slate of nominees recommended by the Board and any applicable committee or subcommittee of the Board in Holdings’ proxy statement and on its proxy card relating to the Stockholders Meeting, (ii) use its commercially reasonable efforts to cause the election of the GTAM Designee to the Board at any Stockholders Meeting, including by recommending that Holdings’ stockholders vote in favor of the GTAM Designee and otherwise supporting the GTAM Designee in a manner no less rigorous and favorable than the manner in which Holdings supports the Board’s other nominees to the Board and (iii) appoint the GTAM Designee (or GTAM Replacement Designee) to each committee and subcommittee of the Board (including any such committee and subcommittee which may subsequently be created) on which such person desires to serve, subject to applicable restrictions under the corporate governance listing standards of the New York Stock Exchange. For so long as GTAM beneficially owns at least the Threshold Amount, if the GTAM Designee (or any GTAM Replacement Designee) is unable or unwilling to serve as a director, resigns as a director (including as the result of a failure to receive the requisite vote at a Stockholders Meeting) or is removed as a director, then GTAM shall have the ability to designate a substitute designee (a “GTAM Replacement Designee”) to fill such vacancy created by the departure of the GTAM Designee by providing notice to Holdings, and Holdings shall and shall cause the Board and any applicable committee or subcommittee of the Board to take all corporate action necessary to appoint the GTAM Replacement Designee to the Board as of the date that is 2 business days after the date of GTAM providing such notice, in each case with a term expiring at the Stockholders Meeting. Each GTAM Designee or GTAM Replacement Designee that serves as a member of the Board (or committee or subcommittee of the Board) shall have the same rights and benefits, including with respect to insurance, indemnification, exculpation, compensation and fees, as are applicable to all independent directors of Holdings (or, in the case of services as a member of a committee or subcommittee of Holdings, as are applicable to the other members of such committee or subcommittee). Notwithstanding anything to the contrary, GTAM shall not have the right to have a GTAM Designee included in the Board’s slate nominated for election to the Board if the election of such GTAM Designee would cause more than one representative of GTAM to be serving on the Board.

(c)                                  The GTAM Observer shall be entitled to (i) attend (in person, telephonically or by such other means as is normally available to members of the Board) all meetings (both regular and special) of the Board and each committee and subcommittee of the Board (including executive or similar sessions), in a nonvoting capacity only, (ii) receive written notice of, and agendas for, all meetings (both regular and special) of the Board and each committee and subcommittee of the Board (including proposed minutes of previous meetings if not previously ratified) at the same time as members of the Board receive such notice and agendas, (iii) if the Board or any committee or subcommittee of the Board proposes to take any action by written consent in lieu of a meeting, receive (A) a draft of such written consent at the same time and in the same manner as if the GTAM

9

Observer were a member of the Board or such committee or subcommittee of the Board and (B) a copy of such written consent when sent to members of the Board or such committee or subcommittee of the Board for execution and (iv) receive all other documents, notices, presentations, minutes, reports, consents, resolutions and written materials provided to members of the Board and each committee and subcommittee of the Board. The GTAM Observer may contact any member of the Board and each committee and subcommittee of the Board to discuss pending actions and any other matters in such body’s discretion. The GTAM Observer shall not be deemed a director of Holdings. For the avoidance of doubt, the GTAM Observer shall not (i) have voting rights or the right to participate in any action by written consent, (ii) have the right to call special meetings of the Board, nor (iii) be counted for purposes of determining the size of the Board or whether a quorum has been obtained. Holdings shall pay the GTAM Observer’s reasonable out-of-pocket expenses (including the reasonable cost of airfare, meals and lodging) in connection with the GTAM Observer’s in-person attendance at such meetings. For so long as GTAM beneficially owns at least the Threshold Amount, in the event that the GTAM Observer is unable or unwilling to attend any meetings of the Board or any committee or subcommittee thereof as set forth in this section, or GTAM wishes to replace the GTAM Observer, GTAM may designate an alternate observer by providing notice to the Company (the “Alternate Observer”). The term “GTAM Observer” herein shall also refer to any Alternate Observer that is actually attending any meeting of the Board or any committee or subcommittee thereof in the place of the applicable GTAM Observer. Notwithstanding anything to the contrary in this Agreement, Holdings reserves the right to withhold any information and to exclude the GTAM Observer from the portion of any meeting (i) to the extent that the access to such information or attendance at such portion of any meeting violates the attorney-client privilege between Holdings and its counsel in respect of any investigation, action or proceeding involving Holdings or any of its affiliates (it being understood that Holdings cannot exercise its right to withhold information and/or exclude the GTAM Observer upon the mere presence of Holdings’ legal counsel at a meeting), as determined by counsel for Holdings, or (ii) any portion of any meeting or information at which or in which the obligations of Holdings (or any of its affiliates) under the Loan Documents (as defined in the Term Loan Agreement), or any other obligations of Holdings (or any of its affiliates) to GTAM, are discussed. Holdings shall provide the GTAM Observer with redacted information to the extent the foregoing sentence applies. Notwithstanding anything to the contrary, the GTAM Observer (or Alternate Observer) shall not be entitled to attend any meeting or receive any notice or other information pursuant to this Section 5.3(c) unless and until such person has entered into a confidentiality agreement reasonably acceptable to the Company.

ARTICLE VI
INDEMNIFICATION

Holdings and the Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless, the Administrative Agent, each Investor, each Investor’s and the Administrative Agent’s respective members, stockholders, officers, directors, agents and employees and each Person who controls such Investor or the Administrative Agent (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out

10

of or based on (i) any misrepresentation or breach of any representation or warranty made by Holdings or the Company in this Agreement or any Related Agreement or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any agreement or obligation by Holdings or the Company of this Agreement or any Related Agreement, or (iii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Holdings prospectus or in any amendment or supplement thereto or in any Holdings preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding any Investor furnished in writing to Holdings by such Investor or its agent for use therein.

ARTICLE VII
CONDITIONS TO CLOSING; TERMINATION

7.1                               Conditions to the Obligations of the Investors.

The obligations of the Investors to consummate the transactions contemplated by this Agreement are subject to the satisfaction or written waiver by the Investors (to the extent such condition can be waived), at or prior to the Closing, of each of the following conditions:

(a)                                 The Holdings IPO, with minimum gross proceeds of $75,000,000, the net proceeds of which shall only be used as described in the draft prospectus for such offering previously provided to the Investors, shall have been consummated.

(b)                                 The representations and warranties of Holdings and the Company shall be true and correct in all material respects (except for any representations and warranties that are already qualified as to “materiality” or “Material Adverse Effect,” which representations and warranties shall be true and correct in all respects) at and as of the Closing Date as if made on the Closing Date, except for the representations and warranties of Holdings and the Company set forth in Sections 3.2, 3.3, and 3.7 and 3.9, which shall be true and correct in all respects at and as of the Closing Date as if made on the Closing Date.

(c)                                  Each of Holdings and the Company shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Holdings or the Company, as applicable, at or prior to the Closing.

(d)                                 Each Investor shall have received each of the closing deliverables listed in Section 2.2(b).

(e)                                  Holdings shall have duly filed the Preferred Stock COD with the Secretary of State of the State of Delaware and the Preferred Stock COD shall have become effective.

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(f)                                   Holdings and the Company shall have paid or reimbursed the documented out-of-pocket fees and expenses of each Investor relating to the negotiation of this Agreement and each Related Agreement and the transactions contemplated hereby and thereby, including reasonably incurred legal fees and expenses.

(g)                                  From the date of this Agreement, there shall not have occurred any Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonable be expected to result in a Material Adverse Effect.

(h)                                 The Registration Statement, including the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registrations Statement shall not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)                                     The Junior Notes shall have converted into shares of Common Stock at a conversion price equal to eighty percent (80%) of the initial public offering price per share in the Holdings IPO and on terms no more favorable to the holders of the Junior Notes than is provided to the Investors with respect to the transactions contemplated by Section 2.1(a)(i).

(j)                                    The shares of Common Stock issued to the Investors pursuant to Section 2.1(a)(ii) shall have been registered for sale pursuant to the Registration Statement.

7.2                               Termination.

This Agreement may be terminated and the transactions contemplated by this Agreement abandoned, at any time prior to the Closing:

(a)                                 By the Investors, upon written notice from all Investors to Holdings and the Company, if the Holdings IPO is not consummated within 90 days of the date of this Agreement; or

(b)                                 By the mutual written consent of the parties hereto.

7.3                               Effect of Termination.

In the event of termination in accordance with Section 7.2, this Agreement will forthwith become void and there will be no liability on the part of any party hereto, except for the provisions of this Section 7.3 and Section 5.1, ARTICLE VI and ARTICLE VIII, each of which shall survive termination.

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ARTICLE VIII
MISCELLANEOUS PROVISIONS

8.1                               Amendment.

This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each party hereto.  Notwithstanding the foregoing, an amendment to the provisions of Section 5.3 shall only require the consent of GTAM.

8.2                               Extension; Waiver.

At any time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties; (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement; or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, and no such waiver shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence thereof.  Notwithstanding the foregoing, a waiver of compliance with any of the agreements of Section 5.3 shall only require the consent of GTAM.

8.3                               No Third Party Beneficiaries.

Except as expressly set forth herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be.

8.4                               Successors and Assigns.

All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be. Neither this Agreement nor any rights hereunder shall be assigned in whole or in part by Holdings or the Company without the prior written consent of the Investors. This Agreement and the rights and obligations of an Investor hereunder (other than the rights and obligations provided under Section 5.3, which shall be personal to GTAM and non-assignable) may be assigned to any Person who executes an Assignment and Acceptance Agreement in the form attached as Exhibit I to the Credit Agreement and a joinder to this Agreement in the form attached hereto as Exhibit A; provided that the Company is given written notice of such proposed assignment at least two Business Days prior to such assignment.

8.5                               Entire Agreement.

This Agreement, the Related Agreements and the other agreements and documents referenced herein (including, but not limited to, the Schedules and the Exhibits (in their executed form)) contain all of the agreements among the parties hereto with respect to the transactions

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contemplated hereby and supersede all prior agreements or understandings whether written or oral, among the parties with respect thereto.

8.6                               Notices.

All notices, amendments, waivers or other communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, sent by e-mail or facsimile, sent by nationally recognized overnight courier or mailed by registered or certified mail with postage prepaid, return receipt requested, to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)                    if to Holdings or the Company, to:

450 East 29th Street

New York, NY 10016

Telephone: (212) 308-6000

Fax: (212) 355-7855

Attention: Steven N. Gordon, Esq.

Email: Steve@Kadmon.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP

1251 Avenue of the Americas

New York, NY 10020

Telephone: (212) 335-4509

Fax: (212) 884-8729

Attention: Sidney Burke

Email: sidney.burke@dlapiper.com

(b)                    if to any Investor, to the address set forth below such Investor’s name on Annex I.

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Telephone: (212) 872-1010

Fax: (212) 872-1002

Attention: David J. D’Urso

Email: ddurso@akingump.com

Any such notice or communication shall be deemed to have been given and received (a) when delivered, if personally delivered; (b) when sent, if sent by email on a Business Day (or, if not sent on a Business Day, on the next Business Day after the date sent by email); (c) on the next Business Day after dispatch, if sent by nationally recognized, overnight courier guaranteeing

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next Business Day delivery and (d) on the fifth Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail.

8.7                               Governing Law; Choice or Jurisdiction and Venue.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS OR PRINCIPLES THEREOF THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. WITH RESPECT TO ANY LAWSUIT OR PROCEEDING ARISING OUT OF OR BROUGHT WITH RESPECT TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY, EACH OF THE PARTIES HERETO IRREVOCABLY (a) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; (b) WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT; (c) WAIVES ANY CLAIM THAT SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (d) FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PART.

8.8                               Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE RELATED AGREEMENTS OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE RELATED AGREEMENTS, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED OR HAD THE OPPORTUNITY TO REVIEW THIS WAIVER WITH ITS RESPECTIVE LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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8.9                               Remedies.

The parties hereto shall each have and retain all rights and remedies existing in their favor under this Agreement, at law or equity, including, without limitation, rights to bring actions for specific performance and/or injunctive or other equitable relief (including, without limitation, the remedy of rescission) to enforce or prevent a breach or violation of any provision of this Agreement. All such rights and remedies shall, to the extent permitted by applicable law, be cumulative and the existence, assertion, pursuit or exercise of any thereof by a party shall not preclude such party from exercising or pursuing any other rights or remedies available to it.

8.10                        Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

8.11                        Replacement of Certificates.

If any certificate or instrument evidencing any of the shares of Common Stock or shares of Preferred Stock is mutilated, lost, stolen or destroyed, Holdings shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Holdings of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate or note affidavit of that fact and an agreement to indemnify and hold harmless Holdings for any Losses in connection therewith.

8.12                        Termination of the Credit Agreement.

Effective upon consummation of the transactions described in Section 2.1(a), (i) all outstanding indebtedness (including, without limitation, for principal, interest and fees) and other Obligations of each Obligor under or relating to the Loan Documents shall be considered paid and satisfied in full and irrevocably discharged, terminated and released, (ii) all security interests and other liens granted to or held by the Administrative Agent or the Investors in the Collateral as security for the Obligations (the “Property”), if any, shall be automatically satisfied, released and discharged, without recourse, representation, warranty or other assurance of any kind, (iii) the Credit Agreement and the other Loan Documents shall terminate and be of no further force or effect, (iv) the Administrative Agent shall file UCC termination statements terminating the liens of the Administrative Agent for the benefit of the Investors on the Property of any Obligor securing the Obligations, (v) the Administrative Agent shall deliver to the Company

16

agreements releasing the Administrative Agent’s security interests in intellectual property of the Obligors and (vi) the Company (and its designees) shall be authorized and directed, without further notice, to deliver a copy of this Agreement to any bank, landlord, warehouseman, insurance company, insurance broker or other person for the purpose of evidencing the termination and release of all security interests and liens granted to or held by the Administrative Agent or the Investors in the assets and Property of the Obligors pursuant to the Loan Documents, and thereafter, any contract, agreement, control, blocked account or deposit account agreement, collateral access agreement, warehousemen waiver, commitment to deliver insurance certificates and proceeds and the like executed by any Obligor in favor of the Administrative Agent or the Investors pursuant to the Loan Documents shall be automatically terminated, without further action or consent by the Administrative Agent or the Investors. Further, after the Closing Date, the Administrative Agent agrees to take all reasonable additional steps (at the expense of the Company) reasonably requested by the Company in writing as may be necessary to release their security interests in the Property securing the Obligations, except for any such steps that (x) would expose the Administrative Agent or any of the Investors or any officer of the Administrative Agent or any of the Investors to personal liability or (y) would be contrary to applicable law. Notwithstanding anything to the contrary, this Section 8.12 shall not affect any rights of the Administrative Agent or any Investor or the obligations of the Company or any other Obligor under the Loan Documents that expressly survive repayment of the Obligations and the termination of the Loan Documents.

8.13                        Counterparts; Facsimile Signatures.

This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute one agreement. Facsimile or other electronic counterparts to this Agreement shall be acceptable and binding.

8.14                        Incorporation of Recitals, Annexes, Exhibits and Schedules.

The recitals, Annexes, Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

8.15                        Interpretation; Construction.

(a)                                 The term “Agreement” means this agreement together with all Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. Unless the context otherwise requires, words importing the singular shall include the plural, and vice versa. The use in this Agreement of the term “including” means “including, without limitation.” The words “herein,” “hereof,” “hereunder,” “hereby,” “hereto,” “hereinafter,” and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular article, section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to articles, sections, subsections, clauses, paragraphs, schedules, annexes and exhibits mean such provisions of this Agreement and the Schedules, Annexes and Exhibits attached to this Agreement, except where otherwise stated. The use

17

herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.

(b)                                 The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

8.16                        Headings.

The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

*******

18

IN WITNESS WHEREOF, each of the undersigned has duly executed this Exchange Agreement as of the date first written above.

COMPANY:

KADMON PHARMACEUTICALS, LLC

By:
	Name:	Steven N. Gordon
	Title:	Executive Vice President and General Counsel

HOLDINGS:

KADMON HOLDINGS, LLC

By:
	Name:	Steven N. Gordon
	Title:	Executive Vice President and General Counsel

[Signature Page to Exchange Agreement]

INVESTORS:

MACQUARIE BANK LIMITED

By:
	Name:	Robert Trevena
	Title:	Division Director

Fiona Smith
Division Director

Signed in Sydney, POA Ref:
#2090 dated 26 Nov 2015

[Signature Page to Exchange Agreement]

SPCP GROUP, LLC

By:
	Name:	Michael A. Gatto
	Title:	Authorized Signatory

[Signature Page to Exchange Agreement]

SAN BERNARDINO COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By: GoldenTree Asset Management, LP

By:
	Name:	Karen Weber
	Title:	Director - Bank Debt

GOLDENTREE 2004 TRUST

By: GoldenTree Asset Management, LP,
its Investment Advisor

By:
	Name:	Karen Weber
	Title:	Director - Bank Debt

GT NM, L.P.

By: GoldenTree Asset Management, LP

By:
	Name:	Karen Weber
	Title:	Director - Bank Debt

GN3 SIP LIMITED

By: GoldenTree Asset Management, LP

By:
	Name:	Karen Weber
	Title:	Director - Bank Debt

STELLAR PERFORMER GLOBAL SERIES: SERIES G — GLOBAL CREDIT

By: GoldenTree Asset Management, LP

By:
	Name:	Karen Weber
	Title:	Director - Bank Debt

[Signature Page to Exchange Agreement]

Acknowledged and Agreed:

MACQUARIE US TRADING LLC,
as Administrative Agent

By:
	Name:	Joshua Karlin	Anita Chiu
	Title:	Authorized Signatory	Associate Director

[Signature Page to Exchange Agreement]

Annex I

Investor	Principal Amount of Loans(1)	Allocable Share

Macquarie Bank Limited Address for Notices: c/o Macquarie Group 125 West 55th Street New York, NY 10019 Fax: (212) 231-0629 Attn: Portfolio Administration Email: loan.admin@macquarie.com	$3,204,302.74	4.305209955%

SPCP Group, LLC Address for Notices: Two Greenwich Plaza Greenwich, CT Tel: (203) 542-4200 Fax: (203) 542-5212 Attn: Credit Admin Email: CreditAdmin@silverpointcapital.com	$20,839,977.07	28.000000006%

San Bernardino County Employees Retirement Association Address for Notices: c/o GoldenTree Asset Management LP 300 Park Avenue New York, NY 10022 Tel: (212) 847-3460 Fax: (212) 847-3496 Attn: Peter Alderman, General Counsel Email: palderman@goldentree.com	$3,026,128.92	4.065820682%

Goldentree 2004 Trust Address for Notices: c/o GoldenTree Asset Management LP 300 Park Avenue New York, NY 10022 Tel: (212) 847-3460 Fax: (212) 847-3496 Attn: Peter Alderman, General Counsel Email: palderman@goldentree.com	$36,650,155.68	49.242105968%

GT NM, L.P. Address for Notices: c/o GoldenTree Asset Management LP 300 Park Avenue New York, NY 10022 Tel: (212) 847-3460 Fax: (212) 847-3496 Attn: Peter Alderman, General Counsel Email: palderman@goldentree.com	$1,385,366.42	1.861338889%

(1)  Calculated as of May 20, 2016 and without giving effect to any accrued and unpaid interest thereon.

Annex I-1

GN3 SIP Limited Address for Notices: Address for Notices: c/o GoldenTree Asset Management LP 300 Park Avenue New York, NY 10022 Tel: (212) 847-3460 Fax: (212) 847-3496 Attn: Peter Alderman, General Counsel Email: palderman@goldentree.com	$7,367,477.65	9.898733264%

Stellar Performer Global Series: Series G — Global Credit Address for Notices: c/o GoldenTree Asset Management LP 300 Park Avenue New York, NY 10022 Tel: (212) 847-3460 Fax: (212) 847-3496 Attn: Peter Alderman, General Counsel Email: palderman@goldentree.com	$1,955,081.04	2.626791236%

TOTAL	$74,428,489.52	100.000000000%

Annex I-2

Annex II

DEFINITIONS

The following terms used in this Agreement shall have the respective meanings set forth below.

“Adjusted Conversion Price” means the conversion price per share of Common Stock, initially set at $12.00, subject to adjustment as provided in Section 15.04 of the Credit Agreement; provided, however, that in the event of the Holdings IPO, the Adjusted Conversion Price shall be adjusted to be the lesser of the then-Conversion Price and eighty percent (80%) of the initial public offering price per share in such offering.

“Adjusted Registered Conversion Price” means the conversion price per share of Common Stock issued pursuant to Section 2.1(a)(ii), equal to the initial public offering price per share in the Holdings IPO (but no greater than $12.00 per share, subject to adjustment as provided in Section 15.04 of the Credit Agreement).

“Administrative Agent” is defined in the recitals.

“Agreement” is defined in the introductory paragraph.

“Allocable Share” means, with respect to each Investor, such Investor’s pro rata share of Loans outstanding, equal to the percentage set forth opposite such Investor’s name in the column “Allocable Share” on Annex I.

“Alternate Observer” is defined in Section 5.3(c).

“Board” means the Board of Directors (or equivalent governing body) of Holdings.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close (or are in fact closed).

“Closing” is defined in Section 2.2(a).

“Closing Date” means the date and time of the Closing of the transactions described in Section 2.1(a), which shall occur on the day that all conditions precedent set forth in ARTICLE VII are satisfied or waived by the applicable parties.

“Common Stock” means the common stock of Holdings following the Incorporation Transaction.

“Company” is defined in the introductory paragraph.

“Converted Registered Common Amount” means an amount equal to the product of (x) 125% and (y) $20,000,000.

“Converted Unregistered Common Amount” means an amount equal to $25,000,000.

Annex II-1

“Converted Preferred Amount” means an amount equal to $30,000,000.

“Credit Agreement” is defined in the recitals.

“Equity Interest” means all units, stock, shares, options, warrants, convertible securities, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any state, territory, county, city or other political subdivision of the United States.

“GTAM” is defined in Section 5.3(a).

“GTAM Designee” is defined in Section 5.3(a).

“GTAM Observer” is defined in Section 5.3(a).

“GTAM Replacement Designee” is defined in Section 5.3(b).

“Historical Financial Statements” means, (i) the audited financial statements of Holdings and its subsidiaries for the fiscal year ended December 31, 2015, consisting of balance sheets and the related consolidated statements of income and cash flows for such fiscal year, and (ii) the unaudited financial statements of Holdings and its subsidiaries as of the most recent fiscal quarter ended after the date of the most recent audited financial statements, consisting of balance sheets and the related consolidated statements of income and cash flows for the three, six or nine month period, as applicable, ending on such date.

“Holdings” is defined in the introductory paragraph.

“Holdings IPO” is defined in the recitals.

“Incorporation Transaction” means the conversion of Holdings into a corporation pursuant to a Certificate of Conversion to be filed by Holdings with the Secretary of State of the State of Delaware on or prior to the Closing Date.

“Investors” is defined in the introductory paragraph.

Annex II-2

“Loans” is defined in the recitals.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including reasonable attorneys’ fees.

“Make-Whole Amount” means (a) if the Closing occurs on or before June 15, 2016, then $7,200,000; (b) if the Closing occurs after June 15, 2016 but on or before June 30, 2016, then $7,200,000 plus $28,307 for each day after June 15, 2016 through and including the Closing Date; (c) if the Closing occurs after June 30, 2016 but on or before July 31, 2016, then $7,624,611 plus $11,064 for each day after June 30, 2016 through and including the Closing Date; and (d) if the Closing occurs after July 31, 2016 but on or before August 31, 2016, then $7,967,614 plus $11,212 for each day after July 31, 2016 through and including the Closing Date.

“Material Adverse Effect” means a material adverse change in or effect on (i) the business, condition (financial or otherwise), operations, prospects, performance or property of Holdings and its subsidiaries, taken as a whole, other than any event, fact, circumstance or condition (each, an “Event”) arising out of or resulting from (a) any adverse change to the United States or global economy in general; (b) any adverse change in general to the industries in which Holdings and its subsidiaries operate; (c) any change in general regulatory or political conditions, including any outbreak, engagement, or escalation of hostilities, acts of war or terrorist activities or changes imposed by a Governmental Authority associated with additional security; (d) any change in any Laws; (e) the announcement or pendency of the transactions contemplated by this Agreement (including the Holdings IPO); and (f) any change in the financial, banking, or securities markets (including any suspension of trading in, or limitation on prices for, securities on the New York Stock Exchange or Nasdaq Stock Market) or any change in the general national economic or financial conditions; provided, that any such change described in clause (a), (b), (c) or (f) does not affect the operations or financial condition of Holdings and its subsidiaries, taken as a whole, in a materially disproportionate manner, (ii) the ability of Holdings or the Company to perform its obligations under this Agreement or any Related Agreement, or (iii) the legality, validity, binding effect or enforceability of this Agreement or any Related Agreement.

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

“Preferred Stock” means the 5% Convertible Preferred Stock of Holdings, par value $0.001 per share, having the rights and preferences set forth in the Preferred Stock COD.

“Preferred Stock COD” means the Certificate of Designation governing the Preferred Stock, the agreed form of which is attached hereto as Exhibit B.

“Proceeding” means any action, claim, suit, investigation or proceeding (including a partial proceeding, such as a disposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a

Annex II-3

prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Common Stock covered by the Registration Statement, including any prospectus with respect to the Common Stock issued pursuant to Section 2.1(a)(ii), and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registration Rights Agreement” means the registration rights agreement, in the form attached hereto as Exhibit C, to be entered into on the Closing Date by Holdings and the Investors.

“Registration Statement” means each registration statement required to be filed with the SEC in connection with the Holdings IPO, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Related Agreements” means the Registration Rights Agreement.

“SEC” means the United States Securities and Exchange Commission.

“Junior Notes” means the Company’s outstanding 13.0% Second-Lien Convertible PIK Notes Due 2019.

“Securities Act” means the Securities Act of 1933, and the rules and regulations of the SEC promulgated thereunder, as amended from time to time.

“Stockholders Meeting” is defined in Section 5.3(b).

“Term Loan Agreement” means that certain Credit Agreement, dated as of August 28, 2015, among the Company, the guarantors party thereto from time to time, the lenders party thereto from time to time, and Perceptive Credit Opportunities Fund, LP as collateral representative (as amended, restated, supplemented or otherwise modified from time to time).

“Threshold Amount” is defined in Section 5.3(a).

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Exhibit A

(Form of Joinder Agreement)

By executing this JOINDER AGREEMENT, the undersigned hereby agrees to become a party to the Exchange Agreement dated as of June 8, 2016 by and among Kadmon Holdings, LLC, Kadmon Pharmaceuticals, LLC and the Investors (as defined therein) party thereto, and he/she/it will have all the rights and obligations of an Investor provided under such Exchange Agreement.

Dated:

[NAME]

By:
Name:
Title:

Address:
Email:
Facsimile:

Exhibit B

(Form of Certificate of Designations of the Preferred Stock)

Attached.

Exhibit E — Form of Preferred Stock Certificate of Designation

[Exhibits to Non-Convertible Credit Agreement]

KADMON HOLDINGS, INC.

CERTIFICATE OF DESIGNATIONS

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

5% Convertible Preferred Stock

(Par Value $0.001 Per Share)

Kadmon Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time in accordance with Section 7(b) hereof, the “Certificate of Incorporation”) which authorizes the issuance, by the Corporation, in one or more series of preferred stock, par value $[•] per share (the “Preferred Stock”), and in accordance with the provisions of Section 151 of the General Corporation Law, the Board of Directors on [•] duly adopted the following resolutions:

RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors by the provisions of Section [•] of the Certificate of Incorporation of the Corporation and in accordance with the provisions of Section 151 of the General Corporation Law, the Board of Directors hereby creates and provides for the issue of a series of Preferred Stock, herein designated as the 5% Convertible Preferred Stock, which shall consist initially of [•] shares of Preferred Stock (subject to increase or decrease as described herein in accordance with Section 151(g) of the General Corporation Law), and the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to any powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all series) are hereby fixed as follows (certain terms used herein being defined in Section 2) hereof:

1.                                      General.

(a)                                 The shares of such series shall be designated the 5% Convertible Preferred Stock, par value $[•] per share (the “Preferred Shares”).

(b)                                 Each Preferred Share shall be identical in all respects with the other Preferred Shares.

(c)                                  The number of Preferred Shares shall initially be [•], which number may from time to time be increased (but not above the total number of authorized shares of Preferred Stock and subject to Section 7(b)(i)) or decreased (but not below the number of Preferred Shares then outstanding) by resolution of the Board of Directors. Preferred Shares that have been issued and reacquired in any manner by the Corporation, including in connection with a conversion into Common Shares, shall be cancelled and shall revert to authorized but unissued Preferred Stock, undesignated as to class or series.

(d)                                 No fractional Preferred Shares shall be issued.

2.                                      Certain Definitions. As used herein, the following terms shall have the following meanings:

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement Value” shall mean, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to any such Hedging Agreement, (i) for any date on or after the date such Hedging Agreement has been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (ii) for any date prior to the date referenced in clause (i), the amount(s) determined as the mark-to-market value(s) for such Hedging Agreement, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreement.

“Annual Dividend Rate” shall mean 5.00% per annum.

“Bankruptcy Event” shall mean either:

(a)                                 the Corporation or any Significant Subsidiary, pursuant to or within the meaning of Bankruptcy Law: (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a custodian of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors; or (v) generally is not paying its debts as they become due; or

(b)                                 a court of competent jurisdiction enters an order or decree under any Bankruptcy Law, which remains unstayed and in effect for 60 consecutive days, that: (i) is for relief against the Corporation or any Significant Subsidiary in an involuntary case; (ii) appoints a custodian of the Corporation or for all or substantially all of the property of the Corporation or any Significant Subsidiary; or (iii) orders the liquidation of the Corporation or any Significant Subsidiary.

“Bankruptcy Law” shall mean Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors.

“beneficial owner” shall have the meaning ascribed to such term in rule 13d-3 under the Exchange Act, and the term “beneficially owned” shall have meaning correlative thereto.

“Board of Directors” shall have the meaning set forth in the introductory paragraph of this Certificate of Designation.

“Business Day” shall mean any day other than Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

“Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

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“Capital Stock” means (i) in the case of a corporation, corporate stock, (ii) in the case of a partnership or limited liability company, units, partnership (whether general or limited) or membership interests, (iii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Certificate of Incorporation” shall have the meaning set forth in the introductory paragraph of this Certificate of Designation.

“Change of Control” shall be deemed to have occurred if any of the following occurs:

(a)                                 any “person” or “group” (within the meaning of rules 13d-3 and 13d-5 under the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of the Corporation’s Common Shares, voting or otherwise, representing 50% or more of the total voting power or economic interests of all outstanding classes of Common Shares, voting or otherwise, other than in a transaction approved by holders of a majority of the Voting Stock of the Corporation; or

(b)                                 the Corporation consolidates with, or merges with or into, another Person or the Corporation sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the Corporation’s assets, or any Person consolidates with, or merges with or into, the Corporation, in any such event other than pursuant to a transaction in which the persons that beneficially owned, directly or indirectly, the Corporation’s Common Shares, voting or otherwise, immediately prior to such transaction beneficially own, directly or indirectly, shares of the Corporation’s Capital Stock representing at least a majority of the total voting power and economic interests of all outstanding classes of Capital Stock of the continuing or surviving or transferee Person (or any parent thereof) immediately after giving effect to such transaction.

“Closing Price” means, for any date, the closing price per security for the securities in question for such date (or, if not a Trading Day, the nearest preceding date that is a Trading Day) on the primary Eligible Market or exchange or quotation system on which the securities in question are then listed or quoted.

“Common Shares” means shares of any Capital Stock of any class or series of the Corporation (including, on the Issue Date, the Common Stock) which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which is not subject to redemption by the Corporation.

“Common Share Events” shall have the meaning set forth in Section 6(e)(i).

“Common Stock” means the Common Stock, par value $[•] per share, of the Corporation.

“Constituent Person” shall have the meaning set forth in Section 6(f).

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have

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meanings correlative thereto.

“Conversion Price” shall mean [•](1), as adjusted from time to time in accordance with the terms hereof.

“Convertible Credit Facility Agreement” shall mean the Third Amended and Restated Senior Secured Convertible Credit Agreement, dated as of August 28, 2015, by and among Kadmon Pharmaceuticals, as borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Macquarie US Trading LLC, as administrative agent.

“Corporation” shall have the meaning set forth in the introductory paragraph of this Certificate of Designation.

“Corporation Conversion Election Notice” shall have the meaning set forth in Section 6(b)(ii).

“Corporation Conversion Election Date” shall have the meaning set forth in Section 6(b)(ii).

“Current Market Price” shall mean, with respect to the Common Shares, on any date specified herein, the average of the Market Price during the period of the most recent ten (10) consecutive trading days ending on such date.

“Dividend Arrearage” shall have the meaning set forth in Section 3(a).

“Dividend Payment Date” shall mean June 30 of each year; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the first Business Day immediately following such Dividend Payment Date.

“Dividend Payment Record Date” shall have the meaning set forth in Section 3(a).

“Dividend Period” shall mean the period from the last Dividend Payment Date to but excluding the next Dividend Payment Date, provided that in the case of the first Dividend Period, the date of commencement shall be the Issue Date.

“Eligible Market” means any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board.

“Exchange Act” means the Securities Exchange Act of 1934, and any successor statute thereto, in each case as amended from time to time.

“Exchange Agreement” means that certain Exchange Agreement, dated as of June [  ], 2016 entered into among the Corporation, Kadmon Pharmaceuticals and the lenders under the

(1)         An amount equal to 80% of the initial public offering price per share.

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Convertible Credit Facility Agreement pursuant to which Preferred Shares will be issued to such lenders, a copy of which will be provided to any stockholder of the Corporation upon request therefor.

“FINRA” shall mean Financial Industry Regulatory Authority, Inc.

“GAAP” shall mean generally accepted accounting principles, as in effect on the Issue Date.

“General Corporation Law” shall have the meaning set forth in the introductory paragraph of this Certificate of Designation.

“Hedging Agreement” shall mean any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement.

“holder” of Preferred Shares shall mean the stockholder in whose name such Preferred Shares are registered in the stock books of the Corporation.

“Holder Conversion Election Date” shall have the meaning set forth in Section 6(c).

“Holder Conversion Election Notice” shall have the meaning set forth in Section 6(b)(i).

“Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments representing extensions of credit, (c) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, (d) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person (including all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person (excluding trade accounts payable and other accrued obligations, in each case incurred in the ordinary course of business)), whether or not the obligations secured thereby have been assumed, (e) all guarantees by such Person of obligations of others of the type referred to in clauses (a), (b), (c) or (f) of this defined term, (f) all Capital Lease Obligations of such Person, (g) net obligations of such Person under any Hedging Agreements, valued at the Agreement Value thereof, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock of such Person or any other Person or any warrants, rights or options to acquire such Capital Stock, valued, in the case of redeemable preferred interests, at the greater of its voluntary or

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involuntary liquidation preference plus accrued and unpaid dividends, and (i) all obligations of such Person as an account party in respect of letters of credit and bankers’ acceptances, in each case, if and to the extent that any of the foregoing indebtedness (other than under the Hedging Agreements) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer, to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness do not provide that such Person is liable therefor. Notwithstanding the foregoing, the following obligations of the Corporation and its Subsidiaries shall not constitute Indebtedness: (1) obligations under the warrants issued in connection with the Non-Convertible Credit Facility Agreement as in effect on the Issue Date, (2) any redemption, purchase or other acquisition of Capital Stock made for purposes of and in compliance with requirements of an employment agreement with, or employee incentive or benefit plan of, the Corporation or any Subsidiary, (3) any indebtedness or other obligations existing on the Issue Date, including, without limitation, under the Non-Convertible Credit Facility Agreement (after giving effect to the consummation of the transactions contemplated by the Exchange Agreement), that otherwise would constitute Indebtedness and (iv) any indebtedness or other obligations that extend the maturity of, refinance, replace, consolidate or otherwise restructure the indebtedness or other obligations under the Non-Convertible Credit Facility Agreement; provided that any such extension, refinancing, replacement, consolidation or restructuring shall not increase the principal amount due thereunder beyond the principal amount outstanding at such time.

“Issue Date” shall mean the first date on which any Preferred Shares are issued and sold.

“Junior Shares” shall have the meaning set forth in Section 8.

“Kadmon Pharmaceuticals” shall mean Kadmon Pharmaceuticals, LLC, a Delaware limited liability company and indirectly wholly-owned Subsidiary of the Corporation.

“Liquidation” shall mean (A) a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, (B) a Change of Control, (C) a sale or transfer of all, or substantially all, of the Corporation’s consolidated assets other than to a wholly-owned Subsidiary of the Corporation), or (D) any other event of discharge, retirement or cancellation of the Preferred Shares, in each case in clause (D), that is not described in the foregoing clauses (A), (B), or (C) or a redemption pursuant to Section 5(a). Notwithstanding anything to the contrary, neither a Mandatory Conversion nor an Optional Conversion shall be considered a Liquidation.

“Mandatory Conversion” shall have the meaning set forth in Section 6(a)(ii).

“Mandatory Conversion Right” shall have the meaning set forth in Section 6(a)(ii).

“Mandatory Conversion VWAP Period” shall have the meaning set forth in Section 6(a)(ii).

“Market Price” shall mean, with respect to the Common Shares on any date, the last reported sales price, regular way on such day, or, in case no such sale takes place on such day,

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the average of the closing bid and asked prices, regular way on such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Common Shares are not listed or admitted for trading on NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted for trading or, if the Common Shares are not listed or admitted for trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if the Common Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker regularly making a market in the Common Shares selected for such purpose by the Board of Directors or, if there is no such professional market maker, such amount as an independent investment banking firm selected by the Board of Directors determines to be the value of a Common Share.

“Material Breach” shall mean a material breach of the Corporation’s obligations under the Exchange Agreement which has not been cured within 15 days after notice of such material breach is provided to the Corporation by any holder of Preferred Shares.  “Materially Breached” shall have a correlative meaning.

“NYSE” shall mean the New York Stock Exchange.

“Non-Convertible Credit Facility Agreement” means that certain Credit Agreement, dated as of August 28, 2015, as amended as of, and as in effect on, the Issue Date, among Kadmon Pharmaceuticals, LLC, as borrower, the Guarantors from time to time party thereto, the lenders from time to time party thereto and Perceptive Credit Opportunities Fund, LP, as collateral representative.

“Non-Electing Share” shall have the meaning set forth in Section 6(f).

“Optional Conversion” shall have the meaning set forth in Section 6(a)(i).

“Optional Conversion Right” shall have the meaning set forth in Section 6(a)(i).

“Original Purchase Price” shall mean $1,000 per Preferred Share.

“Parity Shares” shall have the meaning set forth in Section 8.

“Person” shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Preferred Shares” shall have the meaning set forth in Section 1(a).

“Preferred Stock” shall have the meaning set forth in the introductory paragraph of this Certificate of Designation.

“Premium” shall have the meaning set forth in Section 4(a).

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“Redemption Date” shall have the meaning set forth in Section 5(b).

“Redemption Event” shall have the meaning set forth in Section 5(a).

“Redemption Notice” shall have the meaning set forth in Section 5(b).

“Redemption Price” shall have the meaning set forth in Section 5(a).

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Senior Shares” shall have the meaning set forth in Section 8.

“set apart for payment” shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of shares of Capital Stock of the Corporation; provided, however, that if any funds for any class or series of Junior Shares or any class or series of Parity Shares are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

“Significant Subsidiary” means any Subsidiary of the Corporation that would be a “Significant Subsidiary” of the Corporation within the meaning of Rule 1-02(w) under Regulation S-X promulgated by the SEC.

“Stated Liquidation Preference Amount” shall mean, with respect to each Preferred Share, the sum of the Original Purchase Price plus any applicable Dividend Arrearages.

“Subsidiary” of any Person shall mean and include (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (excluding any class or classes of stock of such corporation that have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any limited liability company, partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Corporation.

“Trading Day” shall mean any day on which the securities in question are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted for trading.

“Trading Market” means whichever of the NYSE, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Shares are listed or quoted for trading on the date in question.

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“Transaction” shall have the meaning set forth in Section 6(f).

“VWAP” means the dollar volume-weighted average price for the Common Shares on its Trading Market during the period beginning at 9:30:01 a.m., New York City time (or such other time as the Trading Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as the Trading Market publicly announces is the official close of trading), as reported by Bloomberg, L.P. through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time (or such other time as the Trading Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as the Trading Market publicly announces is the official close of trading), as reported by Bloomberg, L.P., or, if no dollar volume-weighted average price is reported for such security by Bloomberg, L.P. for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the VWAP cannot be calculated for the Common Shares on a particular date on any of the foregoing bases, the VWAP of the Common Shares shall be the fair market value of the Common Shares on such date as determined by the Board of Directors in good faith. The VWAP for a period longer than one Trading Day shall be the volume-weighted average VWAP for such period.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is that the time entitled to vote in the election of the board of directors (or equivalent governance body) of such Person.

3.                                      Dividends.

(a)                                 The holders of Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends per Preferred Share at a rate equal to the product of (x) the Annual Dividend Rate and (y) the Stated Liquidation Preference Amount. In addition, the holders of Preferred Shares shall be entitled to receive dividends paid or payable on the Common Shares from time to time, if any, whether paid or payable in cash, shares of Capital Stock of the Corporation (including, but not limited to, Common Shares), evidence of its Indebtedness, rights or warrants to subscribe for or purchase any of its securities or any other assets or property, with respect to the number of Common Shares, or portion thereof, into which each Preferred Share is then convertible at the Conversion Price. The amount referred to in the foregoing sentence with respect to each Dividend Period shall be determined as of the applicable Dividend Payment Record Date by multiplying the number of Common Shares, or portion thereof calculated to the fourth decimal point, into which a Preferred Share would be convertible at the opening of business on such Dividend Payment Record Date (based on the Conversion Price then in effect) by the dividend payable or paid for such Dividend Period in respect of a Common Share outstanding as of the record date for the payment of dividends on the Common Shares with respect to such Dividend Period or, if different, with respect to the most recent period for which dividends with respect to the Common Shares have been declared. All dividends payable under the first sentence of this Section 3(a) shall be cumulative from the Issue Date, whether or not in any Dividend Period or

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Periods there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable, when, as and if authorized and declared, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Each such dividend shall be payable in arrears to the holders of record of the Preferred Shares, as they appear on the stock records of the Corporation at the close of business on each record date, which shall not be more than 30 days preceding the applicable Dividend Payment Date (the “Dividend Payment Record Date”), as shall be fixed by the Board of Directors.  Any Dividend Arrearages may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, which shall not be more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors. Dividends on the Preferred Shares shall, at the Corporation’s option, on each Dividend Payment Date, either (i) be paid in cash on such Dividend Payment Date or (ii) added to the Stated Liquidation Preference Amount for the purposes of calculating dividends pursuant to this Section 3(a) (until such time as the Corporation declares and pays such dividend in full and in cash, at which time, such dividend shall no longer be part of the Stated Liquidation Preference Amount for the purposes of calculating dividends pursuant to this Section 3(a)) (any amount that has been added to the Stated Liquidation Preference Amount and not yet paid, a “Dividend Arrearage”).

(b)                                 The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Preferred Shares shall be computed on the basis of twelve 30-day months and a 360-day year.

(c)                                  All dividends paid with respect to Preferred Shares shall be paid pro rata.

(d)                                 So long as any Preferred Shares are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared and paid or set apart for payment on any series or class or classes of Parity Shares for any period unless full cumulative dividends have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for such payment on the Preferred Shares for all Dividend Periods prior to the dividend payment date for such class or classes or series of Parity Shares. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Preferred Shares and all dividends authorized and declared upon any other series or class or classes of Parity Shares shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Preferred Shares and such class or classes or series of Parity Shares.

(e)                                  So long as any Preferred Shares are outstanding, no dividends shall be authorized and declared and paid or set apart for payment and no other distribution shall be authorized and declared and made upon Junior Shares (other than dividends or other distributions paid solely in Junior Shares, or options, warrants or rights to subscribe for or purchase Junior Shares), nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any Subsidiary) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of such stock) by the Corporation, directly or indirectly (except by

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conversion into or exchange for Junior Shares), unless in each case the full cumulative dividends on all outstanding Preferred Shares and any other Parity Shares shall have been paid or set apart for payment for all past Dividend Periods with respect to the Preferred Shares and all past dividend periods with respect to such Parity Shares.

(f)                                   In any case where any dividend payment date shall not be a Business Day, then (notwithstanding any other provision of this Certificate of Designations) payment of dividends need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the dividend payment date; provided, however, that no interest shall accrue on such amount of dividends for the period from and after such dividend payment date.

4.                                      Liquidation Preference.

(a)                                 In the event of any Liquidation or Redemption Event, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Preferred Shares shall be entitled to receive for each Preferred Share then held an amount equal to the greater of (i) (A) (I) the Stated Liquidation Preference Amount in cash per Preferred Share plus (II) any dividends (whether or not earned or declared) accrued and unpaid thereon from the last Dividend Payment Date to the date of the final distribution to such holder plus (B) solely in connection with an event that is a Liquidation as specified in clause (A) or clause (D) of the definition thereof or a Redemption Event, a premium equal to [•]%(2) of the amount described in clause (i)(A) of this sentence at such time (the “Premium”) or (ii) an amount or consideration per Preferred Share equal to the amount or consideration which would have been payable or distributable had each Preferred Share been converted into Common Shares immediately prior to such Liquidation. The foregoing amounts shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the Preferred Shares. Until the holders of the Preferred Shares have been paid for each Preferred Share then held the amount specified in this Section 4(a) in full, no payment will be made to any holder of Junior Shares upon Liquidation. If, upon any such Liquidation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Preferred Shares for each Preferred Share then held shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of such Preferred Shares and such other Parity Shares ratably in accordance with the amounts that would be payable on such Preferred Shares and such other Parity Shares if all amounts payable thereon were paid in full.

(b)                                 Notice of any Liquidation or Redemption Event shall be given by mail, postage prepaid, not less than fifteen (15) days prior to the distribution or payment date stated therein, to each holder of record of Preferred Shares appearing on the stock books of the Corporation as of

(2)                                 24%, decreasing to 21.2% at June 30, 2016, 20.2% at July 31, 2016 and 19.2% at August 31, 2016.  In the event that the Issue Date occurs other than on a month-end, the premium percentage shall be calculated by interpolation, on a straight-line basis, between the premium percentage for the preceding month-end and the premium percentage for the succeeding month-end.

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the date of such notice at the address of said holder shown therein. Such notice shall state a distribution or payment date, the amount to be paid pursuant to Section 4(a) and the place where such amount shall be distributable or payable.

(c)                                  After the payment in cash and/or property to the holders of Preferred Shares of the full amount specified in Section 4(a) with respect to outstanding Preferred Shares, the holders of outstanding Preferred Shares shall have no right or claim, based on their ownership of Preferred Shares, to any of the remaining assets of the Corporation. Subject to the rights of the holders of any Parity Shares, upon any Liquidation of the Corporation, after payment shall have been made in full to the holders of Preferred Shares and any Parity Shares, as provided in this Section 4, any other series or class or classes of Junior Shares shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Preferred Shares and any Parity Shares as such shall not be entitled to share therein.

(d)                                 Notwithstanding anything to the contrary herein, in the event that a Redemption Event is the occurrence of a Material Breach, such Redemption Event shall constitute a Redemption Event solely with respect to the holder(s) of Preferred Shares to which the Materially Breached obligations of the Corporation under the Exchange Agreement were owed for purposes of determining the amount such holder(s) of Preferred Shares shall be entitled to receive pursuant to Section 4(a) before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares.

(e)                                  In the event that the Redemption Event giving rise to the determination of the amount which holders of Preferred Shares shall be entitled to receive pursuant to Section 4(a) is a failure of the Corporation to make any payment of principal, interest, or other amount due and payable of any Indebtedness of the Corporation or its Subsidiaries after giving effect to any applicable cure period, such Redemption Event shall be deemed never to have occurred if, subsequent to the expiration of the cure period, (i) such failure to make payment is cured in full, (ii) all other obligations to pay principal, interest or other amounts due and payable of any Indebtedness of the Corporation and its Subsidiaries have been paid at such time and (iii) no Bankruptcy Event has occurred.

5.                                      Redemption.

(a)                                 The Preferred Shares shall not be redeemable except (i) upon a Bankruptcy Event, (ii) upon the occurrence of a Material Breach and (iii) upon the Corporation’s failure to make any payment of principal, interest, or other amount due and payable of any Indebtedness of the Corporation or its Subsidiaries after giving effect to any applicable cure period (each of the events described in clauses (i) through (iii) whether or not the Preferred Shares are redeemed, a “Redemption Event”). Subject to Section 5(d) below, in the event of a Redemption Event, the holders of Preferred Shares shall, in their sole discretion, be entitled to receive an amount equal to the Stated Liquidation Preference Amount plus any dividends (whether or not earned or declared) accrued and unpaid thereon from the last Dividend Payment Date to, but excluding, the date of such redemption plus the Premium (the “Redemption Price”). The foregoing amounts shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a

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change in the Preferred Shares. Notice of any Redemption Event shall be given by the Corporation by mail, postage prepaid, and in a press release provided to the major wire services, not later than the first Business Day after the Corporation acquires knowledge of such event or circumstance, to each holder of record of Preferred Shares appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein (a “Redemption Event Notice”), which notice shall state that (1) all Preferred Shares tendered prior to the deadline specified in clause (3) below will be accepted for payment on the Redemption Date; (2) the Redemption Price and the date of redemption, which shall be no sooner than 30 days and no later than 90 days from the date such notice is mailed (the “Redemption Date”); and (3) any holder of Preferred Shares electing to have any Preferred Shares redeemed pursuant to Section 5(a) shall be required to surrender its Preferred Shares, with a notice entitled “Option of Holder to Elect Redemption” in the form attached as Annex A to this Certificate of Designations (the “Redemption Notice”), to the Corporation prior to the close of business on the fifth Business Day preceding the Redemption Date.  If the Corporation fails to provide a Redemption Event Notice within the time period specified in this Section 5(a), then any holder of Preferred Shares may deliver such notice to the Corporation and the other holders of Preferred Shares, in which event the Redemption Date shall occur on the 45th day after the date of such notice and any holder of Preferred Shares electing to have any Preferred Shares redeemed pursuant to Section 5(a) shall be required to surrender the Preferred Shares, with a Redemption Notice, to the Corporation prior to the close of business on the fifth Business Day preceding such Redemption Date.

(b)                                 In order to exercise the foregoing redemption right, a holder of Preferred Shares shall send a completed Redemption Notice to the Corporation stating the number of Preferred Shares such holder wishes to cause to be redeemed and the address to which payment of the Redemption Price shall be delivered. The holder of Preferred Shares shall include with the Redemption Notice the certificate or certificates representing the Preferred Shares to be redeemed duly endorsed or assigned to the Corporation or in blank. The Corporation shall pay the Redemption Price to such holder on the Redemption Date. If fewer than all the Preferred Shares represented by a certificate delivered to the Corporation pursuant to this Section 5(b) are to be redeemed pursuant to a Redemption Notice, upon such partial redemption the Corporation shall (or shall cause a transfer agent for the Preferred Shares to) also issue and deliver to the holder of Preferred Shares a new certificate representing the Preferred Shares not so redeemed.  Unless the Corporation defaults in the payment of the Redemption Price therefor, all Preferred Shares accepted for redemption pursuant to Section 5(a) shall cease to accumulate dividends after the Redemption Date.

(c)                                  Until the holders of the Preferred Shares who have delivered a Redemption Notice have been paid the amount specified in Section 5(a) in full, no payment will be made to any holder of Parity Shares or Junior Shares.

(d)                                 Notwithstanding anything to the contrary herein, in the event that the Redemption Event giving rise to the foregoing redemption right under Section 5(a) is the occurrence of a Material Breach, such redemption right may be exercised solely by the holder(s) of Preferred Shares to which the Materially Breached obligations of the Corporation under the Exchange Agreement were owed.

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(e)                                  In the event that the Redemption Event giving rise to the foregoing redemption right under Section 5(a) is a failure of the Corporation to make any payment of principal, interest, or other amount due and payable of any Indebtedness of the Corporation or its Subsidiaries after giving effect to any applicable cure period, such Redemption Event shall be deemed never to have occurred and any Redemption Notice delivered by a holder of Preferred Shares in respect thereof shall be deemed automatically rescinded if, subsequent to the expiration of the cure period, (i) such failure to make payment is cured in full, (ii) all other obligations to pay principal, interest or other amounts due and payable of any Indebtedness of the Corporation and its Subsidiaries have been paid at such time and (iii) no Bankruptcy Event has occurred.

6.                                      Conversion.

(a)                                 Subject to the terms and conditions contained in this Section 6, the Preferred Shares shall be convertible as follows:

(i)                                     from and after the Issue Date, the holders of Preferred Shares shall have the right, at their option (the “Optional Conversion Right”), to convert some or all of their Preferred Shares as set forth in the Holder Conversion Election Notice (as defined below) into the number of fully paid and non-assessable Common Shares obtained by dividing the aggregate Stated Liquidation Preference Amount plus any dividends (whether or not earned or declared) accrued and unpaid thereon from the last Dividend Payment Date to, but excluding, the date of conversion of such specified Preferred Shares by the Conversion Price (each an “Optional Conversion”); and

(ii)                                  at any time following the date that is one (1) year following the Issue Date; provided, that (A) the VWAP of a Common Share for the period of 30 consecutive Trading Days beginning on the 31st Trading Day prior to the Corporation Conversion Election Date (the “Mandatory Conversion VWAP Period”) is in excess of $[•](3) (as adjusted for Common Share Events and dividends paid on shares of the Corporation’s Capital Stock in Common Shares) and (B) the Corporation has an effective resale shelf registration statement permitting the resale of all of the Common Shares issuable upon conversion of the Preferred Shares, the Corporation shall have the right, at its option (the “Mandatory Conversion Right”), to convert all or any number of the outstanding Preferred Shares into the number of fully paid and non-assessable Common Shares obtained by dividing the aggregate Stated Liquidation Preference Amount plus any dividends (whether or not earned or declared) accrued and unpaid thereon from the last Dividend Payment Date to, but excluding, the date of conversion of such Preferred Shares by the Conversion Price (the “Mandatory Conversion”). Any such Mandatory Conversion with respect to less than all outstanding Preferred Shares, shall be applied pro rata to the holders of Preferred Shares based on the number of Preferred Shares held by each such holder.

(b)                                 Any Optional Conversion or the Mandatory Conversion shall be subject to the following terms and conditions, as applicable:

(i)                                     In order to exercise the Optional Conversion Right, the holder of Preferred Shares shall send a written notice to the Corporation (the “Holder Conversion Election Notice”)

(3)                                 150% of the IPO price.

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stating that the holder thereof has elected to convert Preferred Shares. The Holder Conversion Election Notice shall also state the number of Preferred Shares such holder wishes to convert and the number of Common Shares to be issued by the Corporation to such holder pursuant to the Optional Conversion. The holder of Preferred Shares shall include with the Holder Conversion Election Notice the certificate or certificates representing the Preferred Shares to be converted duly endorsed or assigned to the Corporation or in blank. As promptly as practicable, but in no event later that five (5) Business Days, following receipt of a Holder Conversion Election Notice and the certificate or certificates representing the Preferred Shares to be converted, the Corporation shall (or shall cause a transfer agent for the Common Shares to) issue and shall deliver a certificate or certificates for the number of full Common Shares issuable upon such Optional Conversion, together with payment in lieu of any fraction of a share, as provided in Section 6(d), to such holder. If fewer than all the Preferred Shares represented by a certificate delivered to the Corporation pursuant to this Section 6(b)(i) are to be converted pursuant to a Holder Conversion Election Notice, upon such conversion the Corporation shall (or shall cause a transfer agent for the Preferred Shares to) also issue and deliver to the holder of Preferred Shares a new certificate representing the Preferred Shares not so converted.

(ii)                                  In order to exercise the Mandatory Conversion Right, the Corporation shall send a written notice to the holders of Preferred Shares (the “Corporation Conversion Election Notice”) that the Corporation has elected to exercise the Mandatory Conversion Right and convert such Preferred Shares (the date of such written notice, the “Corporation Conversion Election Date”) and which shall include the VWAP of the Common Shares for the Mandatory Conversion VWAP Period, and the number of Common Shares to be issued in the Mandatory Conversion. Following the receipt of the Corporation Conversion Election Notice, the applicable holder of Preferred Shares shall surrender to the Corporation the certificate or certificates representing the Preferred Shares so converted, duly endorsed or assigned to the Corporation or in blank. As promptly as practicable, but in no event later than five (5) Business Days, following receipt of the certificate or certificates representing the Preferred Shares converted in the Mandatory Conversion, the Corporation shall (or shall cause a transfer agent for the Common Shares to) issue and deliver, a certificate or certificates for the number of full shares of Common Shares issuable upon such Mandatory Conversion, together with payment in lieu of any fraction of a share, as provided in Section 6(d), to the holders entitled to receive the same. Notwithstanding anything in this Section 6(b)(ii) to the contrary, upon the close of business on the Corporation Conversion Election Date, the number Preferred Shares converted in the Mandatory Conversion shall automatically be deemed converted into Common Shares, which Common Shares shall be deemed to be outstanding of record, and all rights with respect to such Preferred Shares so converted, including any rights, if any, to receive dividends or notices and vote (other than as holders of Common Shares), will terminate, except for the right to receive the number of Common Shares into which such Preferred Shares have been converted.

(iii)                               Unless the Common Shares issuable on an Optional Conversion or Mandatory Conversion are to be issued in the same name as the name in which such Preferred Shares are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Corporation, duly executed by the holder or such holder’s duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

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(iv)                              Holders of Preferred Shares at the close of business on any Dividend Payment Record Date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such Dividend Payment Record Date and prior to such Dividend Payment Date. A holder of Preferred Shares on a Dividend Payment Record Date whose Preferred Shares are converted into Common Shares on such Dividend Payment Date will receive the dividend payable by the Corporation on such Preferred Shares on such date. If fewer than all the Preferred Shares represented by a certificate delivered to the Corporation pursuant to this Section 6(b) are to be converted pursuant to a Holder Conversion Election Notice or Corporation Conversion Election Notice, as the case may be, upon such partial conversion the Corporation shall (or shall cause a transfer agent for the Preferred Shares to) also issue and deliver to the holder of Preferred Shares a new certificate representing the Preferred Shares not so converted.

(c)                                  Each Optional Conversion shall be deemed to have been effected immediately prior to the close of business on the date the Corporation receives the Holder Conversion Election Notice and related stock certificates (the date of such receipt by the Corporation, the “Holder Conversion Election Date”) and the Person or Persons in whose name or names any Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Shares represented thereby at such time on such date, and such conversion shall be on such date.

(d)                                 No fractional shares or scrip representing fractions of Common Shares shall be issued upon conversion of the Preferred Shares. Instead of any fractional interest in a Common Share that would otherwise be deliverable upon the conversion of a Preferred Share, the Corporation shall pay to the holder of such Preferred Share an amount in cash based upon the Current Market Price of a Common Share on the Trading Day immediately preceding the Holder Conversion Election Date or Corporation Conversion Election Date, as applicable. If more than one Preferred Share shall be converted at one time by the same holder, the number of full Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Preferred Shares so converted.

(e)                                  The Conversion Price shall be adjusted from time to time as follows:

(i)                                     If, after the Issue Date, the Corporation (A) subdivides its outstanding Common Shares into a greater number of shares, (B) combines its outstanding Common Shares into a smaller number of shares or (C) issues any shares of Capital Stock by reclassification of its Common Shares (the events set forth in clauses (A), (B), and (C) above being hereinafter referred to as the “Common Share Events”), the Conversion Price shall be adjusted so that the holder of any Preferred Share thereafter converted shall be entitled to receive the number of Common Shares that such holder would have owned or have been entitled to receive after the happening of any Common Share Event had such Preferred Share been converted immediately prior to the effective date of such subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately upon the opening of business on the day next following the record date (subject to paragraph (f) below) in the case of a dividend or distribution and shall become effective immediately upon the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

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(ii)                                  No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this subparagraph (ii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 6 (other than this subparagraph (ii)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Shares. All calculations under this Section 6 shall be made to the nearest cent (with $.001 being rounded upward) or to the nearest one-tenth of a share, as the case may be.

(f)                                   If the Corporation becomes party to any transaction (including, without limitation, a merger, consolidation, self-tender offer for all or substantially all Common Shares outstanding or recapitalization of the Common Shares but excluding any Common Share Events (each of the foregoing being referred to herein as a “Transaction”)), in each case as a result of which Common Shares shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each Preferred Share that is not redeemed or converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Shares into which one Preferred Share was convertible immediately prior to such Transaction, assuming such holder of Common Shares (i) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an Affiliate of a Constituent Person and (ii) failed to exercise his or her rights of the election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided, that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each Common Share held immediately prior to such Transaction by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-Electing Share”), then for the purpose of this paragraph (f) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (f), and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Preferred Shares that will contain provisions enabling the holders of the Preferred Shares that remain outstanding after such Transaction to convert their Preferred Shares into the consideration received by holders of Common Shares at the Conversion Price in effect immediately prior to such Transaction. The provisions of this paragraph (f) shall similarly apply to successive Transactions.

(g)                                  If:

(i)                                     the Corporation pays a dividend (or makes any other distribution) on the Common Shares; or

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(ii)                                  the Corporation grants to the holders of the Common Shares rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

(iii)                               there shall occur any reclassification of the Common Shares or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or a self-tender offer by the Corporation for all or substantially all of its outstanding Common Shares, or the sale or transfer of all or substantially all of the consolidated assets of the Corporation as an entirety and for which approval of any stockholders of the Corporation is required; or

(iv)                              there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation,

then the Corporation shall cause to be prepared and delivered to the holders of the Preferred Shares at their addresses as shown on the stock records of the Corporation, as promptly as possible, but at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or grant of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or grant of rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, self-tender offer, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, self-tender offer, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6.

(h)                                 Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly prepare and deliver to the holders of the Preferred Shares a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment and an officer’s certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. The Corporation shall mail such notice and such certificate to the holders of each Preferred Share at such holder’s last address as shown on the stock records of the Corporation.

(i)                                     In any case in which paragraph (e) of this Section 6 provides that an adjustment shall become effective on the day next following the record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any Preferred Share converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (d) of this Section 6.

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(j)                                    If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 6, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

(k)                                 If the Corporation takes any action affecting the Common Shares, other than an action described in this Section 6, that would materially adversely affect the conversion rights of the holders of the Preferred Shares, the Conversion Price for the Preferred Shares shall be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors, in its reasonable discretion, may determine to be equitable in the circumstances.

(l)                                     The Corporation will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Shares, for the purpose of effecting conversion of the Preferred Shares, the full number of Common Shares deliverable upon the conversion of all outstanding Preferred Shares not theretofore converted. For purposes of this paragraph (l), the number of Common Shares that shall be deliverable upon the conversion of all outstanding shares of Preferred Shares shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

(m)                             The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares or other securities or property on conversion of the Preferred Shares pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of any Common Shares or other securities or property in a name other than that of the holder of the Preferred Shares to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Corporation the amount of any such tax or established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

7.                                      Voting.

(a)                                 Except as otherwise set forth herein or in the Certificate of Incorporation or by law specifically provided, the holders of Preferred Shares shall be entitled to vote on any and all matters on which holders of the Common Stock are entitled to vote on an “as if” converted basis calculated in accordance with Section 6. As to matters upon which only holders of Preferred Shares are entitled to vote, the holder thereof shall be entitled to one (1) vote per Preferred Share.

(b)                                 So long as any Preferred Shares remain outstanding, in addition to any other vote or consent of stockholders required by law or the Certificate of Incorporation, the Corporation shall not, directly or indirectly (including through merger or consolidation with any other corporation) and shall not permit any of its Subsidiaries to, without the affirmative vote at a meeting or the written consent without a meeting of the holders of at least a majority of Preferred Shares then outstanding:

(i)                                     authorize or approve the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for, or linked to, Preferred Shares, Senior Shares, or Parity Shares, or authorize or create, or increase the authorized number of, any class or

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series of Parity Shares, Preferred Shares or Senior Shares, or any security convertible into, or convertible or exchangeable for, or linked to, shares of any such class or series;

(ii)                                  authorize or approve the purchase or redemption of any Parity Shares or Junior Shares;

(iii)                               amend, alter or repeal any of the provisions of this Certificate of Designations, the Certificate of Incorporation or the Bylaws of the Corporation in a manner that would adversely affect the powers, designations, preferences and rights of the Preferred Shares; provided, however, that (a) any creation and issuance of Junior Shares shall not be deemed to adversely affect such powers, designations, preferences and rights; (b) any Liquidation shall not be deemed to adversely affect such powers, designations, preferences and rights and (c) the Company shall not be restricted from authorizing an amendment to the Certificate of Incorporation solely for the purpose of effecting a reverse stock split (and for no other purpose) other than a reverse stock split that would constitute, or would reasonably be expected to constitute, a transaction under rule 13E-3 of the Exchange Act;

(iv)                              after the Issue Date, contract, create, incur, assume or suffer to exist any Indebtedness or guarantee any such Indebtedness in an aggregate principal amount of more than $5.0 million at any time outstanding; or

(v)                                 agree to take any of the foregoing actions.

(c)                                  Notwithstanding anything to the contrary (A) no amendment or waiver (other than a waiver by a holder of Preferred Shares which does not affect the rights of the other holders of Preferred Shares) of any provision of this Certificate of Designations or the Corporation’s certificate of incorporation or bylaws shall, without the prior written consent of all holders of Preferred Shares who are known to the Corporation to hold, together with their Affiliates, more than five percent (5%) of all Preferred Shares then outstanding (i) reduce the Stated Liquidation Preference Amount, the Premium or the Annual Dividend Rate or any other amounts payable or that may become payable hereunder to holders of Preferred Shares, (ii) postpone the date fixed for any payment of any amount payable hereunder to holders of Preferred Shares or waive or excuse any such payment, (iii) modify or waive Section 6 or any portion thereof (or any definitions of terms used therein) in a manner that would adversely affect any holder of Preferred Shares, or (iv) change any of the provisions of this Section 7 or change any other provision of this Certificate of Designations specifying the number or percentage of holders of Preferred Shares which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, and (B) the Corporation shall not, directly or indirectly (including through merger or consolidation with any other corporation) and shall not permit any of its Subsidiaries to, without the prior written consent of all holders of Preferred Shares who are known to the Corporation to hold, together with their Affiliates, more than five percent (5%) of all Preferred Shares then outstanding, take any of the actions described in clause (i) or clause (iii) of Section 7(b) or agree to take any of such actions, in each case, in a manner that does not treat all holders of Preferred Shares similarly. Neither the Corporation nor any Subsidiary shall directly or indirectly pay or offer to pay any fee or other consideration of any nature to any holder of Preferred Shares in connection with any waiver, modification or amendment to this Certificate of Designations or the Corporation’s certificate of incorporation or

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bylaws unless the Corporation shall, by notice given by mail, postage prepaid, to each holder of record of Preferred Shares appearing on the stock books of the Corporation as of the date of such notice (or, if there is a record date for the applicable consent or agreement, as of such record date) at the address of said holder shown therein, advise each holder of Preferred Shares of any such consideration being paid or offered.

For the avoidance of doubt, the Corporation shall not be deemed to have knowledge that a holder of the Preferred Shares is an Affiliate of other holder(s) of the Preferred Shares unless it has been notified of such Affiliate status in writing by the relevant holder(s).

8.                                      Rank.

The Preferred Shares rank, with respect to rights to the payment of dividends and the distribution of assets in the event of any Liquidation, (i) senior to all Common Shares, and senior to all other equity securities of the Corporation other than equity securities referred to in clauses (ii) and (iii) of this sentence (“Junior Shares”); (ii) to the extent authorized under Section 7(b)(i), on a parity with all equity securities of the Corporation the terms of which specifically provide that such equity securities rank on a parity with the Preferred Shares with respect to rights to the payment of dividends and the distribution of assets in the event of any Liquidation (“Parity Shares”); and (iii) to the extent authorized under Section 7(b)(i), junior to all equity securities of the Corporation the terms of which specifically provide that such equity securities rank senior to the Preferred Shares with respect to rights to the payment of dividends and the distribution of assets in the event of any Liquidation (“Senior Shares”). The term “equity securities” does not include convertible debt securities (the issuance of which, for the avoidance of doubt, shall be subject to Section 7(b)(iv)).

9.                                      Miscellaneous.

(a)                Any and all notices to the Corporation will be addressed to the Corporation’s Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any holder hereunder will be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each holder at the facsimile telephone number or address of such holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given, regardless of how sent.

(b)                Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Preferred Shares, and in the case of any such loss, theft

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or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

(c)                 The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, Kadmon Holdings, Inc. has caused this Certificate to be duly executed in its name and on its behalf by its Chief Executive Officer this     day of [July] 2016.

KADMON HOLDINGS, INC.

By:
Name:
Title:

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Annex A

Certificate of Designations of

5% Convertible Preferred Stock of

Kadmon Holdings, Inc.

FORM OF OPTION OF HOLDER TO ELECT REDEMPTION

If you want to have all of your Preferred Shares redeemed by the Corporation pursuant to Section 5(a) of the Certificate of Designations of the 5% Convertible Preferred Stock of Kadmon Holdings, Inc. (“Certificate of Designations”), check the box: ☐

If you want to have less than all of your Preferred Shares redeemed by the Corporation pursuant to Section 5(a) of the Certificate of Designations, state the number of shares that you elect to have redeemed:                                .

Date:

Signature:

(Sign exactly as your name appears on the stock certificate evidencing your Preferred Shares)

Name:

Signature Guarantee: